As filed with the Securities and Exchange Commission on April 29, 2014.

1933 Act File No. 033-23166
1940 Act File No. 811-05624

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D. C. 20549

FORM N-1A

  REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 125  ☒

  and/or

  REGISTRATION STATEMENT
  UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

  Amendment No. 126  ☒

Morgan Stanley Institutional Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 296-6969

Joseph C. Benedetti, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy To:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on April 30, 2014 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on (date) pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
On (date) pursuant to paragraph (a) (2) of rule 485.

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Non U.S. and Global Portfolios

Active International Allocation Portfolio

Asian Equity Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Franchise Portfolio

Global Quality Portfolio

International Equity Portfolio

International Small Cap Portfolio

Select Global Infrastructure Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Active International Allocation
Class I	MSACX
Class A	MSIBX
Class L	MSLLX
Asian Equity
Class I	MEQIX
Class A	MEQPX
Class L	MEQLX
Emerging Markets
Class I	MGEMX
Class A	MMKBX
Class L	MSELX
Frontier Emerging Markets
Class I	MFMIX
Class A	MFMPX
Class L	MFMLX
Global Franchise
Class I	MSFAX
Class A	MSFBX
Class L	MSFLX
Global Quality
Class I	MGQIX
Class A	MGQAX
Class L	MGQLX
International Equity
Class I	MSIQX
Class A	MIQBX
Class L	MSQLX
International Small Cap
Class I	MSISX
Class A	MSCPX
Class L	MSNLX
Select Global Infrastructure
Class I	MTIIX
Class A	MTIPX
Class L	MTILX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FSVPRO-00

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Active International Allocation Portfolio

Objective

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, Morgan Stanley Investment Management Inc., in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.34%	0.35%	0.36%
Total Annual Portfolio Operating Expenses*	0.99%	1.25%	1.76%
Fee Waiver and/or Expense Reimbursement*	0.09%	0.00%	0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.90%	1.25%	1.75%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$287	$498	$1,108
Class A†	$646	$901	$1,175	$1,957
Class L	$178	$551	$949	$2,062

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A and 1.75% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the applicable Reorganization (as defined in the section of this Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes region, country, sector and industry selection and weighting rather than individual stock selection. The Adviser seeks to capitalize on the significance of region, country, sector and industry selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

The Adviser's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The Adviser—on an ongoing basis—establishes the proportion or weighting for each region, country, sector and/or industry (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index and within each

1

Active International Allocation Portfolio (Cont'd)

region, country, sector and/or industry, will try to broadly replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. In most cases, the local MSCI index for that country will be one of the broad local market indices. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

The Portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. The Portfolio may also use derivative instruments as discussed below. These derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities. The Adviser generally considers selling a portfolio holding when it determines that the position no longer satisfies its investment criteria.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Active International Allocation Portfolio (Cont'd)

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	24.16%
Low Quarter	9/30/11	–20.43%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 1/17/92)
Return before Taxes	21.38%	11.02%	7.00%	6.56%
Return after Taxes on Distributions	20.37%	10.62%	6.40%	5.18%
Return after Taxes on Distributions and Sale of Portfolio Shares	12.50%	8.86%	5.74%	4.95%
Class A† (commenced operations on 1/2/96)
Return before Taxes	14.58%	9.57%	6.15%	5.56%
Class L (commenced operations on 6/14/12)
Return before Taxes	20.34%	N/A	N/A	25.97%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[1]	22.78%	12.44%	6.91%	6.12%[3]
Lipper International Large-Cap Core Funds Index (reflects no deduction for taxes)[2]	20.67%	11.74%	6.37%	7.11%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax

3

Active International Allocation Portfolio (Cont'd)

returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Active International Allocation team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Ann D. Thivierge	Managing Director	June 1995

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc.,

P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Asian Equity Portfolio

Objective

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.95%	0.95%	0.95%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	3.33%	3.48%	3.89%
Total Annual Portfolio Operating Expenses*	4.28%	4.68%	5.59%
Fee Waiver and/or Expense Reimbursement*	2.83%	2.88%	3.29%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.45%	1.80%	2.30%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$148	$459	$792	$1,735
Class A†	$698	$1,062	$1,449	$2,530
Class L	$233	$718	$1,230	$2,636

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.45% for Class I, 1.80% for Class A and 2.30% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and/or the Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Company ("MSIM Company"), seek to achieve the Portfolio's investment objective by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

The Adviser and/or Sub-Adviser combine a top-down investment approach that focuses on country, sector and thematic allocation with a bottom-up approach for stock selection. The Adviser and/or Sub-Adviser allocate the Portfolio's assets among equity securities in markets within the Asia Pacific region, excluding Japan, based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in the Asia-Pacific region. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies its investment criteria.

5

Asian Equity Portfolio (Cont'd)

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Asia-Pacific Market. The small size of securities markets and the low trading volume in many countries in the Asia-Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of the Portfolio. In addition, because the Portfolio concentrates in a single region of the world, the Portfolio's performance may be more volatile than that of a fund that invests globally. Consequently, if Asian securities fall out of favor, it may cause the Portfolio to underperform funds that do not concentrate in a single region of the world.

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Asian Equity Portfolio (Cont'd)

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/12	13.70%
Low Quarter	9/30/11	–21.18%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/10)
Return before Taxes	–0.05%	1.65%
Return after Taxes on Distributions	–0.01%	1.64%
Return after Taxes on Distributions and Sale of Portfolio Shares	0.32%	1.40%
Class A† (commenced operations on 12/28/10)
Return before Taxes	–5.35%	–0.34%
Class L (commenced operations on 12/28/10)
Return before Taxes	–0.56%	0.95%
MSCI All Country Asia Ex-Japan Index (reflects no deduction for fees, expenses or taxes)[1]	3.07%	2.11%[3]
Lipper Pacific Region Ex-Japan Funds Index (reflects no deduction for taxes)[2]	4.53%	3.15%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Ex-Japan Funds classification. There are currently 10 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

7

Asian Equity Portfolio (Cont'd)

Sub-Adviser. Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Asian Equity team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser	Date Began Managing Portfolio
May Yu	Executive Director of the Adviser	August 2012
Munib Madni	Managing Director of MSIM Company	May 2012
Samuel Rhee	Managing Director of MSIM Company	May 2012

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Portfolio

Objective

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	1.21%	1.21%	1.21%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.30%	0.32%	0.58%
Total Annual Portfolio Operating Expenses*	1.51%	1.78%	2.54%
Fee Waiver and/or Expense Reimbursement*	0.26%	0.18%	0.44%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.25%	1.60%	2.10%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$127	$397	$686	$1,511
Class A†	$679	$1,003	$1,350	$2,325
Class L	$213	$658	$1,129	$2,431

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A and 2.10% for Class L. The fee waivers and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited"), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.

The Adviser's and Sub-Advisers' investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Advisers allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Advisers emphasize macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Adviser and/or Sub-Advisers generally consider selling an

9

Emerging Markets Portfolio (Cont'd)

investment when they determine the company no longer satisfies their investment criteria.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Portfolio (Cont'd)

illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	35.03%
Low Quarter	12/31/08	–29.79%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 9/25/92)
Return before Taxes	–0.80%	14.34%	10.76%	8.75%
Return after Taxes on Distributions	–1.62%	14.13%	9.88%	7.89%
Return after Taxes on Distributions and Sale of Portfolio Shares	0.53%	11.81%	9.40%	7.51%
Class A† (commenced operations on 1/2/96)
Return before Taxes	–6.26%	12.81%	9.89%	7.32%
Class L (commenced operations on 4/27/12)
Return before Taxes	1.56%	N/A	N/A	2.68%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[1]	–2.60%	14.79%	11.17%	8.35%[3]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[2]	–1.29%	15.17%	10.65%	N/A

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors

11

Emerging Markets Portfolio (Cont'd)

who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Gaite Ali	Managing Director of the Adviser	April 2013
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
Ana Cristina Piedrahita	Executive Director of MSIM Limited	January 2002
Munib Madni	Managing Director of MSIM Company	May 2012
Samuel Rhee	Managing Director of MSIM Company	May 2012

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this

Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Frontier Emerging Markets Portfolio

Objective

The Frontier Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.64%	0.45%	0.53%
Total Annual Portfolio Operating Expenses*	1.89%	1.95%	2.53%
Fee Waiver and/or Expense Reimbursement*	0.04%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.85%	1.95%	2.53%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$188	$582	$1,001	$2,169
Class A†	$713	$1,105	$1,522	$2,680
Class L	$256	$788	$1,345	$2,866

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I, 2.20% for Class A and 2.70% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to maximize returns by investing primarily in growth-oriented equity securities in frontier emerging markets.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Portfolio's assets among frontier emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio may also invest in emerging market securities. The equity securities in which the Portfolio may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Portfolio has a fundamental policy (i.e., one that cannot

13

Frontier Emerging Markets Portfolio (Cont'd)

be changed without shareholder approval) of investing 25% or more of its assets in the banking industry. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Portfolio currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Portfolio may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

For purposes of maintaining exposure of at least 80% of the Portfolio's assets to equity securities of companies operating in frontier emerging market countries, the Portfolio may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds ("ETFs"), and derivative instruments as described herein.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Portfolio to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Portfolio must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Frontier Emerging Markets Portfolio (Cont'd)

investment. To the extent that the Portfolio invests a significant percentage of its assets in a single frontier emerging market country, the Portfolio will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Portfolio expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Portfolio will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Banking Industry. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Portfolio's investment restriction regarding concentration, the Portfolio, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. As a result, the Portfolio may have a high concentration of investments in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. Because the Portfolio's investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Portfolio's performance.

•  Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise permitted by the SEC, the Portfolio may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Portfolio. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Portfolio would continue to pay its own advisory and administration fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

15

Frontier Emerging Markets Portfolio (Cont'd)

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corportion or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Frontier Predecessor Fund"), on September 17, 2012 the Portfolio acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Portfolio (the "Frontier Reorganization"). As a result of the Frontier Reorganization, the Portfolio is the accounting successor of the Frontier Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Frontier Reorganization, the historical performance of the Frontier Predecessor Fund. The Frontier Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund.

The bar chart and table on the follwing page provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

High Quarter	6/30/09	32.70%
Low Quarter	3/31/09	–17.42%

Average Annual Total Returns1
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 8/25/08)[1]
Return before Taxes	32.95%	13.45%	1.23%
Return after Taxes on Distributions	32.88%	13.22%	1.04%
Return after Taxes on Distributions and Sale of Portfolio Shares	18.79%	10.87%	1.00%
Class A† (commenced operations on 9/14/12)
Return before Taxes	25.55%	N/A	24.26%
Class L (commenced operations on 9/14/12)
Return before Taxes	31.81%	N/A	28.84%
MSCI Frontier Markets Index (reflects no deduction for fees, expenses or taxes)[2]	25.89%	9.00%	–4.35%[4]
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[3]	–1.29%	15.17%	3.23%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Frontier Predecessor Fund for periods prior to September 17, 2012.

2  The Morgan Stanley Capital International (MSCI) Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 26 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

3  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class I.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Frontier Emerging Markets Portfolio (Cont'd)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Tim Drinkall	Managing Director	September 2012

*  Mr. Drinkall served as the portfolio manager of the Frontier Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

17

Global Franchise Portfolio

Objective

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.79%	0.79%	0.79%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.95%	1.20%	1.70%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class A†	$641	$886	$1,150	$1,903
Class L	$173	$536	$923	$2,009

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

The Sub-Advisers rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Sub-Advisers believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio may also invest in the equity securities of any size company. The Portfolio's equity investments may include convertible securities.

The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Franchise Portfolio (Cont'd)

to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Small Capitalization Companies. Investments in small capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Global Franchise Companies. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Portfolio to a greater extent than if the Portfolio's assets were invested in a wider variety of companies.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

19

Global Franchise Portfolio (Cont'd)

Annual Total Returns—Calendar Years

High Quarter	6/30/09	18.11%
Low Quarter	12/31/08	–13.37%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/28/01)
Return before Taxes	19.71%	17.45%	10.43%	11.93%
Return after Taxes on Distributions	18.57%	16.85%	9.42%	11.07%
Return after Taxes on Distributions and Sale of Portfolio Shares	12.17%	14.27%	8.66%	10.15%
Class A† (commenced operations on 11/28/01)
Return before Taxes	13.15%	15.88%	9.55%	11.14%
Class L (commenced operations on 4/27/12)
Return before Taxes	18.78%	N/A	N/A	11.69%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[1]	26.68%	15.02%	6.98%	6.45%[3]
Lipper Global Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	23.51%	15.80%	7.07%	5.83%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth

Funds classification. There are currently 10 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	June 2009
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Marcus Watson	Vice President of MSIM Limited	January 2013
Christian Derold	Managing Director of MSIM Company	June 2009
Peter J. Wright*	Managing Director of MSIM Company	June 2009

*  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management ("MSIM").

Purchase and Sale of Portfolio Shares

The Fund suspended offering Class I, Class A and Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds,

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Franchise Portfolio (Cont'd)

(4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

21

Global Quality Portfolio

Objective

The Global Quality Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L
Advisory Fee	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses‡	4.06%	3.95%	4.72%
Total Annual Portfolio Operating Expenses*	4.86%	5.00%	6.27%
Fee Waiver and/or Expense Reimbursement*	3.66%	3.45%	4.22%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.20%	1.55%	2.05%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$122	$381
Class A	$674	$989
Class L	$208	$643

‡  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A and 2.05% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the period August 30, 2013 (commencement of operations) through December 31, 2013, the Portfolio's portfolio turnover rate was 8% of the average value of its Portfolio.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Quality Portfolio (Cont'd)

The Sub-Advisers believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in a convertible security, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the

23

Global Quality Portfolio (Cont'd)

value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Marcus Watson	Vice President of MSIM Limited	August 2013
Christian Derold	Managing Director of MSIM Company	August 2013
Peter J. Wright*	Managing Director of MSIM Company	August 2013

*  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management ("MSIM").

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Equity Portfolio

Objective

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.19%	0.20%	0.23%
Total Annual Portfolio Operating Expenses*	0.99%	1.25%	1.78%
Fee Waiver and/or Expense Reimbursement*	0.04%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.95%	1.25%	1.78%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class A†	$646	$901	$1,175	$1,957
Class L	$181	$560	$964	$2,095

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A and 1.80% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the applicable Reorganization (as defined in the section of this Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Sub-Advisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The Sub-Advisers focus on developed markets, but they may invest in emerging markets.

The Sub-Advisers select issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. In assessing investment opportunities, the Sub-Advisers focus on companies with dominant market positions and resiliency. The Sub-Advisers consider value criteria with an emphasis on cash flow-based metrics and seek to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This

25

International Equity Portfolio (Cont'd)

policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Equity Portfolio (Cont'd)

liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	18.41%
Low Quarter	9/30/11	–17.04%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/24/89)
Return before Taxes	20.39%	11.39%	7.02%	9.43%
Return after Taxes on Distributions	19.98%	11.05%	5.76%	7.94%
Return after Taxes on Distributions and Sale of Portfolio Shares	11.99%	9.19%	5.90%	7.81%
Class A† (commenced operations on 1/2/96)
Return before Taxes	13.79%	9.92%	6.19%	8.32%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class L (commenced operations on 6/14/12)
Return before Taxes	19.49%	N/A	N/A	23.84%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[1]	22.78%	12.44%	6.91%	4.89%[3]
Lipper International Large-Cap Core Funds Index (reflects no deduction for taxes)[2]	20.67%	11.74%	6.37%	6.85%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

27

International Equity Portfolio (Cont'd)

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	May 1999
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Marcus Watson	Vice President of MSIM Limited	January 2013
Christian Derold	Managing Director	January 2006
of MSIM Company
Peter J. Wright*	Managing Director of MSIM Company	May 1999

*  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management ("MSIM").

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc.,

P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Small Cap Portfolio

Objective

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.95%	0.95%	0.95%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.44%	2.49%	1.03%
Total Annual Portfolio Operating Expenses*	1.39%	3.69%	2.73%
Fee Waiver and/or Expense Reimbursement*	0.24%	2.19%	0.73%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%	1.50%	2.00%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$117	$365	$633	$1,398
Class A†	$670	$974	$1,300	$2,222
Class L	$203	$627	$1,078	$2,327

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I, 1.50% for Class A and 2.00% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") EAFE Small Cap Total Return Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. This policy may be changed without shareholder approval; however, you would be notified in

29

International Small Cap Portfolio (Cont'd)

writing of any changes. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small Capitalization Companies. Investments in small capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Small Cap Portfolio (Cont'd)

average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	25.75%
Low Quarter	9/30/08	–20.74%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 12/15/92)
Return before Taxes	25.75%	10.73%	6.02%	9.14%
Return after Taxes on Distributions	23.74%	10.40%	4.64%	7.77%
Return after Taxes on Distributions and Sale of Portfolio Shares	16.88%	8.76%	5.52%	7.90%
Class A† (commenced operations on 10/21/08)
Return before Taxes	18.74%	9.26%	N/A	9.23%
Class L (commenced operations on 4/30/12)
Return before Taxes	24.72%	N/A	N/A	11.66%
MSCI EAFE Small Cap Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	29.30%	18.50%	9.48%	6.66%[4]
Lipper International Small/Mid-Cap Core Funds Index (reflects no deduction for taxes)[2]	26.97%	18.17%	10.21%	N/A
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Lipper International Small/Mid-Cap Growth Funds Index (reflects no deduction for taxes)[3]	27.72%	20.91%	11.23%	N/A

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. It is not possible to invest directly in an index.

2  The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. There are currently 10 funds represented in this Index. Effective March 15, 2014, the Portfolio was reclassified by Lipper and moved into the Lipper International Small/Mid-Cap Growth Funds classification from the Lipper International Small/Mid-Cap Core Funds classification.

3  The Lipper International Small/Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

31

International Small Cap Portfolio (Cont'd)

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Managing Director	October 2012

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Select Global Infrastructure Portfolio

Objective

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	1.19%	1.33%	1.26%
Total Annual Portfolio Operating Expenses*	2.04%	2.43%	2.86%
Fee Waiver and/or Expense Reimbursement*	0.89%	0.93%	0.86%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%	1.50%	2.00%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$117	$365	$633	$1,398
Class A†	$670	$974	$1,300	$2,222
Class L	$203	$627	$1,078	$2,327

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I, 1.50% for Class A and 2.00% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and/or the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.

The Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities,

33

Select Global Infrastructure
Portfolio (Cont'd)

(iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures. The Portfolio's equity investments may include convertible securities. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's Adviser and/or Sub-Advisers shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the infrastructure industry.

In selecting securities to buy, hold or sell for the Portfolio, the Adviser and/or Sub-Advisers actively manage the Portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Infrastructure Industry. By concentrating its investments in the infrastructure industry, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets. Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition,

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Select Global Infrastructure
Portfolio (Cont'd)

investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	12/31/11	11.15%
Low Quarter	9/30/11	–6.54%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 9/20/10)
Return before Taxes	17.91%	17.48%
Return after Taxes on Distributions	16.08%	16.38%
Return after Taxes on Distributions and Sale of Portfolio Shares	11.43%	13.98%
Class A† (commenced operations on 9/20/10)
Return before Taxes	11.55%	15.29%
Class L (commenced operations on 9/20/10)
Return before Taxes	16.98%	16.59%
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)[1]	15.89%	15.89%[3]
S&P Global BMI Index (reflects no deduction for fees, expenses or taxes)[2]	24.12%	12.86%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. It is not possible to invest directly in an index.

2  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Prospectus, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. It is not possible to invest directly in an index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred

35

Select Global Infrastructure
Portfolio (Cont'd)

arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Global Infrastructure Securities team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	September 2010
Matthew King	Managing Director	September 2010

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc.,

P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Active International Allocation Portfolio

Objective

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Approach

The Adviser seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes region, country, sector and industry selection and weighting rather than individual stock selection. The Adviser seeks to capitalize on the significance of region, country, sector and industry selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Process

The Adviser's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the MSCI EAFE Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Adviser views each region, country, sector and industry as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. The Adviser—on an ongoing basis—establishes the proportion or weighting for each region, country, sector and/or industry (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the Portfolio. The Adviser invests the Portfolio's assets within each region, country, sector and/or industry based on its assigned weighting. Within each region, country, sector and/or industry, the Adviser will try to broadly replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. In most cases, the local MSCI index for that country will be one of the broad local market indices. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. The Adviser generally considers selling a portfolio holding when it determines that the position no longer satisfies its investment criteria.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in foreign countries, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject

37

Active International Allocation Portfolio (Cont'd)

to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Asian Equity Portfolio

Objective

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser and/or Sub-Adviser seek to achieve the Portfolio's investment objective by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan. The Adviser and/or Sub-Adviser combine a top-down investment approach that focuses on country, sector and thematic allocation with a bottom-up approach for stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The Adviser's and/or Sub-Adviser's global strategists analyze the global economic environment, particularly its impact on markets within the Asia-Pacific region, and allocate the Portfolio's assets among countries in the Asia-Pacific region, excluding Japan, based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize global macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in Asia-Pacific region. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities.

The Adviser and/or Sub-Adviser consider an issuer to be located in the Asia-Pacific region if (i) its principal securities trading market is in the Asia-Pacific region, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in the Asia-Pacific region or (iii) it is organized under the laws of, or has a principal office in, the Asia-Pacific region. By applying this test, it is possible that a particular issuer could be deemed to be from more than one region.

The Portfolio invests in established markets of the Asia-Pacific region, such as China, Hong Kong, India, Indonesia, Korea, Laos, Macau, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia and New Zealand, but additional opportunities are also sought, whenever regulations permit, in any of the emerging markets in the Asia-Pacific region.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The small size of securities markets and the low trading volume in many countries in the Asia-Pacific region may lead to a lack of liquidity. Also, some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in the Asia-Pacific region have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Portfolio.

39

Asian Equity Portfolio (Cont'd)

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. Because the Portfolio concentrates in a single region of the world, the Portfolio's performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Portfolio to underperform funds that do not concentrate in a single region of the world.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities issued by companies located in the Asia-Pacific region, excluding Japan. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

40

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Emerging Markets Portfolio

Objective

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Approach

The Adviser and Sub-Advisers seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser's and Sub-Advisers' investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The Adviser's and Sub-Advisers' global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Advisers invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Advisers emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when they determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser and/or Sub-Advisers consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the

United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

41

Emerging Markets Portfolio (Cont'd)

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

42

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Frontier Emerging Markets Portfolio

Objective

The Frontier Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in growth-oriented equity securities in frontier emerging markets. The Adviser's investment approach combines top-down country allocation based on relative economic, political and social fundamentals, stock valuations and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.

Process

The Adviser's global strategists analyze the global economic environment, particularly its impact on frontier emerging markets, and allocate the Portfolio's assets among frontier emerging markets based on relative economic, political and social fundamentals, market valuations and investor sentiment. The Adviser invests in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Adviser emphasizes macroeconomic and fundamental research. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies operating in frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The equity securities in which the Portfolio may primarily invest include common and preferred stocks, convertible securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may also invest in emerging market securities. The Portfolio may hold or have exposure to equity securities of companies of any size, including small and medium capitalization companies, and to companies in any industry or sector. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the banking industry.

The Adviser considers a company to be operating in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from goods produced, sales made or services performed in a frontier emerging market country or countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country. For example, a company that derives 50% or more of its annual revenues from services performed in a frontier emerging market country can be deemed to be operating in that country even though it was organized under the laws of another country and its principal trading market is also a different country. In addition, certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in a frontier emerging market country and, while exposing the Portfolio's assets to the economic benefits of investing in a frontier emerging market country, may not do so to the same extent as an issuer with a principal trading market in a frontier emerging market country.

The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. Frontier emerging market countries in which the Portfolio currently may invest include Argentina, Bahrain, Bangladesh, Botswana, Bulgaria, Croatia, Ecuador, Egypt, Estonia, Georgia, Ghana, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Laos, Latvia, Lebanon, Lithuania, Mauritius, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Qatar, Romania, Saudi Arabia, Serbia, Slovenia, Sri Lanka, Trinidad & Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam. The countries that comprise frontier emerging markets may change from time to time. The Portfolio may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

For purposes of maintaining exposure of at least 80% of the Portfolio's assets to equity securities of companies operating in frontier emerging market countries, the Portfolio may also invest in ADRs, GDRs and other types of depositary receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including ETFs, and derivative instruments as described herein.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose

43

Frontier Emerging Markets Portfolio (Cont'd)

value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs, structured investments and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in frontier emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Portfolio to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Portfolio's common shares must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Portfolio invests a significant percentage of its assets in a single frontier emerging market country, the Portfolio will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country.

The economies of individual frontier emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many frontier emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in a frontier emerging market country and on market conditions, prices and yields of securities in the Portfolio's portfolio. Moreover, the economies of frontier emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, the inter-relatedness of the economies in frontier emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most markets of frontier emerging market countries,

44

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Frontier Emerging Markets Portfolio (Cont'd)

an effect that may vitiate any attempt by the Portfolio to reduce risk through geographic diversification of its portfolio investments.

The financial markets of frontier emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Portfolio.

Investments in securities of issuers operating in frontier emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Portfolio. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Adviser will seek, where possible, to cause the Portfolio to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Adviser will be successful in eliminating this risk for the Portfolio, particularly as counterparties operating in frontier emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolio. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Portfolio's claims in any of these events.

Investment in equity securities of issuers operating in certain frontier emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier emerging market countries and increase the costs and expenses of the Portfolio. Certain frontier emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. In addition, frontier emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a frontier emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets in frontier emerging market countries may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

Investment in frontier emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Portfolio expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company

45

Frontier Emerging Markets Portfolio (Cont'd)

may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Portfolio will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value.

A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. Because the Portfolio's investments will be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Portfolio's performance.

Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Portfolio may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the particular Portfolio. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Portfolio would continue to pay its own advisory and administration fees and other expenses. As a result, the Portfolio and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Franchise Portfolio

Objective

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation.

Approach

The Portfolio's Sub-Advisers seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Sub-Advisers emphasize individual stock selection and seek to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

Process

The Sub-Advisers seek to invest in companies that they believe have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a bias towards value. The franchise focus of the Portfolio is based on the Sub-Advisers' belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Advisers rely on their research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting their investment criteria. The Sub-Advisers believe that the number of issuers with strong business franchises meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio's equity investments may include convertible securities. The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio

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Global Franchise Portfolio (Cont'd)

than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may also invest in the equity securities of any size company. While the Sub-Advisers believe that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect global franchise companies and may negatively impact the Portfolio to a greater extent than if the Portfolio's assets were invested in a wider variety of companies.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Quality Portfolio

Objective

The Global Quality Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Portfolio's Sub-Advisers seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital.

Process

The Sub-Advisers seek to identify securities of issuers they believe are of high quality and attractively priced. The Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth. The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria.

The Sub-Advisers believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including developed and emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Sub-Advisers' perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in a convertible security, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

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Global Quality Portfolio (Cont'd)

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Equity Portfolio

Objective

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Approach

The Portfolio's Sub-Advisers seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Sub-Advisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The Sub-Advisers focus on developed markets, but they may invest in emerging markets.

Process

The Sub-Advisers select issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Advisers focus on companies with dominant market positions and resiliency. The Sub-Advisers consider value criteria with an emphasis on cash flow-based metrics and seek to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Advisers conduct a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Portfolio's market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

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International Equity Portfolio (Cont'd)

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Small Cap Portfolio

Objective

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI EAFE Small Cap Total Return Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of non-U.S. small cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of small non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Portfolio's market sector, equity securities of smaller foreign issuers, may underperform relative to other sectors or the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The risk of investing in equity securities is intensified in the case of the small cap companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Small cap companies may themselves be more vulnerable to economic or company specific problems.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign

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International Small Cap Portfolio (Cont'd)

currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

54

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Select Global Infrastructure Portfolio

Objective

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

The Adviser and/or the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.

Process

The Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures. The Portfolio's equity investments may include convertible securities. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Adviser and/or Sub-Advisers shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the infrastructure industry.

In selecting securities to buy, hold or sell for the Portfolio, the Adviser and/or Sub-Advisers actively manage the Portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The remaining 20% of the Portfolio's assets may be invested in fixed income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, and asset-backed securities. The Portfolio may also invest in real estate investment trusts ("REITs") and convertible securities. The Portfolio may invest up to 5% of its assets in fixed income securities and convertible securities rated below investment grade (often referred to as "high yield securities" or "junk bonds").

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

By concentrating its investments in the infrastructure industry, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the

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availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, companies within the infrastructure industry may be subject to regulation by various government authorities and may also be affected by government regulation of rates charged to customers, service interruption or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete, unforeseen delays, accidents, and cost overruns in infrastructure projects. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Portfolio's performance. Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. If any of these operating risks occur, it could cause substantial losses to the given infrastructure company. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, could result in substantial damage to the facilities of certain companies located in the affected areas and such extreme weather patterns, or the threat thereof, could adversely impact the prices of the securities in which the Portfolio invests. This volatility may create fluctuations in commodity prices and earnings of companies in the infrastructure industry.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid

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security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the

Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Certain Portfolios may invest in fixed income securities. Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-

backed securities, mortgage securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. Certain Portfolios may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a

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result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Certain Portfolios may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result

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in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, the Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser and/or the Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or the Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Asset-Backed Securities

Certain Portfolios may invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally

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increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or

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traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Frontier Emerging Markets Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Exchange-Traded Funds

Certain Portfolios may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Initial Public Offerings

Certain Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Private Placements and Restricted Securities

Certain Portfolios' investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be

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unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading stategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets, Global Franchise, Global Quality, International Equity and Select Global Infrastructure Portfolios) and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asian Equity, Emerging Markets, Global Franchise, Global Quality,

International Equity and Select Global Infrastructure Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Active International Allocation	0.57%
Asian Equity	0.00%
Emerging Markets	0.95%
Frontier Emerging Markets	1.14%
Global Franchise	0.79%
Global Quality*	0.00%
International Equity	0.77%
International Small Cap	0.74%
Select Global Infrastructure	0.00%

*  For the period August 30, 2013 (commencement of operations) through December 31, 2013.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Advisory Fees (Cont'd)

Pursuant to (i) an agreement and plan of reorganization between the Fund, on behalf of the Active International Allocation Portfolio, and Morgan Stanley International Fund (the "International Predecessor Fund"), and (ii) an agreement and plan of reorganization between the Fund, on behalf of the International Equity Portfolio, and Morgan Stanley International Value Equity Fund (the "International Value Equity Predecessor Fund"), on October 29, 2012, the Active International Allocation Portfolio and the International Equity Portfolio acquired substantially all of the assets and liabilities of the International Predecessor Fund and International Value Equity Predecessor Fund, respectively, in exchange for shares of the applicable Portfolio (each a "Reorganization").

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except for the Active International Allocation and International Equity Portfolios) will continue for at least one year (with respect to the Active International Allocation and International Equity Portfolios at least two years from the date of the applicable Reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Active International Allocation	0.90%	1.25%	1.75%
Asian Equity	1.45%	1.80%	2.30%
Emerging Markets	1.25%	1.60%	2.10%
Frontier Emerging Markets	1.85%	2.20%	2.70%
Global Franchise	1.00%	1.35%	1.85%
Global Quality	1.20%	1.55%	2.05%
International Equity	0.95%	1.30%	1.80%
International Small Cap	1.15%	1.50%	2.00%
Select Global Infrastructure	1.15%	1.50%	2.00%

†  Effective September 9, 2013, Class P shares of each Portfolio (except the Global Quality Portfolio) were renamed Class A shares.

Portfolio Management

Active International Allocation Portfolio

The Portfolio is managed by members of the Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Portfolio is Ann D. Thivierge.

Ms. Thivierge has been associated with the Adviser in an investment management capacity since 1986.

Asian Equity Portfolio

The Portfolio is managed by members of the Asian Equity team. The team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of the Portfolio are May Yu, Munib Madni and Samuel Rhee.

Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. Prior to June 2013, Ms. Yu had been associated with MSIM Company in an investment management capacity since August 2012. Prior to August 2012, Ms. Yu was lead portfolio manager at China International Capital

Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with MSIM Company in an investment management capacity. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005.

Emerging Markets Portfolio

The Portfolio is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gaite Ali, Eric Carlson, Paul Psaila, Ruchir Sharma, Ana Cristina Piedrahita, Munib Madni and Samuel Rhee.

Ms. Ali has been associated with the Adviser in an investment management capacity since 2007. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been

65

Portfolio Management (Cont'd)

associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Piedrahita has been associated with MSIM Limited or its affiliates in an investment management capacity since 2002. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005.

The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for the overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

Frontier Emerging Markets Portfolio

The Portfolio is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Portfolio is Tim Drinkall.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since 2007.

Global Franchise Portfolio, Global Quality Portfolio and International Equity Portfolio

Each Portfolio is managed by members of the International Equity team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Messrs. Lock, Paulson, Demine, Watson, Derold and Wright.

Mr. Lock has been associated with MSIM Limited in an investment management capacity since 1994. Mr. Paulson has been associated with MSIM Limited in an investment management capacity since June 2009. Prior to June 2009, Mr. Paulson was associated in an investment management capacity with Sanford Bernstein. Mr. Demine has been associated with MSIM Limited in an investment management capacity since May 2009. Prior to May 2009, Mr. Demine was associated in an investment management capacity with UBS Global Asset Management. Mr. Watson has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Derold has been associated with MSIM Company in an investment management capacity since 2006. Mr. Wright has been associated with MSIM Company or its affiliates in an investment management capacity since 1996.

Effective December 17, 2014, Peter J. Wright will retire from MSIM. Following Mr. Wright's retirement from MSIM, Messrs. Lock, Paulson, Demine, Watson and Derold will continue to be responsible for the day-to-day portfolio management of the Global Franchise Portfolio, Global Quality Portfolio and International Equity Portfolio.

Each member of the team has both global sector research responsibilities and makes investment management decisions for each Portfolio.

International Small Cap Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management of the Portfolio. Mr. Alici has been associated with the Adviser in an investment management capacity since 2007. Prior to 2007, Mr. Alici managed a multi-strategy investment partnership in Istanbul for high net worth individuals from October 2002 to March 2005.

Select Global Infrastructure Portfolio

The Portfolio is managed by members of the Global Infrastructure Securities team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Matthew King.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. King has been associated with the Adviser in an investment management capacity since 2008.

Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Fund also offers Class IS shares of the Emerging Markets, Global Quality, International Equity and Select Global Infrastructure Portfolios through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

The Fund suspended offering Class I, Class A and Class L shares of the Global Franchise Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Global Franchise Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Global Franchise Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Global Franchise Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Global Franchise Portfolio to new investors in the future. Any such offerings of the Global Franchise Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

(7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) with respect to holders of Class I and Class A shares, respectively, clients who owned such Portfolio shares as of December 31, 2007, as applicable; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends in additional Portfolio shares; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the

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Shareholder Information (Cont'd)

total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser or Sub-Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or
(v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

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Shareholder Information (Cont'd)

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

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Shareholder Information (Cont'd)

Redemption Fees

Class I, Class A and Class L shares of a Portfolio (except Global Franchise and Select Global Infrastructure Portfolios) redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect a Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Class I, Class A or Class L shares of a Portfolio (except the Global Franchise and Select Global Infrastructure Portfolios) held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange

72

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established

73

Shareholder Information (Cont'd)

securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
International Advantage Portfolio

International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio

Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio

Total Emerging Markets Portfolio

*  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

On September 17, 2012, the Frontier Emerging Markets Portfolio acquired all of the assets and liabilities of the Frontier Predecessor Fund in exchange for Class I shares of the Frontier Emerging Markets Portfolio. As a result of the Reorganization, the Class I shares of the Frontier Emerging Markets Portfolio adopted the financial and performance history of the Frontier Predecessor Fund.

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$11.65	$10.07	$12.06		$11.30		$9.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.23	0.27		0.20		0.21
Net Realized and Unrealized Gain (Loss)	2.25	1.51	(2.03)		0.81		2.26
Total from Investment Operations	2.47	1.74	(1.76)		1.01		2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.16)	(0.23)		(0.25)		(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.75	$11.65	$10.07		$12.06		$11.30
Total Return++	21.38%	17.30%	(14.56)%		8.95%		27.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$260,614	$251,657	$302,048		$441,350		$532,584
Ratio of Expenses to Average Net Assets (1)	0.83%+	0.89%+	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.88%+	N/A	0.84	%+††^	0.79	%+††	0.79	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.71%+	2.12%+	2.33	%+††	1.82	%+††	2.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	36%	27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.98%	0.95	%††	0.92	%+††	0.85	%+
Net Investment Income to Average Net Assets	1.55%	2.03%	2.22	%††	1.69	%+††	2.17	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

75

Active International Allocation Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$11.89		$10.27	$12.28		$11.50		$9.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.20	0.25		0.18		0.18
Net Realized and Unrealized Gain (Loss)	2.36		1.55	(2.07)		0.81		2.31
Total from Investment Operations	2.47		1.75	(1.82)		0.99		2.49
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.13)	(0.19)		(0.21)		(0.26)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.03		$11.89	$10.27		$12.28		$11.50
Total Return++	20.94%		17.05%	(14.75)%		8.69%		26.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,599		$8,608	$10,387		$14,477		$16,479
Ratio of Expenses to Average Net Assets (1)	1.09	%+^^	1.14%+	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.21	%+^^	N/A	1.09	%+††^	1.04	%+††	1.04	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.84	%+	1.80%+	2.08	%+††	1.57	%+††	1.80	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	36%		27%	26%		19%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%+	1.23%	1.20	%††	1.17	%+††	1.10	%+
Net Investment Income to Average Net Assets	0.68	%+	1.71%	1.97	%††	1.44	%+††	1.74	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class A shares.

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Financial Highlights

Active International Allocation Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.84		$10.09
Income from Investment Operations:
Net Investment Income (Loss)†	0.12		(0.02)
Net Realized and Unrealized Gain	2.27		1.91
Total from Investment Operations	2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.14)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.97		$11.84
Total Return++	20.34%		18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,345		$10,246
Ratio of Expenses to Average Net Assets (1)	1.61	%+^^	1.63	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.66	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.94	%+	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02	%*
Portfolio Turnover Rate	36%		27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.79	%*
Net Investment Income (Loss) to Average Net Assets	0.79%		(0.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

#  Not Annualized.

*  Annualized.

77

Asian Equity Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$8.47		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.04		0.00	‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.05)	2.00		(1.72)		0.19
Total from Investment Operations	—	2.04		(1.72)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.11)		—		—
Net Asset Value, End of Period	$10.33	$10.40		$8.47		$10.19
Total Return++	(0.05)%	24.08%		(16.88)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,753	$3,996		$1,201		$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45	%+††	1.45	%+††	1.45	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.52%+	0.39	%+††	0.01	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%	80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.28%	5.79	%††	11.86	%††	176.73	%††*
Net Investment Loss to Average Net Assets	(2.31)%	(3.95	)%††	(10.40	)%††	(176.62	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

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Financial Highlights

Asian Equity Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.37		$8.45		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		0.01		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)		2.00		(1.72)		0.19
Total from Investment Operations	(0.02)		2.01		(1.74)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.09)		—		—
Net Asset Value, End of Period	$10.31		$10.37		$8.45		$10.19
Total Return++	(0.15)%		23.76%		(17.08)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,302		$1,201	††	$84		$102
Ratio of Expenses to Average Net Assets (1)	1.73	%+^^	1.70	%+††	1.70	%+††	1.70	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.09	%+	0.14	%+††	(0.24	)%+††	(1.59	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%		80%		38%		0.00	%††#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.68%		6.04	%††	12.11	%††	176.98	%††*
Net Investment Loss to Average Net Assets	(2.86)%		(4.20	)%††	(10.65	)%††	(176.87	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

79

Asian Equity Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$10.31		$8.40		$10.19		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)		(0.03)		(0.07)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)		1.98		(1.72)		0.19
Total from Investment Operations	(0.07)		1.95		(1.79)		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)		—		—
Net Asset Value, End of Period	$10.23		$10.31		$8.40		$10.19
Total Return++	(0.56)%		23.18%		(17.57)%		1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$102		$103		$84		$102
Ratio of Expenses to Average Net Assets (1)	2.22	%+^^	2.20	%+††	2.20	%+††	2.20	%††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.35	)%+	(0.36	)%+††	(0.74	)%+††	(2.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	114%		80%		38%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.59%		6.54	%††	12.61	%††	177.48	%††*
Net Investment Loss to Average Net Assets	(3.72)%		(4.70	)%††	(11.15	)%††	(177.37	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.20% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

80

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$25.94	$21.73	$27.14		$23.10		$13.79
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.19	0.22		0.10		0.10
Net Realized and Unrealized Gain (Loss)	(0.44)	4.19	(5.22)		4.15		9.49
Total from Investment Operations	(0.24)	4.38	(5.00)		4.25		9.59
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.17)	—		(0.21)		(0.28)
Net Realized Gain	(0.86)	—	(0.41)		—		—
Total Distributions	(1.06)	(0.17)	(0.41)		(0.21)		(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.64	$25.94	$21.73		$27.14		$23.10
Total Return++	(0.80)%	20.19%	(18.41)%		18.49%		69.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,128,618	$1,278,837	$1,198,857		$2,031,778		$2,198,793
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.28%+^	1.48	%+††	1.47	%+††	1.40%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.24%+	N/A	N/A		1.47	%+††	1.40%+
Ratio of Net Investment Income to Average Net Assets (1)	0.79%+	0.80%+^	0.86	%+††	0.40	%+††	0.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	49%	47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51%	1.49%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.52%	0.59%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

81

Emerging Markets Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$25.31		$21.20	$26.56		$22.61		$13.51
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.14	0.15		0.04		0.06
Net Realized and Unrealized Gain (Loss)	(0.42)		4.07	(5.10)		4.06		9.28
Total from Investment Operations	(0.30)		4.21	(4.95)		4.10		9.34
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.10)	—		(0.15)		(0.24)
Net Realized Gain	(0.86)		—	(0.41)		—		—
Total Distributions	(0.99)		(0.10)	(0.41)		(0.15)		(0.24)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.02		$25.31	$21.20		$26.56		$22.61
Total Return++	(1.07)%		19.87%	(18.63)%		18.20%		69.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,863		$40,824	$46,521		$113,434		$126,487
Ratio of Expenses to Average Net Assets (1)	1.52	%+^^	1.53%+^	1.73	%+††	1.72	%+††	1.65%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.52	%+^^	N/A	N/A		1.72	%+††	1.65%+
Ratio of Net Investment Income to Average Net Assets (1)	0.49	%+	0.61%+^	0.61	%+††	0.15	%+††	0.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	49%		47%	60%		59%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.74%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.23%		0.40%	N/A		N/A		N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

82

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	(0.37)		1.44
Total from Investment Operations	(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.06)
Net Realized Gain	(0.86)		—
Total Distributions	(0.94)		(0.06)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$23.91		$25.27
Total Return++	(1.56)%		6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$203		$11
Ratio of Expenses to Average Net Assets (1)	2.03	%+^^	1.99	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.03	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%+	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%*
Portfolio Turnover Rate	49%		47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.54%		2.28	%*
Net Investment Loss to Average Net Assets	(0.69)%		(0.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

#  Not Annualized.

*  Annualized.

83

Frontier Emerging Markets Portfolio

	Class I
	Year Ended December 31,	Period from November 1, 2012 to December 31,		Year Ended October 31,
Selected Per Share Data and Ratios	2013	2012		2012	2011	2010		2009
Net Asset Value, Beginning of Period	$14.24	$14.00		$12.75	$15.26	$13.19		$11.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.03)		0.19	0.34	0.13		0.21
Net Realized and Unrealized Gain (Loss)	4.60	0.56		1.26	(2.65)	2.06		1.18
Total from Investment Operations	4.69	0.53		1.45	(2.31)	2.19		1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.30)		(0.22)	(0.20)	(0.21)		—
Anti-Dilutive Effect of Share Repurchase Program	—	—		—	—	0.09		0.01
Redemption Fees	0.00 ‡	0.01		0.02	—	—		—
Net Asset Value, End of Period	$18.86	$14.24		$14.00	$12.75	$15.26		$13.19
Total Return++	32.95%	3.94	%#	12.03%	(15.35)%	17.95%		11.87%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$239,378	$51,415		$58,729	$84,962	$101,662		$93,038
Ratio of Expenses to Average Net Assets (1)	1.77%+	1.85	%+††*	2.38%+	2.03%+	2.13	%+	2.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		2.38%+	N/A	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.54%+	(1.23	)%+††*	1.47%+	2.32%+	1.00	%+	1.89%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%*§	0.01%	0.00%§	0.00	%§	0.01%
Portfolio Turnover Rate	34%	13	%#	59%	60%	42%		54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89%	3.31	%††*	2.47%	N/A	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	0.42%	(2.69	)%††*	1.38%	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

84

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain	4.79		0.56		0.23
Total from Investment Operations	4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.30)		—
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$18.78		$14.20		$13.97
Total Return++	32.53%		3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,762		$10		$10
Ratio of Expenses to Average Net Assets (1)	1.95	%+^^	2.10	%+††*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.09	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.81	)%+	(1.48	)%+††*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%*§	0.01	%*
Portfolio Turnover Rate	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		3.56	%††*	2.92	%*
Net Investment Loss to Average Net Assets	N/A		(2.94	)%††*	(1.70	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

85

Frontier Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from November 1, 2012 to December 31, 2012		Period from September 14 2012^ to October 31, 2012
Net Asset Value, Beginning of Period	$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain	4.69		0.57		0.22
Total from Investment Operations	4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		—
Redemption Fees	0.00	‡	—		—
Net Asset Value, End of Period	$18.71		$14.19		$13.96
Total Return++	31.81%		3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,212		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.53	%+^^	2.60	%+††*	2.60	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.59	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.92	)%+	(1.98	)%+††*	(1.37	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§	0.01	%*
Portfolio Turnover Rate	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		4.08	%††*	3.49	%*
Net Investment Loss to Average Net Assets	N/A		(3.46	)%††*	(2.26	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

86

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$18.13	$16.24	$15.29		$13.81		$10.82
Income from Investment Operations:
Net Investment Income†	0.36	0.40	0.31		0.32		0.19
Net Realized and Unrealized Gain	3.17	2.11	1.11		1.62		2.98
Total from Investment Operations	3.53	2.51	1.42		1.94		3.17
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.32)	(0.30)		(0.46)		(0.18)
Net Realized Gain	(0.54)	(0.30)	(0.17)		—		—
Total Distributions	(0.89)	(0.62)	(0.47)		(0.46)		(0.18)
Net Asset Value, End of Period	$20.77	$18.13	$16.24		$15.29		$13.81
Total Return++	19.71%	15.38%	9.38%		14.07%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$570,261	$404,762	$211,677		$89,666		$111,852
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.98%+	1.00	%+††	1.00	%+††	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		1.00	%+††	1.00	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.79%+	2.21%+	1.87	%+††	2.19	%+††	1.62	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.01	%††	1.08	%+††	1.01	%+
Net Investment Income to Average Net Assets	N/A	N/A	1.86	%††	2.11	%+††	1.61	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

87

Global Franchise Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$17.86	$16.01	$15.10		$13.65		$10.71
Income from Investment Operations:
Net Investment Income†	0.28	0.35	0.26		0.28		0.11
Net Realized and Unrealized Gain	3.14	2.09	1.09		1.59		2.99
Total from Investment Operations	3.42	2.44	1.35		1.87		3.10
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.29)	(0.27)		(0.42)		(0.16)
Net Realized Gain	(0.54)	(0.30)	(0.17)		—		—
Total Distributions	(0.84)	(0.59)	(0.44)		(0.42)		(0.16)
Net Asset Value, End of Period	$20.44	$17.86	$16.01		$15.10		$13.65
Total Return++	19.42%	15.14%	8.98%		13.83%		29.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,135	$35,901	$15,327		$9,653		$9,332
Ratio of Expenses to Average Net Assets (1)	1.20%+^	1.23%+	1.25	%+††	1.25	%+††	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		1.25	%+††	1.25	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.42%	1.99%+	1.62	%+††	1.94	%+††	0.92	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	34%	30%		74%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.26	%††	1.33	%+††	1.26	%+
Net Investment Income to Average Net Assets	N/A	N/A	1.61	%††	1.86	%+††	0.91	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

88

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Franchise Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$17.83		$18.13
Income from Investment Operations:
Net Investment Income†	0.20		0.10
Net Realized and Unrealized Gain	3.11		0.16
Total from Investment Operations	3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.26)
Net Realized Gain	(0.54)		(0.30)
Total Distributions	(0.75)		(0.56)
Net Asset Value, End of Period	$20.39		$17.83
Total Return++	18.78%		1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,112		$4,525
Ratio of Expenses to Average Net Assets	1.70	%+^^	1.73	%+*
Ratio of Net Investment Income to Average Net Assets	1.03	%+	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	24%		34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

*  Annualized.

#  Not Annualized.

89

Global Quality Portfolio

	Class I
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	1.28
Total from Investment Operations	1.28
Net Asset Value, End of Period	$11.28
Total Return++	12.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,440
Ratio of Expenses to Average Net Assets (1)	1.19	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	4.86	%*
Net Investment Loss to Average Net Assets	(3.79	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

90

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Quality Portfolio

	Class A
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	1.29
Total from Investment Operations	1.27
Net Asset Value, End of Period	$11.27
Total Return++	12.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,612
Ratio of Expenses to Average Net Assets (1)	1.54	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.45	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.00	%*
Net Investment Loss to Average Net Assets	(3.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

91

Global Quality Portfolio

	Class L
Selected Per Share Data and Ratios	Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	1.28
Total from Investment Operations	1.25
Net Asset Value, End of Period	$11.25
Total Return++	12.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$962
Ratio of Expenses to Average Net Assets (1)	2.04	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.80	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.27	%*
Net Investment Loss to Average Net Assets	(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

92

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$14.35		$12.25	$13.61		$13.02		$11.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.31	0.32		0.26		0.27
Net Realized and Unrealized Gain (Loss)	2.59		2.09	(1.37)		0.53		2.10
Total from Investment Operations	2.91		2.40	(1.05)		0.79		2.37
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.30)	(0.31)		(0.20)		(0.36)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.98		$14.35	$12.25		$13.61		$13.02
Total Return++	20.39%		19.60%	(7.63)%		6.08%		21.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,694,164		$3,631,307	$2,959,403		$3,372,029		$3,148,980
Ratio of Expenses to Average Net Assets (1)	0.94	%+	0.95%+	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+	N/A	0.95	%+††	0.95	%+††	0.94	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.04	%+	2.31%+	2.36	%+††	2.05	%+††	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		0.97%	0.98	%††	0.98	%+††	0.95	%+
Net Investment Income to Average Net Assets	1.99%		2.29%	2.33	%††	2.02	%+††	2.34	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

93

International Equity Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$14.18		$12.11	$13.45		$12.87		$10.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.27	0.28		0.23		0.23
Net Realized and Unrealized Gain (Loss)	2.59		2.07	(1.34)		0.51		2.07
Total from Investment Operations	2.84		2.34	(1.06)		0.74		2.30
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.27)	(0.28)		(0.16)		(0.33)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.78		$14.18	$12.11		$13.45		$12.87
Total Return++	20.13%		19.31%	(7.83)%		5.78%		21.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,508,564		$1,012,956	$916,002		$928,966		$1,131,919
Ratio of Expenses to Average Net Assets (1)	1.22	%+^	1.20%+	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.22	%+^	N/A	1.20	%+††	1.20	%+††	1.19	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.60	%+	2.06%+	2.11	%+††	1.80	%+††	2.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	29%		23%	34%		40%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25%		1.22%	1.23	%††	1.23	%+††	1.20	%+
Net Investment Income to Average Net Assets	1.57%		2.04%	2.08	%††	1.77	%+††	2.01	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

94

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 14, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.19		(0.07)
Net Realized and Unrealized Gain	2.55		2.11
Total from Investment Operations	2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.28)
Redemption Fees	0.00	‡	0.00	‡
Net Asset Value, End of Period	$16.71		$14.12
Total Return++	19.49%		16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,072		$11,982
Ratio of Expenses to Average Net Assets (1)	1.72	%+^^	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.24	%+	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§
Portfolio Turnover Rate	29%		23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.70	%*
Net Investment Income (Loss) to Average Net Assets	1.18%		(0.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

95

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.16	$11.27		$13.80		$11.97		$9.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.24		0.18		0.11		0.14
Net Realized and Unrealized Gain (Loss)	2.65	0.86		(2.71)		1.76		2.47
Total from Investment Operations	2.97	1.10		(2.53)		1.87		2.61
Distributions from and/or in Excess of:
Net Investment Income	(1.15)	(0.21)		—		(0.04)		(0.17)
Redemption Fees	—	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.98	$12.16		$11.27		$13.80		$11.97
Total Return++	25.75%	9.90%		(18.33)%		15.72%		27.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,532	$122,402		$213,983		$320,362		$349,589
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15	%+	1.15	%+††	1.15	%+††	1.14	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.15	%+	N/A		1.15	%+††	1.14	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.46%+	1.97	%+	1.33	%+††	0.87	%+††	1.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%	114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%	1.28%		1.19	%††	1.18	%+††	N/A
Net Investment Income to Average Net Assets	2.22%	1.84%		1.29	%††	0.84	%+††	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
96

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Small Cap Portfolio

	Class A^
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.28		$11.19		$13.74		$11.95		$9.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)		0.25		0.14		0.07		0.01
Net Realized and Unrealized Gain (Loss)	3.12		0.84		(2.69)		1.76		2.57
Total from Investment Operations	3.10		1.09		(2.55)		1.83		2.58
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		—		—		(0.04)		(0.16)
Redemption Fees	—		0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.99		$12.28		$11.19		$13.74		$11.95
Total Return++	25.32%		9.74%		(18.56)%		15.41%		27.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90		$1,034		$82,170		$101,074		$63,326
Ratio of Expenses to Average Net Assets (1)	1.41	%+^^	1.40	%+	1.40	%+††**	1.40	%+††**	1.37	%+**
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.40	%+	N/A		1.40	%+††**	1.37	%+**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.14	)%+	2.05	%+	1.08	%+††	0.62	%+††	0.12	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets§	0.00	%§	0.00	%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		114%		64%		66%		127%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.69%		1.47%		1.44	%††	1.43	%+††	N/A
Net Investment Income (Loss) to Average Net Assets	(2.42)%		1.98%		1.04	%††	0.59	%+††	N/A

^  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class A may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

97

International Small Cap Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$12.02		$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.29		0.10
Net Realized and Unrealized Gain (Loss)	2.54		(0.56)
Total from Investment Operations	2.83		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(1.04)		(0.21)
Net Asset Value, End of Period	$13.81		$12.02
Total Return++	24.72%		(3.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128		$9
Ratio of Expenses to Average Net Assets (1)	1.96	%+^^	1.90	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.23	%+	1.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	33%		114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.73%		2.13	%*
Net Investment Income to Average Net Assets	1.46%		1.13	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

98

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
	Year Ended December 31,					Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.91	$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.26	0.27		0.23		0.08
Net Realized and Unrealized Gain	2.00	1.82		1.42		0.40
Total from Investment Operations	2.26	2.09		1.65		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.26)		(0.22)		(0.08)
Net Realized Gain	(0.66)	(0.42)		(0.33)		—
Total Distributions	(0.91)	(0.68)		(0.55)		(0.08)
Net Asset Value, End of Period	$14.26	$12.91		$11.50		$10.40
Total Return++	17.91%	18.21%		15.95%		4.94	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,428	$15,707		$12,589		$10,086
Ratio of Expenses to Average Net Assets (1)	1.12%+	1.15	%+††	1.15	%+††	1.14	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.87%+	2.18	%+††	2.09	%+††	2.71	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%	33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.04%	2.39	%††	2.93	%††	3.61	%+††*
Net Investment Income to Average Net Assets	0.95%	0.94	%††	0.31	%††	0.24	%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

99

Select Global Infrastructure Portfolio

	Class A**
	Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.26		0.24		0.21		0.07
Net Realized and Unrealized Gain	1.97		1.80		1.41		0.41
Total from Investment Operations	2.23		2.04		1.62		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.22)		(0.19)		(0.08)
Net Realized Gain	(0.66)		(0.42)		(0.33)		—
Total Distributions	(0.88)		(0.64)		(0.52)		(0.08)
Net Asset Value, End of Period	$14.25		$12.90		$11.50		$10.40
Total Return++	17.69%		17.85%		15.67%		4.86	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,706		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.37	%+^^	1.40	%+††	1.40	%+††	1.39	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.81	%+	1.93	%+††	1.84	%+††	2.46	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.43%		2.64	%††	3.18	%††	3.86	%+††*
Net Investment Income (Loss) to Average Net Assets	0.75%		0.69	%††	0.06	%††	(0.01	)%+††*

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

100

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
	Year Ended December 31,						Period from September 20, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$12.90		$11.50		$10.40		$10.00
Income from Investment Operations:
Net Investment Income†	0.16		0.18		0.15		0.06
Net Realized and Unrealized Gain	1.98		1.80		1.42		0.40
Total from Investment Operations	2.14		1.98		1.57		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.16)		(0.14)		(0.06)
Net Realized Gain	(0.66)		(0.42)		(0.33)		—
Total Distributions	(0.82)		(0.58)		(0.47)		(0.06)
Net Asset Value, End of Period	$14.22		$12.90		$11.50		$10.40
Total Return++	16.98%		17.31%		15.12%		4.72	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$573		$129		$115		$104
Ratio of Expenses to Average Net Assets (1)	1.93	%+^^	1.90	%+††	1.90	%+††	1.89	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	1.16	%+	1.43	%+††	1.34	%+††	1.96	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*
Portfolio Turnover Rate	30%		33%		51%		6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%		3.14	%††	3.68	%††	4.36	%+††*
Net Investment Income (Loss) to Average Net Assets	0.23%		0.19	%††	(0.44	)%††	(0.51	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

101

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIGLINPRO-0414

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolios

Advantage Portfolio

Global Advantage Portfolio

International Advantage Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Advantage
Class I	MPAIX
Class A	MAPPX
Class L	MAPLX
Global Advantage
Class I	MIGIX
Class A	MIGPX
Class L	MIGLX
International Advantage
Class I	MFAIX
Class A	MFAPX
Class L	MSALX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Advantage Portfolio

Objective

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	1.58%	1.68%	1.60%
Total Annual Portfolio Operating Expenses*	2.33%	2.68%	3.10%
Fee Waiver and/or Expense Reimbursement*	1.28%	1.28%	1.91%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.40%	1.19%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example below assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class A†	$660	$945	$1,251	$2,117
Class L	$121	$378	$654	$1,443

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A and 1.19% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged from between $737.7 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

1

Advantage Portfolio (Cont'd)

The Portfolio may invest in foreign securities, which may include emerging market securities. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Equity Trust II, on behalf of the Van Kampen Core Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Reorganization").

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Advantage Portfolio (Cont'd)

Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. As a result of the Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010.

High Quarter	9/30/09	21.12%
Low Quarter	9/30/11	–9.27%

Average Annual Total Returns1
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 6/30/08)[1]
Return before Taxes	37.11%	24.71%	12.11%
Return after Taxes on Distributions	35.89%	24.20%	11.56%
Return after Taxes on Distributions and Sale of Portfolio Shares	21.72%	20.48%	9.66%
Class A† (commenced operations on 5/21/10)
Return before Taxes	29.44%	N/A	19.63%
Class L (commenced operations on 6/30/08)[1]
Return before Taxes	36.97%	24.59%	11.96%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	33.48%	20.39%	10.26%[4]
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[3]	35.41%	19.43%	8.77%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.

2  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

3  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

3

Advantage Portfolio (Cont'd)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Dennis P. Lynch	Managing Director	May 2010
David S. Cohen	Managing Director	May 2010
Sam G. Chainani	Managing Director	May 2010
Alexander T. Norton	Executive Director	May 2010
Jason C. Yeung	Managing Director	May 2010
Armistead B. Nash	Managing Director	May 2010

*  Messrs. Lynch, Cohen, Chainani, Norton, Yeung and Nash served as portfolio managers of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone

(1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Advantage Portfolio

Objective

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	7.17%	7.28%	7.42%
Total Annual Portfolio Operating Expenses*	8.07%	8.43%	9.07%
Fee Waiver and/or Expense Reimbursement*	6.77%	6.78%	6.92%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.30%	1.65%	2.15%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$132	$412	$713	$1,568
Class A†	$684	$1,018	$1,375	$2,377
Class L	$218	$673	$1,154	$2,483

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I, 1.65% for Class A and 2.15% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

5

Global Advantage Portfolio (Cont'd)

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Advantage Portfolio (Cont'd)

Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/12	16.65%
Low Quarter	9/30/11	–13.48%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/10)
Return before Taxes	29.71%	16.92%
Return after Taxes on Distributions	26.74%	15.55%
Return after Taxes on Distributions and Sale of Portfolio Shares	18.18%	13.24%
Class A† (commenced operations on 12/28/10)
Return before Taxes	22.68%	14.56%
Class L (commenced operations on 12/28/10)
Return before Taxes	28.78%	16.04%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	22.80%	9.93%[3]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	25.75%	9.08%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	December 2010
David S. Cohen	Managing Director	December 2010
Sam G. Chainani	Managing Director	December 2010
Alexander T. Norton	Executive Director	December 2010
Jason C. Yeung	Managing Director	December 2010
Armistead B. Nash	Managing Director	December 2010

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more

7

Global Advantage Portfolio (Cont'd)

information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the financial intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Advantage Portfolio

Objective

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	5.40%	5.74%	5.78%
Total Annual Portfolio Operating Expenses*	6.30%	6.89%	7.43%
Fee Waiver and/or Expense Reimbursement*	5.05%	5.29%	5.33%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.25%	1.60%	2.10%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$127	$397	$686	$1,511
Class A†	$679	$1,003	$1,350	$2,325
Class L	$213	$658	$1,129	$2,431

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A and 2.10% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Ex-United States Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

9

International Advantage Portfolio (Cont'd)

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 80% of its assets in the securities of issuers located outside of the United States. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Advantage Portfolio (Cont'd)

of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/12	12.85%
Low Quarter	9/30/11	–15.54%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/10)
Return before Taxes	12.72%	10.43%
Return after Taxes on Distributions	11.25%	9.76%
Return after Taxes on Distributions and Sale of Portfolio Shares	8.34%	8.13%
Class A† (commenced operations on 12/28/10)
Return before Taxes	6.55%	8.21%
Class L (commenced operations on 12/28/10)
Return before Taxes	11.88%	9.61%
MSCI All Country World Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)[1]	15.29%	5.51%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	19.33%	7.21%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-

Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	December 2010

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

11

International Advantage Portfolio (Cont'd)

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Advantage Portfolio

Objective

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged from between $737.7 million and $504.5 billion.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create

13

Advantage Portfolio (Cont'd)

exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Advantage Portfolio

Objective

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in

15

Global Advantage Portfolio (Cont'd)

foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Advantage Portfolio

Objective

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 80% of its assets in the securities of issuers located outside of the United States.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by use the of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market

17

International Advantage Portfolio (Cont'd)

movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

19

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with their investments in foreign securities, certain Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

21

held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or nonperformance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a

Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Exchange-Traded Funds

Each Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Advantage	0.00%
Global Advantage	0.00%
International Advantage	0.00%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Advantage	1.05%	1.40%	1.19%
Global Advantage	1.30%	1.65%	2.15%
International Advantage	1.25%	1.60%	2.10%

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

Portfolio Management

Advantage Portfolio and

Global Advantage Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.

International Advantage Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Portfolio is Kristian Heugh.

Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.

Mr. Heugh is the lead manager of the Portfolio and is primarily responsible for individual stock selection for the Portfolio and the execution of the overall strategy of the Portfolio.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

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Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Fund also offers Class IS shares of the Advantage Portfolio through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial

Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist

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Shareholder Information (Cont'd)

you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial

Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

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Shareholder Information (Cont'd)

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class I, Class A and Class L shares of the International Advantage Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Advantage Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held

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Shareholder Information (Cont'd)

by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information — Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial

Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio

Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio

Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

31

Financial Highlights

On May 21, 2010, the Advantage Portfolio acquired the assets and adopted the financial and performance history of the Van Kampen Core Growth Fund.

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Advantage Portfolio

	Class I**
	Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$12.40	$11.38		$10.87		$9.15		$7.97	$9.55
Income (Loss) from Investment Operations:
Net Investment Income†	0.01	0.14		0.04		0.01		0.04	0.03
Net Realized and Unrealized Gain (Loss)	4.54	1.72		0.54		1.74		1.19	(1.50)
Total from Investment Operations	4.55	1.86		0.58		1.75		1.23	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)		(0.07)		(0.03)		(0.05)	(0.11)
Net Realized Gain	(0.54)	(0.74)		—		—		—	—
Total Distributions	(0.54)	(0.84)		(0.07)		(0.03)		(0.05)	(0.11)
Net Asset Value, End of Period	$16.41	$12.40		$11.38		$10.87		$9.15	$7.97
Total Return++	37.11%	16.38%		5.33%		19.30	%#	15.34%	(15.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,712	$8,595		$7,239		$5,015		$4,223	$3,667
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%+††	1.05	%+††	1.02	%+††*	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.25	%+††*	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.11%+	1.08	%+††	0.39	%+††	0.42	%+††*	0.49%	0.49%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.33%	2.34	%††	3.43	%††	3.49	%+††*	4.49%	11.78%
Net Investment Loss to Average Net Assets	(1.18)%	(0.21	)%††	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from September 1, 2010 to December 31,		Period from May 21, 2010^ to August 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$12.39		$11.37		$10.86		$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		0.11		0.02		0.01		0.01
Net Realized and Unrealized Gain	4.56		1.72		0.53		1.73		0.14
Total from Investment Operations	4.49		1.83		0.55		1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)		(0.04)		(0.03)		—
Net Realized Gain	(0.54)		(0.74)		—		—		—
Total Distributions	(0.54)		(0.81)		(0.04)		(0.03)		—
Net Asset Value, End of Period	$16.34		$12.39		$11.37		$10.86		$9.15
Total Return++	36.65%		16.11%		5.07%		19.16	%#	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,134		$12		$11		$10		$1
Ratio of Expenses to Average Net Assets (1)	1.35	%+^^	1.30	%+††	1.30	%+††	1.29	%+††*	1.30	%††*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.52	%+††*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.44	)%+	0.83	%+††	0.14	%+††	0.15	%+††*	0.27	%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§††	0.03	%††*	N/A
Portfolio Turnover Rate	36%		50%		28%		33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.68%		2.59	%††	3.68	%††	3.76	%+††	2.59	%††*
Net Investment Loss to Average Net Assets	(1.77)%		(0.46	)%††	(2.24	)%††	(2.32	)%+††	(1.02	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

33

Advantage Portfolio

	Class L**
	Year Ended December 31,					Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$12.42	$11.39		$10.89		$9.16		$7.96	$9.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)	0.13		0.04		0.01		0.04	0.00 ‡
Net Realized and Unrealized Gain (Loss)	4.55	1.74		0.52		1.75		1.19	(1.50)
Total from Investment Operations	4.54	1.87		0.56		1.76		1.23	(1.50)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)		(0.06)		(0.03)		(0.03)	(0.08)
Net Realized Gain	(0.54)	(0.74)		—		—		—	—
Total Distributions	(0.54)	(0.84)		(0.06)		(0.03)		(0.03)	(0.08)
Net Asset Value, End of Period	$16.42	$12.42		$11.39		$10.89		$9.16	$7.96
Total Return++	36.97%	16.42%		5.19%		19.20	%#	15.43%	(15.40)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,908	$722		$208		$155		$156	$160
Ratio of Expenses to Average Net Assets (1)	1.08%+^	1.09	%+††	1.09	%+††	1.06	%+††*	1.08%	1.48%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.29	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.06)%+	1.04	%+††	0.35	%+††	0.38	%+††*	0.45%	(0.01)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	0.03	%††*	N/A	N/A
Portfolio Turnover Rate	36%	50%		28%		33	%#	32%	14%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.10%	3.09	%††	4.18	%††	3.53	%+††*	4.53%	12.27%
Net Investment Loss to Average Net Assets	(2.08)%	(0.96	)%††	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$11.37	$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	0.16		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.27	2.12		(0.03)		0.01
Total from Investment Operations	3.31	2.28		0.03		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.12)		(0.07)		—
Net Realized Gain	(1.03)	(0.76)		—		—
Total Distributions	(1.11)	(0.88)		(0.07)		—
Net Asset Value, End of Period	$13.57	$11.37		$9.97		$10.01
Total Return++	29.71%	22.83%		0.34%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,868	$1,129		$1,603		$701
Ratio of Expenses to Average Net Assets (1)	1.29%+	1.30	%+††	1.30	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.29%+	1.39	%+††	0.57	%+††	(1.10	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%	63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.07%	7.28	%††	7.31	%††	245.42	%††*
Net Investment Loss to Average Net Assets	(6.49)%	(4.59	)%††	(5.44	)%††	(245.22	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

35

Global Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$11.36		$9.97		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.13		0.03		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.31		2.11		(0.02)		0.01
Total from Investment Operations	3.27		2.24		0.01		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.09)		(0.05)		—
Net Realized Gain	(1.03)		(0.76)		—		—
Total Distributions	(1.06)		(0.85)		(0.05)		—
Net Asset Value, End of Period	$13.57		$11.36		$9.97		$10.01
Total Return++	29.48%		22.44%		0.07%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$681		$114		$100		$100
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.55	%+††	1.55	%+††	1.55	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.35	)%+	1.14	%+††	0.32	%+††	(1.35	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.43%		7.53	%††	7.56	%††	245.67	%††*
Net Investment Loss to Average Net Assets	(7.18)%		(4.84	)%††	(5.69	)%††	(245.47	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$11.35		$9.96		$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)		0.07		(0.02)		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	3.28		2.11		(0.02)		0.01
Total from Investment Operations	3.19		2.18		(0.04)		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.03)		(0.01)		—
Net Realized Gain	(1.03)		(0.76)		—		—
Total Distributions	(1.04)		(0.79)		(0.01)		—
Net Asset Value, End of Period	$13.50		$11.35		$9.96		$10.01
Total Return++	28.78%		21.89%		(0.44)%		0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$254		$113		$100		$100
Ratio of Expenses to Average Net Assets (1)	2.09	%+^^	2.05	%+††	2.05	%+††	2.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.71	)%+	0.64	%+††	(0.18	)%+††	(1.85	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	0.00	%§††	N/A
Portfolio Turnover Rate	57%		63%		42%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.07%		8.03	%††	8.06	%††	246.17	%††*
Net Investment Loss to Average Net Assets	(7.69)%		(5.34	)%††	(6.19	)%††	(245.97	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

37

International Advantage Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010
Net Asset Value, Beginning of Period	$11.60	$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	0.12		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.32	1.93		(0.26)		(0.01)
Total from Investment Operations	1.45	2.05		(0.14)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.10)		(0.11)		—
Net Realized Gain	(0.57)	—		(0.09)		—
Total Distributions	(0.69)	(0.10)		(0.20)		—
Net Asset Value, End of Period	$12.36	$11.60		$9.65		$9.99
Total Return++	12.72%	21.27%		(1.31)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,637	$1,421		$1,255		$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.24	%+††	1.24	%+††	1.25	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.04%+	1.08	%+††	1.17	%+††	(1.09	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%	40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.30%	8.89	%††	7.08	%+††	176.40	%††*
Net Investment Loss to Average Net Assets	(4.02)%	(6.57	)%††	(4.67	)%+††	(176.24	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Advantage Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		0.09		0.09		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.38		1.94		(0.25)		(0.01)
Total from Investment Operations	1.42		2.03		(0.16)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.08)		(0.09)		—
Net Realized Gain	(0.57)		—		(0.09)		—
Total Distributions	(0.64)		(0.08)		(0.18)		—
Net Asset Value, End of Period	$12.38		$11.60		$9.65		$9.99
Total Return++	12.43%		20.99%		(1.57)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$248		$116		$96		$100
Ratio of Expenses to Average Net Assets (1)	1.55	%+^^	1.49	%+††	1.49	%+††	1.50	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.29	%+	0.83	%+††	0.92	%+††	(1.34	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.89%		9.14	%††	7.33	%+††	176.65	%††*
Net Investment Loss to Average Net Assets	(5.05)%		(6.82	)%††	(4.92	)%+††	(176.49	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

39

International Advantage Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$11.60		$9.65		$9.99		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.04		0.04		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.34		1.93		(0.25)		(0.01)
Total from Investment Operations	1.36		1.97		(0.21)		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.02)		(0.04)		—
Net Realized Gain	(0.57)		—		(0.09)		—
Total Distributions	(0.60)		(0.02)		(0.13)		—
Net Asset Value, End of Period	$12.36		$11.60		$9.65		$9.99
Total Return++	11.88%		20.43%		(2.09)%		(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$123		$116		$97		$100
Ratio of Expenses to Average Net Assets (1)	2.03	%+^^	1.99	%+††	1.99	%+††	2.00	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.18	%+	0.33	%+††	0.42	%+††	(1.84	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††	0.01	%††	N/A
Portfolio Turnover Rate	49%		40%		27%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.43%		9.64	%††	7.83	%+††	177.15	%††*
Net Investment Loss to Average Net Assets	(5.22)%		(7.32	)%††	(5.42	)%+††	(176.99	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

40

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFTEQ2PRO 4/14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolios

Global Discovery Portfolio

Growth Portfolio

Small Company Growth Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Global Discovery
Class I	MLDIX
Class A	MGDPX
Class L	MGDLX
Growth
Class I	MSEQX
Class A	MSEGX
Class L	MSHLX
Small Company Growth
Class I	MSSGX
Class A	MSSMX
Class L	MSSLX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Discovery Portfolio

Objective

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	2.75%	2.72%	2.97%
Total Annual Portfolio Operating Expenses*	3.65%	3.87%	4.62%
Fee Waiver and/or Expense Reimbursement*	2.30%	2.17%	2.42%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.70%	2.20%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$428	$739	$1,624
Class A†	$689	$1,033	$1,400	$2,428
Class L	$223	$688	$1,180	$2,534

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I, 1.70% for Class A and 2.20% for Class L. The fee waivers and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

1

Global Discovery Portfolio (Cont'd)

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Adviser believes that the number of issuers meeting its investment criteria may be limited, and accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Discovery Portfolio (Cont'd)

securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/12	16.98%
Low Quarter	9/30/11	–25.14%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/10)
Return before Taxes	40.72%	19.39%
Return after Taxes on Distributions	36.00%	17.54%
Return after Taxes on Distributions and Sale of Portfolio Shares	25.66%	15.18%
Class A† (commenced operations on 12/28/10)
Return before Taxes	32.92%	16.99%
Class L (commenced operations on 12/28/10)
Return before Taxes	39.68%	18.49%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	22.80%	9.93%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	25.75%	9.08%[4]
Lipper Global Small/Mid-Cap Funds Index (reflects no deduction for taxes)[3]	25.92%	8.47%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index. Effective March 15, 2014, the Portfolio was reclassified by Lipper and moved into the Lipper Global Small/Mid-Cap Funds classification from the Lipper Global Multi-Cap Growth Funds classification.

3  The Lipper Global Small/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. There are currently 10 funds represented in this index.

4  Since Inception reflects the inception date of the Portfolio.

3

Global Discovery Portfolio (Cont'd)

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Managing Director	December 2010

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio

Objective

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.21%	0.21%	0.47%
Total Annual Portfolio Operating Expenses*	0.71%	0.96%	1.72%
Fee Waiver and/or Expense Reimbursement*	0.01%	0.00%	0.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.70%	0.96%	1.55%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$225	$393	$881
Class A†	$618	$815	$1,028	$1,641
Class L	$158	$500	$878	$1,937

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A and 1.55% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization (as defined in the section of this Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Following the two year period from the date of the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A and 1.65% for Class L. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged between $737.7 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the

5

Growth Portfolio (Cont'd)

Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (Cont'd)

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/12	21.40%
Low Quarter	12/31/08	–30.45%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 4/2/91)
Return before Taxes	48.60%	27.31%	10.15%	10.53%
Return after Taxes on Distributions	46.96%	27.00%	9.98%	9.07%
Return after Taxes on Distributions and Sale of Portfolio Shares	28.67%	22.72%	8.38%	8.29%
Class A† (commenced operations on 1/2/96)
Return before Taxes	40.44%	25.64%	9.28%	8.92%
Class L (commenced operations on 4/27/12)
Return before Taxes	47.44%	N/A	N/A	22.91%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	33.48%	20.39%	7.83%	8.59%[3]
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	35.41%	19.43%	7.08%	8.03%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004
David S. Cohen	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the

7

Growth Portfolio (Cont'd)

section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this

Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.88%	0.88%	0.88%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.20%	0.22%	0.29%
Total Annual Portfolio Operating Expenses*	1.08%	1.35%	1.92%
Fee Waiver and/or Expense Reimbursement*	0.03%	0.00%	0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.35%	1.90%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class A†	$655	$930	$1,226	$2,064
Class L	$193	$597	$1,026	$2,222

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A and 1.90% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on

9

Small Company Growth
Portfolio (Cont'd)

invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Small Cap Companies. Investments in small cap companies may involve greater risks than those associated with larger, more established companies. The securities issued by small cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth
Portfolio (Cont'd)

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	25.00%
Low Quarter	12/31/08	–23.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/1/89)
Return before Taxes	62.26%	26.58%	11.42%	12.43%
Return after Taxes on Distributions	58.13%	25.63%	10.55%	10.07%
Return after Taxes on Distributions and Sale of Portfolio Shares	38.27%	22.03%	9.40%	9.56%
Class A† (commenced operations on 1/2/96)
Return before Taxes	53.35%	24.87%	10.53%	11.50%
Class L (commenced operations on 11/11/11)
Return before Taxes	60.97%	N/A	N/A	31.81%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	43.30%	22.58%	9.41%	8.05%[3]
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[2]	40.99%	22.20%	8.27%	9.73%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 1999
David S. Cohen	Managing Director	January 2002
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Portfolio Shares

The Fund suspended offering Class A and Class L shares of the Portfolio to new investors. Effective at the close of business on May 30, 2014, the Fund will suspend offering Class I shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class I shares

11

Small Company Growth
Portfolio (Cont'd)

of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution,

Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Discovery Portfolio

Objective

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser believes that the number of issuers meeting its investment criteria may be limited and, accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets,

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Global Discovery Portfolio (Cont'd)

which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Growth Portfolio

Objective

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged between $737.7 million to $504.5 billion. The Portfolio deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange or over-the-counter ("OTC") markets) is in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) it is organized under the laws of, or has a principal office in the United States. The Portfolio invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will

15

Growth Portfolio (Cont'd)

fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Process

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

17

Small Company Growth Portfolio (Cont'd)

In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the

Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in

19

international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with their investments in foreign securities, certain Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A

21

structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity, or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity, or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Exchange-Traded Funds

Each Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Initial Public Offerings

Certain Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

23

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Global Discovery	0.00%
Growth	0.49%
Small Company Growth	0.84%

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Growth Portfolio, and Morgan Stanley Focus Growth Fund (the "Predecessor Fund"), on April 7, 2014, the Growth Portfolio acquired substantially all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Growth Portfolio (the "Reorganization").

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except the Growth Portfolio) will continue for at least one year (with respect to the Growth Portfolio, at least two years from the date of the Reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. In addition, with respect to the Growth Portfolio, in connection with the Reorganization, for at least two years from the date of the Reorganization or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such reimbursement when it deems such action is appropriate, the Adviser has agreed to reimburse 0.01% of expenses of the Class A shares of the Growth Portfolio to the extent that total annual operating expenses of the Class A shares of the Growth Portfolio exceed 0.96%.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Global Discovery	1.35%	1.70%	2.20%
Growth	0.70%‡	1.05%‡	1.55%‡
Small Company Growth	1.05%	1.40%	1.90%

† Effective September 9, 2013, Class P shares were renamed Class A shares.

‡ Following the two year period from the date of the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Growth Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A and 1.65% for Class L. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Portfolio Management

Growth Portfolio and

Small Company Growth Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are

co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Global Discovery Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management of the Portfolio. Mr. Alici has been associated with the Adviser in an investment management capacity since 2007.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

25

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Fund also offers Class IS shares of the Growth and Small Company Growth Portfolios through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

The Fund suspended offering Class A and Class L shares of the Small Company Growth Portfolio to new investors. Effective at the close of business on May 30, 2014, the Fund will suspend offering Class I shares of the Small Company Growth Portfolio to new investors, except as follows. The Fund will continue to offer Class I shares of the Small Company Growth Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Small Company Growth Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Small Company Growth Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Small Company Growth Portfolio to new investors in the future. Any such offerings of the Small Company Growth Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) with respect to holders of Class I shares, respectively, clients who owned such Portfolio shares as of December 31, 2007, as applicable; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends in additional Portfolio shares; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must

27

Shareholder Information (Cont'd)

be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley

Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole

29

Shareholder Information (Cont'd)

discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class I, Class A and Class L shares of the Small Company Growth Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Small Company Growth Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

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Shareholder Information (Cont'd)

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
International Advantage Portfolio

International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio

Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

33

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Global Discovery Portfolio

	Class I
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11	$9.06		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)	0.25		0.13		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.43	2.62		(0.92)		(0.03)
Total from Investment Operations	4.42	2.87		(0.79)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.30)		(0.12)		—
Net Realized Gain	(1.76)	(0.52)		(0.00	)‡	—
Total Distributions	(1.83)	(0.82)		(0.12)		—
Net Asset Value, End of Period	$13.70	$11.11		$9.06		$9.97
Total Return++	40.72%	31.64%		(7.72)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,493	$3,432		$2,446		$697
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.35	%+††	1.35	%+††	1.35	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.07)%+	2.41	%+††	1.39	%+††	(1.14	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%	96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.65%	4.33	%††	5.52	%††	238.14	%††*
Net Investment Loss to Average Net Assets	(2.38)%	(0.57	)%††	(2.78	)%††	(237.93	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Discovery Portfolio

	Class A@
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)		0.22		0.12		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.47		2.62		(0.92)		(0.03)
Total from Investment Operations	4.38		2.84		(0.80)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.28)		(0.10)		—
Net Realized Gain	(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	(1.80)		(0.80)		(0.10)		—
Net Asset Value, End of Period	$13.69		$11.11		$9.07		$9.97
Total Return++	40.33%		31.40%		(7.98)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,455		$137		$91		$100
Ratio of Expenses to Average Net Assets (1)	1.65	%+^^	1.60	%+††	1.60	%+††	1.60	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.66	)%+	2.16	%+††	1.14	%+††	(1.39	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.87%		4.58	%††	5.77	%††	238.39	%††*
Net Investment Loss to Average Net Assets	(2.88)%		(0.82	)%††	(3.03	)%††	(238.18	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

35

Global Discovery Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.11		$9.07		$9.97		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.14)		0.17		0.06		(0.00	)‡
Net Realized and Unrealized Gain (Loss)	4.45		2.61		(0.91)		(0.03)
Total from Investment Operations	4.31		2.78		(0.85)		(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.22)		(0.05)		—
Net Realized Gain	(1.76)		(0.52)		(0.00	)‡	—
Total Distributions	(1.78)		(0.74)		(0.05)		—
Net Asset Value, End of Period	$13.64		$11.11		$9.07		$9.97
Total Return++	39.68%		30.62%		(8.41)%		(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$269		$111		$91		$100
Ratio of Expenses to Average Net Assets (1)	2.13	%+^^	2.10	%+††	2.10	%+††	2.10	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.05	)%+	1.66	%+††	0.64	%+††	(1.89	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%††§	N/A
Portfolio Turnover Rate	100%		96%		83%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.62%		5.08	%††	6.27	%††	238.89	%††*
Net Investment Loss to Average Net Assets	(3.54)%		(1.32	)%††	(3.53	)%††	(238.68	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L Shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L Shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$27.05	$23.46	$24.24		$19.69		$12.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.16	0.01		0.06		0.05
Net Realized and Unrealized Gain (Loss)	13.02	3.52	(0.73)		4.49		7.58
Total from Investment Operations	13.04	3.68	(0.72)		4.55		7.63
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.05)	(0.06)		(0.00	)‡	(0.06)
Net Realized Gain	(1.58)	(0.04)	—		—		—
Total Distributions	(1.71)	(0.09)	(0.06)		(0.00	)‡	(0.06)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$38.38	$27.05	$23.46		$24.24		$19.69
Total Return++	48.60%	15.66%	(3.01)%		23.11%		62.97	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$989,649	$661,073	$622,193		$704,410		$674,070
Ratio of Expenses to Average Net Assets (1)	0.70%+	0.72%+	0.71	%+††	0.73	%+††	0.65	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		0.73	%+††	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.08%+	0.59%+	0.05	%+††	0.27	%+††	0.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.71%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.07%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

37

Growth Portfolio

	Class A*
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$26.53	$23.03	$23.82		$19.40		$11.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	0.09	(0.05)		0.00	‡	0.02
Net Realized and Unrealized Gain (Loss)	12.78	3.45	(0.73)		4.42		7.46
Total from Investment Operations	12.72	3.54	(0.78)		4.42		7.48
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	—	(0.01)		(0.00	)‡	(0.02)
Net Realized Gain	(1.58)	(0.04)	—		—		—
Total Distributions	(1.64)	(0.04)	(0.01)		(0.00	)‡	(0.02)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$37.61	$26.53	$23.03		$23.82		$19.40
Total Return++	48.22%	15.36%	(3.27)%		22.79%		62.66	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$205,286	$138,416	$135,777		$136,585		$99,475
Ratio of Expenses to Average Net Assets (1)	0.95%+^	0.97%+	0.96	%+††	0.98	%+††	0.90	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A		0.98	%+††	0.90	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18)%+	0.34%+	(0.20	)%+††	0.02	%+††	0.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	31%	49%	26%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.96%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	(0.19)%	N/A	N/A		N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	12.84		(1.16)
Total from Investment Operations	12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.00	)‡
Net Realized Gain	(1.58)		(0.04)
Total Distributions	(1.63)		(0.04)
Net Asset Value, End of Period	$37.26		$26.43
Total Return++	47.44%		(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$528		$10
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.51	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.09	)%+	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%*§
Portfolio Turnover Rate	31%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%		N/A
Net Investment Income (Loss) to Average Net Assets	(1.21)%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

39

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$14.16	$12.64		$14.17	$11.14		$7.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)	(0.03)		(0.04)	0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	8.77	2.19		(1.25)	3.02		3.68
Total from Investment Operations	8.68	2.16		(1.29)	3.03		3.65
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	—		(0.01)
Net Realized Gain	(2.29)	(0.64)		(0.24)	—		(0.14)
Total Distributions	(2.29)	(0.64)		(0.24)	—		(0.15)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$20.55	$14.16		$12.64	$14.17		$11.14
Total Return++	62.26%	17.10%		(9.12)%	27.20%		47.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,017,558	$1,143,640		$1,074,392	$1,227,782		$977,515
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%+††	1.05%+	1.05	%+††	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.05%+	1.05	%+††	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.49)%+	(0.20	)%+††	(0.29)%+	0.10	%+††	(0.28	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08%	1.12	%††	1.10%	1.12	%+††	1.07	%+
Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.27	)%††	(0.34)%	0.03	%+††	(0.30	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

40

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Small Company Growth Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$13.13	$11.80		$13.27	$10.46		$7.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.13)	(0.06)		(0.07)	(0.02)		(0.05)
Net Realized and Unrealized Gain (Loss)	8.12	2.03		(1.16)	2.83		3.46
Total from Investment Operations	7.99	1.97		(1.23)	2.81		3.41
Distributions from and/or in Excess of:
Net Realized Gain	(2.29)	(0.64)		(0.24)	—		(0.14)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.83	$13.13		$11.80	$13.27		$10.46
Total Return++	61.88%	16.70%		(9.28)%	26.86%		47.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,632	$156,824		$282,988	$530,123		$536,329
Ratio of Expenses to Average Net Assets (1)	1.31%+^	1.30	%+††	1.30%+	1.30	%+††	1.30	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.30%+	1.30	%+††	1.30	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.75)%+	(0.45	)%+††	(0.54)%+	(0.15	)%+††	(0.53	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	43%	22%		26%	26%		27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.37	%††	1.35%	1.37	%+††	1.32	%+
Net Investment Loss to Average Net Assets	(0.79)%	(0.52	)%††	(0.59)%	(0.22	)%+††	(0.55	)%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

41

Small Company Growth Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$13.06		$11.79		$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.21)		(0.12)		(0.01)
Net Realized and Unrealized Gain (Loss)	8.04		2.03		(0.43)
Total from Investment Operations	7.83		1.91		(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(2.29)		(0.64)		(0.24)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.60		$13.06		$11.79
Total Return++	60.97%		16.21%		(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,632		$1,696		$1,657
Ratio of Expenses to Average Net Assets (1)	1.83	%+^^	1.80	%+††	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.27	)%+	(0.95	)%+††	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%††§	0.00	%§*
Portfolio Turnover Rate	43%		22%		26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92%		1.87	%††	1.85	%*
Net Investment Loss to Average Net Assets	(1.36)%		(1.02	)%††	(0.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
42

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIEQUPRO-0414

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolios

Global Insight Portfolio

Insight Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Global Insight
Class I	MBPIX
Class A	MBPHX
Class L	MBPLX
Insight
Class I	MFPIX
Class A	MFPHX
Class L	MFPLX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Insight Portfolio

Objective

The Global Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	1.00%	1.00%	1.00%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	13.22%	12.37%	15.98%
Total Annual Portfolio Operating Expenses*	14.22%	13.62%	17.73%
Fee Waiver and/or Expense Reimbursement*	12.87%	11.92%	15.53%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.70%	2.20%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$428	$739	$1,624
Class A†	$689	$1,033	$1,400	$2,428
Class L	$223	$688	$1,180	$2,534

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I, 1.70% for Class A and 2.20% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and

1

Global Insight Portfolio (Cont'd)

equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 60% of its assets in the securities of issuers located outside of the United States.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Insight Portfolio (Cont'd)

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information for the Portfolio will be available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/13	12.87%
Low Quarter	6/30/12	–4.78%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/11)
Return before Taxes	30.89%	29.91%
Return after Taxes on Distributions	25.15%	25.76%
Return after Taxes on Distributions and Sale of Portfolio Shares	19.80%	22.32%
Class A† (commenced operations on 12/28/11)
Return before Taxes	23.71%	26.18%
Class L (commenced operations on 12/28/11)
Return before Taxes	29.82%	28.90%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	22.80%	20.01%[3]
Lipper Global Multi-Cap Value Funds Index (reflects no deduction for taxes)[2]	28.90%	23.18%[3]

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper Global Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Value Funds classification. There are currently 10 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by the Insight team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Managing Director	December 2011

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To

3

Global Insight Portfolio (Cont'd)

Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Insight Portfolio

Objective

The Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	10.03%	12.74%	10.76%
Total Annual Portfolio Operating Expenses*	10.83%	13.79%	12.31%
Fee Waiver and/or Expense Reimbursement*	9.78%	12.39%	10.41%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.40%	1.90%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class A†	$660	$945	$1,251	$2,117
Class L	$193	$597	$1,026	$2,222

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I, 1.40% for Class A and 1.90% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. As of December 31, 2013, these market capitalizations ranged between $3.5 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

5

Insight Portfolio (Cont'd)

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 25% of its net assets in foreign securities, which may include emerging market securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Insight Portfolio (Cont'd)

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at
www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	3/31/13	13.32%
Low Quarter	6/30/12	0.09%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/11)
Return before Taxes	40.20%	33.92%
Return after Taxes on Distributions	37.23%	31.02%
Return after Taxes on Distributions and Sale of Portfolio Shares	24.12%	25.79%
Class A† (commenced operations on 12/28/11)
Return before Taxes	32.36%	30.05%
Class L (commenced operations on 12/28/11)
Return before Taxes	39.13%	32.92%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	32.69%	25.22%[3]
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)[2]	32.58%	24.46%[3]

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

1  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

2  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by the Insight team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Managing Director	December 2011

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

7

Insight Portfolio (Cont'd)

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Insight Portfolio

Objective

The Global Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 60% of its assets in the securities of issuers located outside of the United States.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in

9

Global Insight Portfolio (Cont'd)

the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Insight Portfolio

Objective

The Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. As of December 31, 2013, these market capitalizations ranged between $3.5 million and $504.5 billion.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition, sustainable competitive advantages and ample growth prospects at an attractive discount to future cash flow generation capacity or asset value. The Adviser typically favors companies with the ability to generate attractive free cash flow yields.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 25% of its net assets in foreign securities, which may include emerging market securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities. In general,

prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the

11

Insight Portfolio (Cont'd)

date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

13

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with their investments in foreign securities, the Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolios may use include:

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a

Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security,

15

currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in real estate investment trusts ("REITs") and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Exchange-Traded Funds

Each Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash-equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Global Insight	0.00%
Insight	0.00%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Global Insight	1.35%	1.70%	2.20%
Insight	1.05%	1.40%	1.90%

†  Effective September 9, 2013, Class H shares were renamed Class A shares.

Portfolio Management

Each Portfolio is managed by the Insight team. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management of each Portfolio.

Mr. Alici has been associated with the Adviser in an investment management capacity since 2007.

Additional Information

The Portfolios' SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolios.

The composition of the team may change from time to time.

17

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial

Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may

19

Shareholder Information (Cont'd)

also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of

Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order.

21

Shareholder Information (Cont'd)

Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship,

corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For

23

Shareholder Information (Cont'd)

example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio

Global Real Estate Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

25

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Global Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.99	$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.30	0.31		(0.00	)‡
Net Realized and Unrealized Gain	3.32	2.53		0.07
Total from Investment Operations	3.62	2.84		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.45)	(0.49)		—
Net Realized Gain	(1.74)	(0.43)		—
Total Distributions	(2.19)	(0.92)		—
Net Asset Value, End of Period	$13.42	$11.99		$10.07
Total Return++	30.89%	28.31%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,397	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%+††	1.35	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.17%+	2.74	%+††	(1.27	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§††	N/A
Portfolio Turnover Rate	59%	41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.22%	16.10	%††	381.10	%††*
Net Investment Loss to Average Net Assets	(10.70)%	(12.01	)%††	(381.02	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.99		$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.01		0.28		(0.00	)‡
Net Realized and Unrealized Gain	3.56		2.53		0.07
Total from Investment Operations	3.57		2.81		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.46)		—
Net Realized Gain	(1.74)		(0.43)		—
Total Distributions	(2.11)		(0.89)		—
Net Asset Value, End of Period	$13.45		$11.99		$10.07
Total Return++	30.52%		28.04%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$189		$1,151		$816
Ratio of Expenses to Average Net Assets (1)	1.60	%+^^	1.60	%+††	1.60	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	2.49	%+††	(1.52	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§††	N/A
Portfolio Turnover Rate	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.62%		16.35	%††	381.35	%††*
Net Investment Loss to Average Net Assets	(11.95)%		(12.26	)%††	(381.27	)%††*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

27

Global Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.98		$10.07		$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.12		0.23		(0.00	)‡
Net Realized and Unrealized Gain	3.37		2.51		0.07
Total from Investment Operations	3.49		2.74		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.40)		—
Net Realized Gain	(1.74)		(0.43)		—
Total Distributions	(2.08)		(0.83)		—
Net Asset Value, End of Period	$13.39		$11.98		$10.07
Total Return++	29.82%		27.36%		0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$12		$10
Ratio of Expenses to Average Net Assets (1)	2.13	%+^^	2.10	%+††	2.10	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.93	%+	1.99	%+††	(2.01	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	N/A
Portfolio Turnover Rate	59%		41%		0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.73%		16.85	%††	381.85	%††*
Net Investment Loss to Average Net Assets	(14.67)%		(12.76	)%††	(381.76	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013	2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.86	$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.18	0.17		(0.00	)‡
Net Realized and Unrealized Gain	4.52	2.59		0.06
Total from Investment Operations	4.70	2.76		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.14)		—
Net Realized Gain	(1.00)	(0.82)		—
Total Distributions	(1.16)	(0.96)		—
Net Asset Value, End of Period	$15.40	$11.86		$10.06
Total Return++	40.20%	27.47%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,859	$12		$10
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.04	%+††	1.05	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.25%+	1.47	%+††	(0.94	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	N/A
Portfolio Turnover Rate	51%	62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.83%	11.61	%††	380.17	%††*
Net Investment Loss to Average Net Assets	(8.54)%	(9.10	)%††	(380.06	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

29

Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31, 2011
Net Asset Value, Beginning of Period	$11.86		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07		0.14		(0.00	)‡
Net Realized and Unrealized Gain	4.58		2.59		0.06
Total from Investment Operations	4.65		2.73		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.11)		—
Net Realized Gain	(1.00)		(0.82)		—
Total Distributions	(1.08)		(0.93)		—
Net Asset Value, End of Period	$15.43		$11.86		$10.06
Total Return++	39.73%		27.21%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209		$1,144		$815
Ratio of Expenses to Average Net Assets (1)	1.30	%+^^	1.29	%+††	1.30	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.50	%+	1.22	%+††	(1.19	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.79%		11.86	%††	380.42	%††*
Net Investment Loss to Average Net Assets	(11.99)%		(9.35	)%††	(380.31	)%††*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

^  Commencement of Operations.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2013		2012		December 31 2011
Net Asset Value, Beginning of Period	$11.85		$10.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08		0.08		(0.00	)‡
Net Realized and Unrealized Gain	4.49		2.58		0.06
Total from Investment Operations	4.57		2.66		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.05)		—
Net Realized Gain	(1.00)		(0.82)		—
Total Distributions	(1.07)		(0.87)		—
Net Asset Value, End of Period	$15.35		$11.85		$10.06
Total Return++	39.13%		26.52%		0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$115		$12		$10
Ratio of Expenses to Average Net Assets (1)	1.84	%+^^	1.79	%+††	1.80	%††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.54	%+	0.72	%+††	(1.70	)%††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	N/A
Portfolio Turnover Rate	51%		62%		0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.31%		12.36	%††	380.92	%††*
Net Investment Loss to Average Net Assets	(9.93)%		(9.85	)%††	(380.82	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

31

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFIGLBINSGHTPRO-0414

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Real Estate Portfolios

Global Real Estate Portfolio

International Real Estate Portfolio

U.S. Real Estate Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Global Real Estate
Class I	MRLAX
Class A	MRLBX
Class L	MGRLX
International Real Estate
Class I	MSUAX
Class A	IERBX
Class H	MSTHX
Class L	MSOLX
U.S. Real Estate
Class I	MSUSX
Class A	MUSDX
Class L	MSULX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.17%	0.22%	0.17%
Total Annual Portfolio Operating Expenses	1.02%	1.32%	1.77%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$104	$325	$563	$1,248
Class A†	$652	$921	$1,210	$2,032
Class L	$180	$557	$959	$2,084

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the United States ("foreign real estate companies"). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.

The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

1

Global Real Estate Portfolio (Cont'd)

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Classes, which is included in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	39.91%
Low Quarter	12/31/08	–30.11%

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 8/30/06)
Return before Taxes	3.55%	15.61%	2.82%
Return after Taxes on Distributions	2.73%	14.67%	1.93%
Return after Taxes on Distributions and Sale of Portfolio Shares	2.09%	12.28%	1.91%
Class A† (commenced operations on 8/30/06)
Return before Taxes	–2.25%	14.07%	1.79%
Class L (commenced operations on 6/16/08)
Return before Taxes	2.77%	14.73%	2.46%
FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to US Investors (reflects no deduction for fees, expenses or taxes)[1]	4.21%	15.70%	2.20%[4]
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	26.68%	15.02%	4.97%[4]
Lipper Global Real Estate Funds Average (reflects no deduction for taxes)[3]	3.24%	14.37%	1.84%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to US Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). It is not possible to invest directly in an index.

2  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

3  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director of the Adviser	August 2006
Bill Grant	Managing Director of the Adviser	April 2014
Michiel te Paske	Managing Director of MSIM Limited	August 2006
Sven van Kemenade	Managing Director of MSIM Limited	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the

3

Global Real Estate Portfolio (Cont'd)

sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares and Class H Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's (the "Portfolio") investment objective is to provide current income and long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class H	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	4.75%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class H	Class L
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.43%	0.48%	0.87%	1.89%
Total Annual Portfolio Operating Expenses*	1.23%	1.53%	1.92%	3.44%
Fee Waiver and/or Expense Reimbursement*	0.23%	0.18%	0.57%	1.59%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.00%	1.35%	1.35%	1.85%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$318	$552	$1,225
Class A†	$655	$930	$1,226	$2,064
Class H	$606	$882	$1,179	$2,022
Class L	$188	$582	$1,001	$2,169

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.35% for Class H shares and 1.85% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets.

5

International Real Estate Portfolio (Cont'd)

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited"), actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign Real Estate Companies. Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which foreign real estate companies are organized and operated. Operating foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and comparative sector index, over time. The performance of the other Classes, which is included in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio (Cont'd)

charge for Class A and Class H and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	37.88%
Low Quarter	12/31/08	–32.06%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 10/1/97)
Return before Taxes	5.56%	14.34%	7.92%	8.77%
Return after Taxes on Distributions	2.92%	13.07%	6.71%	7.67%
Return after Taxes on Distributions and Sale of Portfolio Shares	3.23%	11.22%	6.38%	7.18%
Class A† (commenced operations on 10/1/97)
Return before Taxes	–0.27%	12.80%	7.07%	8.14%
Class H (commenced operations on 4/27/12)
Return before Taxes	0.29%	N/A	N/A	12.58%
Class L (commenced operations on 4/27/12)
Return before Taxes	4.73%	N/A	N/A	15.30%
FTSE EPRA/ NAREIT Developed ex-North America Real Estate—Net Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	7.45%	15.13%	9.04%	6.56%[3]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[2]	22.78%	12.44%	6.91%	4.81%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). It is not possible to invest directly in an index.

2  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director of the Adviser	January 1999
Michiel te Paske	Managing Director of MSIM Limited	March 2001
Sven van Kemenade	Managing Director of MSIM Limited	March 2001
Angeline Ho	Managing Director of MSIM Company	August 2005

7

International Real Estate Portfolio (Cont'd)

Purchase and Sale of Portfolio Shares

The Fund has suspended offering Class H shares of the Portfolio to all investors.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased and Class A and Class H shares of the Portfolio may be sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A and Class H Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (feed paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.77%	0.77%	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.26%	0.27%	0.27%
Total Annual Portfolio Operating Expenses*	1.03%	1.29%	1.79%
Fee Waiver and/or Expense Reimbursement*	0.02%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.01%	1.29%	1.79%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$103	$322	$558	$1,236
Class A†	$649	$913	$1,195	$2,000
Class L	$182	$563	$970	$2,105

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares and 1.85% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions.

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the

9

U.S. Real Estate Portfolio (Cont'd)

best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Classes, which is included in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/09	30.72%
Low Quarter	12/31/08	–37.93%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 2/24/95)
Return before Taxes	2.45%	16.19%	9.38%	12.31%
Return after Taxes on Distributions	0.84%	15.27%	6.00%	8.91%
Return after Taxes on Distributions and Sale of Portfolio Shares	1.82%	12.77%	6.24%	8.76%
Class A† (commenced operations on 1/2/96)
Return before Taxes	–3.22%	14.64%	8.51%	11.06%
Class L (commenced operations on 11/11/11)
Return before Taxes	1.62%	N/A	N/A	8.35%

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

U.S. Real Estate Portfolio (Cont'd)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)[1]	2.47%	16.50%	8.42%	10.68%[4]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	32.39%	17.94%	7.40%	9.36%[4]
Lipper Real Estate Funds Average (reflects no deduction for taxes)[3]	1.70%	16.41%	7.77%	10.81%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. It is not possible to invest directly in an index.

2  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

3  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Real Estate team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	March 1995
Bill Grant	Managing Director	April 2014

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares and Class H Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

11

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation.

The Portfolio's investment objective may be changed by the Board of Directors of the Fund without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser and Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REOCs, REITs and foreign real estate companies. The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes a bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management,

financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, global real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. REITs and similar non-U.S. entities generally invest directly in real estate, in mortgages or in some combination of the two. REOCs and similar non-U.S. entities are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs and similar non-U.S. entities. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and similar non-U.S. entities may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Real Estate Portfolio (Cont'd)

heavy cash flow dependency, default by borrowers and self-liquidation.

REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. Foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs, REOCs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Portfolio invests in REITs, REOCs and foreign real estate companies.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

13

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's (the "Portfolio") investment objective is to provide current income and long-term capital appreciation.

Approach

The Adviser and Sub-Advisers seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered located outside of the United States and Canada if it (a) is not organized under the laws of the United States or Canada, (b) does not have securities which are principally traded on a U.S. or Canadian stock exchange, (c) does not derive at least 50% of its revenues from goods produced or sold, investments made, or services performed in the United States or Canada or (d) does not maintain at least 50% of its assets in the United States or Canada.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, international real estate securities, may underperform relative to other sectors or the overall market.

Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Operating foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Real Estate Portfolio (Cont'd)

country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

15

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Approach

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Portfolio focuses on REITs as well as REOCs that invest in a variety of property types and regions. The Adviser's approach emphasizes bottom-up stock selection with a top-down asset allocation.

Process

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight/underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. In addition, REITs and REOCs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

U.S. Real Estate Portfolio (Cont'd)

proportionate share of duplicate levels of fees when the Portfolio invests in REITs and REOCs.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

17

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Real Estate Investing

Each of the Portfolios invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Emerging Market Securities

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Global Real Estate and International Real Estate Portfolios' investments in foreign securities generally will be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser and/or Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading

19

strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser and/or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 with respect to the Global Real Estate and International Real Estate Portfolios. The Sub-Advisers are wholly owned subsidiaries of Morgan

Stanley. The Sub-Advisers provide the Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Global Real Estate	0.85%
International Real Estate	0.57%
U.S. Real Estate	0.76%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class H	Expense Cap Class L
Global Real Estate	1.05%	1.40%	N/A	1.90%
International Real Estate	1.00%	1.35%	1.35%	1.85%
U.S. Real Estate	1.00%	1.35%	N/A	1.85%

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

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Portfolio Management

Global Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Theodore R. Bigman, Bill Grant, Michiel te Paske, Sven van Kemenade and Angeline Ho.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. Grant has been associated with Morgan Stanley since 2000 and with the Adviser in an investment management capacity since 2002. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with MSIM Limited in an investment management capacity since 1997. Ms. Ho has been associated with MSIM Company in an investment management capacity since 1997.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

International Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade and Angeline Ho.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with

MSIM Limited in an investment management capacity since 1997. Ms. Ho has been associated with MSIM Company in an investment management capacity since 1997.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

U.S. Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Bill Grant.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. Grant has been associated with Morgan Stanley since 2000 and with the Adviser in an investment management capacity since 2002.

Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Class H shares of the International Real Estate Portfolio are currently closed to all investors. The Fund also offers Class IS shares of the Portfolios through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A, Class H and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) with respect to holders of Class I and Class A shares, respectively, clients who owned such Portfolio shares as of December 31, 2007; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends in additional Portfolio shares; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares, Class H shares, or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A, Class H and Class L shares of each Portfolio, as applicable. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the International Real Estate Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A, Class H and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class H and Class L shares. Such fees relate solely to the Class A, Class H and Class L shares and will reduce the net investment income and total return of the Class A, Class H and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser and/or Sub-Advisers determine that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of

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Shareholder Information (Cont'd)

specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy Class I, Class A and Class L shares or sell (redeem) Class I, Class A, Class H and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a

Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the

25

Shareholder Information (Cont'd)

Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A and Class H Shares

You may redeem Class A and Class H shares of a Portfolio by contacting your Financial Intermediary. The value of Class A and/or Class H shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A and Class H shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A, Class H or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class I, Class A, Class H and Class L shares of the International Real Estate Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is

27

Shareholder Information (Cont'd)

designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A, Class H and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Real Estate Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley

New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Class H shares of the International Real Estate Portfolio that are exchanged for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust may not be subsequently re-exchanged for Class H shares of the International Real Estate Portfolio. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

The Global Real Estate Portfolio's and International Real Estate Portfolio's policy is to distribute to shareholders substantially all of their net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The U.S. Real Estate Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders."Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. Generally, dividends paid by

29

Shareholder Information (Cont'd)

REITs will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal

Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio

Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio

Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio and Class H of the International Real Estate Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a

Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.77		$7.77		$8.78		$7.47		$5.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.17		0.14		0.19		0.14
Net Realized and Unrealized Gain (Loss)	0.16		2.17		(0.99)		1.31		2.11
Total from Investment Operations	0.34		2.34		(0.85)		1.50		2.25
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.34)		(0.16)		(0.19)		(0.27)
Redemption Fees	—		—		—		—		0.00	‡
Net Asset Value, End of Period	$9.91		$9.77		$7.77		$8.78		$7.47
Total Return++	3.55%		30.19%		(9.67)%		20.22%		41.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,793,614		$1,880,999		$1,337,853		$1,215,881		$638,744
Ratio of Expenses to Average Net Assets	1.02	%+	1.02	%+††	1.04	%+††	1.01	%+††	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.02	%+	N/A		N/A		1.01	%+††	1.01	%+
Ratio of Net Investment Income to Average Net Assets	1.77	%+	2.42	%+††	2.12	%+††	2.43	%+††	2.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		29%		28%		18%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
31

Global Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.72	$7.73		$8.74		$7.44		$5.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.15	0.15		0.12		0.17		0.13
Net Realized and Unrealized Gain (Loss)	0.15	2.16		(0.98)		1.30		2.09
Total from Investment Operations	0.30	2.31		(0.86)		1.47		2.22
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.32)		(0.15)		(0.17)		(0.25)
Redemption Fees	—	—		—		—		0.00	‡
Net Asset Value, End of Period	$9.86	$9.72		$7.73		$8.74		$7.44
Total Return++	3.18%	29.93%		(9.91)%		19.90%		40.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,046	$171,413		$130,244		$67,812		$52,663
Ratio of Expenses to Average Net Assets (1)	1.30%+^	1.27	%+††	1.29	%+††	1.26	%+††	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+^	N/A		N/A		1.26	%+††	1.26	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.43%+	2.17	%+††	1.87	%+††	2.18	%+††	2.08	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%	29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%	N/A		1.29%		N/A		N/A
Net Investment Income to Average Net Assets	1.41%	N/A		1.87%		N/A		N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.59		$7.63		$8.62		$7.35		$5.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.10		0.07		0.13		0.08
Net Realized and Unrealized Gain (Loss)	0.16		2.13		(0.96)		1.28		2.08
Total from Investment Operations	0.26		2.23		(0.89)		1.41		2.16
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.27)		(0.10)		(0.14)		(0.24)
Redemption Fees	—		—		—		—		0.00	‡
Net Asset Value, End of Period	$9.74		$9.59		$7.63		$8.62		$7.35
Total Return++	2.77%		29.26%		(10.33)%		19.26%		39.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,844		$7,050		$6,418		$5,043		$1,603
Ratio of Expenses to Average Net Assets (1)	1.77	%+^	1.77	%+††	1.79	%+††	1.76	%+††	1.76	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.77	%+^	N/A		N/A		1.76	%+††	1.76	%+
Ratio of Net Investment Income to Average Net Assets (1)	0.98	%+	1.67	%+††	1.37	%+††	1.68	%+††	1.23	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	33%		29%		28%		18%		59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.79%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.37%		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

33

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.16		$14.66	$18.85		$17.80		$12.59
Income (Loss) from Investment Operations:
Net Investment Income†	0.41		0.44	0.39		0.69		0.44
Net Realized and Unrealized Gain (Loss)	0.65		5.89	(4.04)		0.98		5.40
Total from Investment Operations	1.06		6.33	(3.65)		1.67		5.84
Distributions from and/or in Excess of:
Net Investment Income	(1.23)		(0.83)	(0.54)		(0.62)		(0.63)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$19.99		$20.16	$14.66		$18.85		$17.80
Total Return++	5.56%		44.05%	(19.92)%		9.51%		46.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,023		$138,390	$207,695		$397,514		$463,649
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00%+	1.00	%+††	0.98	%+††	0.93	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		0.98	%+††	0.93	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.00	%+	2.54%+	2.17	%+††	3.97	%+††	3.04	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%+	1.12%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.76	%+	2.42%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012	2011		2010		2009
Net Asset Value, Beginning of Period	$20.14		$14.65	$18.83		$17.77		$12.58
Income (Loss) from Investment Operations:
Net Investment Income†	0.35		0.39	0.34		0.64		0.39
Net Realized and Unrealized Gain (Loss)	0.66		5.89	(4.04)		0.98		5.39
Total from Investment Operations	1.01		6.28	(3.70)		1.62		5.78
Distributions from and/or in Excess of:
Net Investment Income	(1.17)		(0.79)	(0.48)		(0.56)		(0.59)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$19.98		$20.14	$14.65		$18.83		$17.77
Total Return++	5.28%		43.71%	(20.16)%		9.26%		46.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,331		$4,431	$3,400		$5,547		$8,429
Ratio of Expenses to Average Net Assets (1)	1.27	%+^	1.25%+	1.25	%+††	1.23	%+††	1.18	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		1.23	%+††	1.18	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.72	%+	2.23%+	1.92	%+††	3.72	%+††	2.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	40%		31%	18%		64%		56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.53	%+	1.38%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.47	%+	2.10%	N/A		N/A		N/A

@  Effective September 9, 2013, Class P shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

35

International Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.37		0.22
Net Realized and Unrealized Gain	0.63		3.40
Total from Investment Operations	1.00		3.62
Distributions from and/or in Excess of:
Net Investment Income	(1.18)		(0.80)
Net Asset Value, End of Period	$19.95		$20.13
Total Return++	5.27%		21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$111		$13
Ratio of Expenses to Average Net Assets (1)	1.28	%+^^	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.83	%+	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92	%+	1.43	%*
Net Investment Income to Average Net Assets	1.20	%+	1.67	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class H shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class H shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from April 27, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$20.13		$17.31
Income from Investment Operations:
Net Investment Income†	0.22		0.16
Net Realized and Unrealized Gain	0.68		3.40
Total from Investment Operations	0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	(1.17)		(0.74)
Net Asset Value, End of Period	$19.86		$20.13
Total Return++	4.73%		21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73		$12
Ratio of Expenses to Average Net Assets (1)	1.81	%+^^	1.75	%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+	1.37	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.44	%+	1.93	%*
Net Investment Income (Loss) to Average Net Assets	(0.55	)%+	1.19	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

37

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.93	$14.99		$14.33	$11.18		$8.87
Income (Loss) from Investment Operations:
Net Investment Income†	0.27	0.24		0.11	0.30		0.23
Net Realized and Unrealized Gain (Loss)	0.14	2.19		0.69	3.02		2.30
Total from Investment Operations	0.41	2.43		0.80	3.32		2.53
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.20)		(0.14)	(0.17)		(0.22)
Net Realized Gain	(0.59)	(0.29)		—	—		—
Total Distributions	(0.79)	(0.49)		(0.14)	(0.17)		(0.22)
Redemption Fees	—	—		—	—		0.00	‡
Net Asset Value, End of Period	$16.55	$16.93		$14.99	$14.33		$11.18
Total Return++	2.45%	16.26%		5.57%	29.86%		29.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$797,933	$826,420		$773,138	$855,474		$584,820
Ratio of Expenses to Average Net Assets (1)	1.01%+	0.98	%+††	1.01%+	0.99	%+††	0.99	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.97	%+††	1.00%+	0.98	%+††	0.96	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.51%+	2.45	%+††	0.76%+	2.34	%+††	2.70	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%	N/A		1.03%	N/A		1.00	%+
Net Investment Income to Average Net Assets	1.49%	N/A		0.74%	N/A		2.69	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

U.S. Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$16.60	$14.70		$14.07	$10.99		$8.73
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.19		0.08	0.26		0.21
Net Realized and Unrealized Gain (Loss)	0.12	2.16		0.66	2.96		2.25
Total from Investment Operations	0.35	2.35		0.74	3.22		2.46
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.16)		(0.11)	(0.14)		(0.20)
Net Realized Gain	(0.59)	(0.29)		—	—		—
Total Distributions	(0.74)	(0.45)		(0.11)	(0.14)		(0.20)
Redemption Fees	—	—		—	—		0.00	‡
Net Asset Value, End of Period	$16.21	$16.60		$14.70	$14.07		$10.99
Total Return++	2.14%	16.02%		5.26%	29.51%		29.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,325	$92,240		$92,047	$89,321		$116,164
Ratio of Expenses to Average Net Assets (1)	1.28%+^	1.23	%+††	1.26%+	1.24	%+††	1.24	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.27%+^	1.22	%+††	1.25%+	1.23	%+††	1.21	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.35%+	2.20	%+††	0.54%+	2.09	%+††	2.45	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	24%	22%		21%	41%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%	N/A		1.28%	N/A		1.25	%+
Net Investment Income to Average Net Assets	1.34%	N/A		0.52%	N/A		2.44	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

39

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011
Net Asset Value, Beginning of Period	$16.59		$14.69		$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.10		0.06
Net Realized and Unrealized Gain (Loss)	0.13		2.16		0.11
Total from Investment Operations	0.26		2.26		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.07)		—
Net Realized Gain	(0.59)		(0.29)		—
Total Distributions	(0.65)		(0.36)		—
Net Asset Value, End of Period	$16.20		$16.59		$14.69
Total Return++	1.62%		15.44%		1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,462		$4,975		$5,879
Ratio of Expenses to Average Net Assets (1)	1.78	%+^^	1.73	%+††	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.77	%+^^	1.72	%+††	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.73	%+	1.70	%+	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§*
Portfolio Turnover Rate	24%		22%		21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79%		N/A		1.91	%+*
Net Investment Income to Average Net Assets	0.72%		N/A		3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

40

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIREUIPRO-0414

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolios

Global Opportunity Portfolio

International Opportunity Portfolio

Opportunity Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Global Opportunity
Class I	MGGIX
Class A	MGGPX
Class L	MGGLX
International Opportunity
Class I	MIOIX
Class A	MIOPX
Class L	MIOLX
Opportunity
Class I	MGEIX
Class A	MEGPX
Class L	MGELX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	2.46%	2.78%	2.58%
Total Annual Portfolio Operating Expenses*	3.36%	3.93%	4.23%
Fee Waiver and/or Expense Reimbursement*	2.11%	2.33%	2.58%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.25%	1.60%	1.65%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$127	$397	$686	$1,511
Class A†	$679	$1,003	$1,350	$2,325
Class L	$168	$520	$897	$1,955

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I, 1.60% for Class A and 1.65% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and

1

Global Opportunity Portfolio (Cont'd)

equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Equity Trust, on behalf of the Van Kampen Global Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Reorganization"). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. As a result of the Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Opportunity Portfolio (Cont'd)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010.

High Quarter	6/30/09	33.86%
Low Quarter	9/30/11	–17.97%

Average Annual Total Returns1
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 5/30/08)[1]
Return before Taxes	40.12%	27.43%	10.00%
Return after Taxes on Distributions	36.66%	26.31%	9.14%
Return after Taxes on Distributions and Sale of Portfolio Shares	25.05%	22.77%	7.93%
Class A† (commenced operations on 5/21/10)
Return before Taxes	32.41%	N/A	18.50%
Class L (commenced operations on 5/30/08)[1]
Return before Taxes	39.79%	26.99%	9.66%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[2]	22.80%	14.92%	3.18%[4]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[3]	25.75%	16.77%	4.37%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.

2  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

3  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

3

Global Opportunity Portfolio (Cont'd)

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	2.94%	3.34%	3.26%
Total Annual Portfolio Operating Expenses*	3.84%	4.49%	4.91%
Fee Waiver and/or Expense Reimbursement*	2.69%	2.99%	2.91%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%	1.50%	2.00%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$117	$365	$633	$1,398
Class A†	$670	$974	$1,300	$2,222
Class L	$203	$627	$1,078	$2,327

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I, 1.50% for Class A and 2.00% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalization within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Ex-United States Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded

5

International Opportunity Portfolio (Cont'd)

funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the United States to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses while continuing to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders will, in effect, be absorbing duplicate levels of fees.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio (Cont'd)

in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/13	14.44%
Low Quarter	9/30/11	–21.90%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 3/31/10)
Return before Taxes	26.47%	11.51%
Return after Taxes on Distributions	25.65%	11.02%
Return after Taxes on Distributions and Sale of Portfolio Shares	15.60%	9.08%
Class A† (commenced operations on 3/31/10)
Return before Taxes	19.49%	9.65%
Class L (commenced operations on 3/31/10)
Return before Taxes	25.49%	10.66%
MSCI All Country World Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)[1]	15.29%	6.61%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	19.33%	8.64%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	March 2010

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

7

International Opportunity Portfolio (Cont'd)

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.37%	0.47%	0.42%
Total Annual Portfolio Operating Expenses*	0.87%	1.22%	1.67%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$89	$278	$482	$1,073
Class A†	$643	$892	$1,160	$1,925
Class L	$170	$526	$907	$1,976

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I, 1.23% for Class A and 1.73% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may also invest in foreign securities, which may include emerging market securities. The Portfolio may invest in privately placed and restricted securities.

9

Opportunity Portfolio (Cont'd)

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Series Fund, Inc., on behalf of the Van Kampen Equity Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Reorganization"). Pursuant to the Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. As a result of the Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Class C and Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class L shares'* performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio (Cont'd)

since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns*—Calendar Years

*Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund for periods prior to May 21, 2010. The Portfolio previously disclosed the total return of Class H shares. However, effective September 9, 2013, Class H shares were reclassified as Class P shares (subsequently renamed Class A shares). The bar chart now shows Class L shares which is the class of shares with the longest performance history.

High Quarter	6/30/09	23.87%
Low Quarter	12/31/08	–28.99%

Average Annual Total Returns1
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class L (commenced operations on 5/28/98)[1]
Return before Taxes	42.78%	26.33%	9.22%	5.51%
Return after Taxes on Distributions	38.86%	25.63%	8.92%	5.14%
Return after Taxes on Distributions and Sale of Portfolio Shares	27.13%	21.83%	7.57%	4.43%
Class I (commenced operations on 8/12/05)[1]
Return before Taxes	43.92%	27.38%	N/A	10.82%
Class A† (commenced operations on 5/21/10)
Return before Taxes	35.99%	N/A	N/A	18.50%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	33.48%	20.39%	7.83%	4.49%[4]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[3]	36.52%	20.53%	8.15%	5.32%[4]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the Class I and Class C shares, respectively, of the Predecessor Fund for periods prior to May 21, 2010.

2  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

3  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

4  Since Inception reflects the inception date of Class L.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class L shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the

11

Opportunity Portfolio (Cont'd)

member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since 2006.

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are

13

Global Opportunity Portfolio (Cont'd)

not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the U.S. to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date

15

International Opportunity Portfolio (Cont'd)

it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in foreign securities, including emerging market securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement. Furthermore, the returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign

17

Opportunity Portfolio (Cont'd)

currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions.

These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

19

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with their investments in foreign securities, the Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment Strategies and Related Risks

(the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received

21

under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Exchange-Traded Funds

Each Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due, among other things, to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Global Opportunity	0.00%
International Opportunity	0.00%
Opportunity	0.49%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Global Opportunity	1.25%	1.60%	1.65%
International Opportunity	1.15%	1.50%	2.00%
Opportunity	0.88%	1.23%	1.73%

† Effective September 9, 2013, Class P shares were renamed Class A shares.

Portfolio Management

Global Opportunity Portfolio,
International Opportunity Portfolio and
Opportunity Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of each Portfolio is Kristian Heugh.

Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001. Mr. Heugh is the lead manager of each Portfolio and is primarily responsible for individual stock selection for each

Portfolio and the execution of the overall strategy of each Portfolio.

Additional Information

The Portfolios' SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolios.

The composition of each team may change from time to time.

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Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Fund also offers Class IS shares of the Portfolios through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Global Opportunity Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also

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Shareholder Information

Shareholder Information (Cont'd)

may be fair valued in the event of a significant development affecting a country or region or an issuer specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial

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Shareholder Information (Cont'd)

Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley

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Shareholder Information

Shareholder Information (Cont'd)

Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial

Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

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Shareholder Information (Cont'd)

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley,

BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class I, Class A and Class L shares of the International Opportunity Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation

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Shareholder Information (Cont'd)

programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Opportunity Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan

Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other

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Shareholder Information (Cont'd)

shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information (Cont'd)

Shareholder Information

A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

31

Financial Highlights

On May 21, 2010, each of the Global Opportunity Portfolio and Opportunity Portfolio acquired the assets and adopted the financial and performance history of each of the Van Kampen Equity Growth Fund and Van Kampen Global Growth Fund, respectively.

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a

Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm (except with respect to information for the fiscal years ended prior to June 30, 2010 with respect to the Opportunity Portfolio, which were audited by another independent registered public accounting firm). Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.84	$10.26		$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)	0.01		0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	4.21	1.01		(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	4.19	1.02		(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—	—		—		—		(0.03)	—
Net Realized Gain	(1.38)	(0.44)		(0.77)		—		—	—
Total Distributions	(1.38)	(0.44)		(0.77)		—		(0.03)	—
Redemption Fees	—	—		0.00	‡	—		—	—
Net Asset Value, End of Period	$13.65	$10.84		$10.26		$11.58		$9.53	$5.08
Total Return++	40.12%	9.99%		(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$7.3	$5.1		$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.25	%+††	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.21)%+	0.06	%+††	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	38%	33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.36%	2.57	%††	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(2.33)%	(1.26	)%††	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

33

Global Opportunity Portfolio

	Class A@
	Year Ended December 31,						Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$10.75		$10.21		$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)		(0.02)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	4.26		1.00		(0.57)		3.00
Total from Investment Operations	4.11		0.98		(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	(1.38)		(0.44)		(0.77)		—
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$13.48		$10.75		$10.21		$11.56
Total Return++	39.80%		9.65%		(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,057		$87		$10		$11
Ratio of Expenses to Average Net Assets (1)	1.59	%+^^	1.50	%+††	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.15	)%+	(0.19	)%+††	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%*
Portfolio Turnover Rate	38%		33%		39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.93%		2.82	%††	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(3.49)%		(1.51	)%††	(1.79	)%††	(3.88	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,						Period from April 1, 2010 to December 31,		Year Ended March 31,	Period from May 30, 2008^ to March 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010	2009
Net Asset Value, Beginning of Period	$10.68		$10.15		$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)		(0.03)		(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	4.15		1.00		(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	4.08		0.97		(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.02)	—
Net Realized Gain	(1.38)		(0.44)		(0.77)		—		—	—
Total Distributions	(1.38)		(0.44)		(0.77)		—		(0.02)	—
Redemption Fees	—		—		0.00	‡	—		—	—
Net Asset Value, End of Period	$13.38		$10.68		$10.15		$11.50		$9.48	$5.08
Total Return++	39.79%		9.61%		(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.5		$0.4		$0.5		$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	1.58	%+^^	1.55	%+††	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.57	)%+	(0.24	)%+††	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	38%		33%		39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.23%		3.32	%††	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(3.22)%		(2.01	)%††	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
35

International Opportunity Portfolio

	Class I
	Year Ended December 31,					Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013	2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.19	$10.26		$12.07		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.08		0.08		0.03
Net Realized and Unrealized Gain (Loss)	2.85	0.92		(1.31)		2.04
Total from Investment Operations	2.95	1.00		(1.23)		2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.07)		(0.10)		—
Net Realized Gain	(0.28)	—		(0.48)		—
Total Distributions	(0.37)	(0.07)		(0.58)		—
Net Asset Value, End of Period	$13.77	$11.19		$10.26		$12.07
Total Return++	26.47%	9.76%		(10.16)%		20.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,647	$5,259		$4,822		$5,672
Ratio of Expenses to Average Net Assets (1)	1.13%+	1.14	%+††	1.15	%+††	1.15	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.82%+	0.70	%+††	0.67	%+††	0.33	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%	33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.84%	3.87	%††	3.82	%††	4.79	%+††*
Net Investment Loss to Average Net Assets	(1.89)%	(2.03	)%††	(2.00	)%††	(3.31	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Opportunity Portfolio

	Class A@
	Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.19		$10.26		$12.04		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02		0.05		0.05		0.01
Net Realized and Unrealized Gain (Loss)	2.89		0.92		(1.30)		2.03
Total from Investment Operations	2.91		0.97		(1.25)		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.04)		(0.05)		—
Net Realized Gain	(0.28)		—		(0.48)		—
Total Distributions	(0.32)		(0.04)		(0.53)		—
Net Asset Value, End of Period	$13.78		$11.19		$10.26		$12.04
Total Return++	26.12%		9.49%		(10.33)%		20.40	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$275		$112		$103		$120
Ratio of Expenses to Average Net Assets (1)	1.44	%+^^	1.39	%+††	1.40	%+††	1.40	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	0.13	%+	0.45	%+††	0.42	%+††	0.08	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.49%		4.12	%††	4.07	%††	5.04	%+††*
Net Investment Loss to Average Net Assets	(2.92)%		(2.28	)%††	(2.25	)%††	(3.56	)%+††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

37

International Opportunity Portfolio

	Class L
	Year Ended December 31,						Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2013		2012		2011		December 31, 2010
Net Asset Value, Beginning of Period	$11.13		$10.22		$12.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡	(0.01)		(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.83		0.92		(1.29)		2.03
Total from Investment Operations	2.83		0.91		(1.30)		2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.28)		—		(0.48)		—
Net Asset Value, End of Period	$13.68		$11.13		$10.22		$12.00
Total Return++	25.49%		8.90%		(10.81)%		20.00	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$137		$112		$102		$120
Ratio of Expenses to Average Net Assets (1)	1.92	%+^^	1.89	%+††	1.90	%+††	1.90	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.00	)%+§	(0.05	)%+††	(0.08	)%+††	(0.42	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.00	%§††	0.00	%§††*
Portfolio Turnover Rate	40%		33%		37%		18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.91%		4.62	%††	4.57	%††	5.54	%+††*
Net Investment Loss to Average Net Assets	(2.99)%		(2.78	)%††	(2.75	)%††	(4.06	)%+††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$16.59	$15.16		$15.23		$11.91		$9.59	$12.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	0.02		0.00	‡	0.02		(0.02)	0.02
Net Realized and Unrealized Gain (Loss)	7.13	1.41		(0.07)		3.30		2.34	(2.64)
Total from Investment Operations	7.15	1.43		(0.07)		3.32		2.32	(2.62)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$21.47	$16.59		$15.16		$15.23		$11.91	$9.59
Total Return++	43.92%	9.43%		(0.46)%		27.88	%#	24.19%	(21.52)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.6	$11.9		$13.2		$13.0		$11.0	$7.5
Ratio of Expenses to Average Net Assets (1)	0.86%+	0.88	%+††	0.88	%+††	0.72	%+††@	1.14%	0.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.90	%+††@	0.96%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13%+	0.14	%+††	0.01	%+††	0.25	%+††@	(0.14)%	0.21%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.87%	0.91	%††	0.95	%††	N/A		N/A	1.41%
Net Investment Income (Loss) to Average Net Assets	0.12%	0.11	%††	(0.06	)%††	N/A		N/A	(0.29)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

39

Opportunity Portfolio

	Class A**
	Year Ended December 31,						Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2010
Net Asset Value, Beginning of Period	$16.47		$15.08		$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.10)		(0.02)		(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	7.13		1.41		(0.07)		3.30		(0.23)
Total from Investment Operations	7.03		1.39		(0.11)		3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)		—		—		—		—
Net Asset Value, End of Period	$21.23		$16.47		$15.08		$15.19		$11.89
Total Return++	43.51%		9.22%		(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$208,161		$12		$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.21	%+^^	1.13	%+††	1.13	%+††	0.97	%+††*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.46	)%+	(0.11	)%+††	(0.24	)%+††	0.00	%§+††*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††	0.00	%§††	0.00	%§††*	N/A
Portfolio Turnover Rate	21%		24%		21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.22%		1.16	%††	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.47)%		(0.14	)%††	(0.31	)%††	N/A		N/A

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

40

Financial Highlights

Morgan Stanley Institutional Fund, Inc. Prospectus

Opportunity Portfolio

	Class L*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2010	2009^^
Net Asset Value, Beginning of Period	$14.74	$13.57		$13.73		$10.78		$8.77	$11.28
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.09)		(0.10)		(0.03)		(0.13)	(0.07)
Net Realized and Unrealized Gain (Loss)	6.28	1.26		(0.06)		2.98		2.14	(2.44)
Total from Investment Operations	6.17	1.17		(0.16)		2.95		2.01	(2.51)
Distributions from and/or in Excess of:
Net Realized Gain	(2.27)	—		—		—		—	—
Net Asset Value, End of Period	$18.64	$14.74		$13.57		$13.73		$10.78	$8.77
Total Return++	42.78%	8.62%		(1.17)%		27.37	%#	22.92%	(22.32)%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$32.7	$28.0		$30.8		$39.0		$34.8	$28.6
Ratio of Expenses to Average Net Assets (1)	1.65%+^	1.63	%+††	1.63	%+††	1.47	%+††@	2.12%	1.89%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.65	%+††@	1.94%	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.65)%+	(0.61	)%+††	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%††§	0.00	%††§@	N/A	N/A
Portfolio Turnover Rate	21%	24%		21%		6	%#	12%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%	1.66	%††	1.70	%††	N/A		N/A	2.24%
Net Investment Loss to Average Net Assets	(0.67)%	(0.64	)%††	(0.81	)%††	N/A		N/A	(1.25)%

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class L shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

41

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFTEQ1PRO 04/14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Fixed Income Portfolios

Emerging Markets Domestic
Debt Portfolio

Emerging Markets External
Debt Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Emerging Markets Domestic Debt
Class I	MSIEX
Class A	IEDBX
Class L	MEDLX
Emerging Markets External Debt
Class I	MEAIX
Class A	MEAPX
Class L	MEALX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Domestic Debt Portfolio

Objective

The Emerging Markets Domestic Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%‡
Other Expenses	0.64%	0.72%	0.70%
Total Annual Portfolio Operating Expenses*	1.39%	1.72%	1.95%
Fee Waiver and/or Expense Reimbursement*	0.54%	0.52%	0.50%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.85%	1.20%	1.45%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,049
Class A†	$542	$790	$1,057	$1,818
Class L	$148	$459	$792	$1,735

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  The Board of Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution and shareholder services (12b-1) fee for the Portfolio's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A and 1.45% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election

1

Emerging Markets Domestic Debt
Portfolio (Cont'd)

calendars, human development and social stability; and exchange rate and interest rate valuation.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may also invest in restricted and illiquid securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price.

•  High Yield Securities ("Junk Bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Domestic Debt
Portfolio (Cont'd)

restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Leverage. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage.

Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

3

Emerging Markets Domestic Debt
Portfolio (Cont'd)

Annual Total Returns—Calendar Years

High Quarter	6/30/09	14.49%
Low Quarter	9/30/11	–10.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 2/1/94)
Return before Taxes	–12.54%	7.00%	6.12%	8.70%
Return after Taxes on Distributions	–13.80%	5.09%	4.03%	3.66%
Return after Taxes on Distributions and Sale of Portfolio Shares	–7.05%	4.86%	4.08%	4.22%
Class A† (commenced operations on 1/2/96)
Return before Taxes	–16.47%	5.82%	5.40%	8.49%
Class L (commenced operations on 6/16/08)
Return before Taxes	–13.00%	6.24%	N/A	3.24%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index (reflects no deduction for fees, expenses or taxes)[1]	–8.98%	8.06%	7.33%	9.12%[3]
Lipper Emerging Markets Local Currency Debt Funds Average (reflects no deduction for taxes)[2]	–9.05%	8.08%	5.99%	9.41%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance of U.S. dollar-denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Local Currency Debt Funds Average tracks the performance of all funds in the Lipper Emerging Markets Local Currency Debt Funds classification.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	April 2002
Federico L. Kaune	Managing Director	April 2003

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Domestic Debt
Portfolio (Cont'd)

Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

5

Emerging Markets External Debt Portfolio

Objective

The Emerging Markets External Debt Portfolio (the "Portfolio") seeks high total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%‡
Other Expenses	1.40%	1.76%	1.82%
Total Annual Portfolio Operating Expenses*	2.15%	2.76%	3.07%
Fee Waiver and/or Expense Reimbursement*	1.30%	1.56%	1.62%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.85%	1.20%	1.45%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,049
Class A†	$542	$790	$1,057	$1,818
Class L	$148	$459	$792	$1,735

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  The Board of Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution and shareholder services (12b-1) fee for the Portfolio's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I, 1.20% for Class A and 1.45% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets External Debt
Portfolio (Cont'd)

factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may also invest in convertible securities. The Portfolio may also invest in restricted and illiquid securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  High Yield Securities ("Junk Bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign

7

Emerging Markets External Debt
Portfolio (Cont'd)

capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Leverage. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets External Debt
Portfolio (Cont'd)

Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Year

High Quarter	12/31/13	0.56%
Low Quarter	6/30/13	–7.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 5/24/12)
Return before Taxes	–8.79%	2.92%
Return after Taxes on Distributions	–11.68%	0.16%
Return after Taxes on Distributions and Sale of Portfolio Shares	–4.94%	1.15%
Class A† (commenced operations on 5/24/12)
Return before Taxes	–12.90%	–0.07%
Class L (commenced operations on 5/24/12)
Return before Taxes	–9.41%	2.21%
J.P. Morgan Emerging Markets Bond Global Index (reflects no deduction for fees, expenses or taxes)[1]	–6.58%	4.00%[3]
Lipper Emerging Markets Hard Currency Debt Funds Index (reflects no deductions for taxes)[2]	–5.26%	4.92%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The J.P. Morgan Emerging Markets Bond Global (EMBG) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging

Markets Hard Currency Debt Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	May 2012
Federico L. Kaune	Managing Director	May 2012

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

9

Emerging Markets External Debt
Portfolio (Cont'd)

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Emerging Markets Domestic Debt Portfolio

Objective

The Emerging Markets Domestic Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Approach

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's or below BBB by S&P, or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser may consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "Rule 144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers and other restricted securities. The Portfolio may invest in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Portfolio's investment policies.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

11

Emerging Markets Domestic Debt Portfolio (Cont'd)

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of lower rated and unrated fixed income securities in emerging markets. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Emerging Markets Domestic Debt Portfolio (Cont'd)

convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

13

Emerging Markets External Debt Portfolio

Objective

The Emerging Markets External Debt Portfolio (the "Portfolio") seeks high total return.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's or below BBB by S&P, or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. The Portfolio may also invest in convertible securities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser may consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "Rule 144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Portfolio may invest in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Portfolio's investment policies.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, inter-

14

Emerging Markets External Debt
Portfolio (Cont'd)

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

est rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of lower rated and unrated fixed income securities in emerging markets. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other

15

Emerging Markets External Debt
Portfolio (Cont'd)

protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

A portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the

16

Emerging Markets External Debt
Portfolio (Cont'd)

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

17

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolios may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, the Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolios invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Portfolios' investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families' basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to

19

fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

Foreign Currency

The Emerging Markets Domestic Debt Portfolio's investments in foreign securities may be denominated in foreign currencies and certain investments of the Emerging Markets External Debt Portfolio will be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

The Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the

Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased over-the-counter ("OTC"), a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Portfolios may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. Each Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where a Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets) Portfolio
Emerging Markets Domestic Debt	0.21%
Emerging Markets External Debt	0.00%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average net daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class L
Emerging Markets Domestic Debt	0.85%	1.20%	1.45%
Emerging Markets External Debt	0.85%	1.20%	1.45%

† Effective September 9, 2013, Class P shares were renamed Class A shares.

Portfolio Management

Each Portfolio is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Eric J. Baurmeister and Federico L. Kaune.

Eric J. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Federico L. Kaune has been associated with the Adviser in an investment management capacity since 2002. Messrs. Baurmeister and Kaune are co-portfolio managers.

Members of the team collaborate to manage the assets of each Portfolio.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of each Portfolio. The Fund also offers Class IS shares of the Portfolios through a separate prospectus. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of a Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the "Code") and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) with respect to holders of Class I and Class A shares, respectively, clients who owned such Portfolio shares as of December 31, 2007, as applicable; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends in additional Portfolio shares; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.25% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed

23

Shareholder Information (Cont'd)

the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. The Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of a Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of a Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For addi-

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

tional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of each Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 4.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	4.25%	4.44%
$25,000 but less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1 million	1.75%	1.78%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of a Portfolio in additional Class A shares of the same Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Portfolio in a single transaction with your purchase of Class A

25

Shareholder Information (Cont'd)

shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of a Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of a Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of a Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of a Portfolio or any other Morgan

Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of a Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and

Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of a Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give

27

Shareholder Information (Cont'd)

rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class I, Class A and Class L shares of a Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect a Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of a Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund,

Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder

Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends

29

Shareholder Information (Cont'd)

received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. Each Portfolio expects to distribute primarily ordinary income dividends.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of each Portfolio for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the

Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Emerging Markets Domestic Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.71	$11.23		$12.44		$12.15		$9.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.61	0.65		0.64		0.87		0.71
Net Realized and Unrealized Gain (Loss)	(2.18)	1.22		(1.07)		0.92		1.64
Total from Investment Operations	(1.57)	1.87		(0.43)		1.79		2.35
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.39)		(0.64)		(0.93)		(0.09)
Net Realized Gain	(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)	—		—		—		—
Total Distributions	(0.39)	(0.39)		(0.78)		(1.50)		(0.14)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$10.75	$12.71		$11.23		$12.44		$12.15
Total Return++	(12.54)%	16.89%		(3.66)%		15.07%		23.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,669	$48,641		$69,557		$28,864		$38,041
Ratio of Expenses to Average Net Assets (1)	0.84%+	0.84	%+††	0.83	%+††	0.84	%+††	0.84	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		0.84	%+††	0.84	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.08%+	5.40	%+††	5.21	%+††	7.12	%+††	6.44	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%	1.18	%††	1.19	%††	1.29	%+††	1.35	%+
Net Investment Income to Average Net Assets	4.53%	5.06	%††	4.85	%††	6.67	%+††	5.93	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

31

Emerging Markets Domestic Debt Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$13.06	$11.54		$12.76		$12.42		$10.18
Income (Loss) from Investment Operations:
Net Investment Income†	0.60	0.64		0.63		0.86		0.84
Net Realized and Unrealized Gain (Loss)	(2.24)	1.25		(1.10)		0.94		1.53
Total from Investment Operations	(1.64)	1.89		(0.47)		1.80		2.37
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.37)		(0.61)		(0.89)		(0.08)
Net Realized Gain	(0.12)	(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)	—		—		—		—
Total Distributions	(0.37)	(0.37)		(0.75)		(1.46)		(0.13)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.05	$13.06		$11.54		$12.76		$12.42
Total Return++	(12.76)%	16.56%		(3.90)%		14.88%		23.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,065	$5,712		$6,784		$6,792		$4,379
Ratio of Expenses to Average Net Assets (1)	1.13%+^	1.09	%+††	1.08	%+††	1.09	%+††	1.09	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A		1.09	%+††	1.09	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.91%+	5.15	%+††	4.96	%+††	6.87	%+††	7.52	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%	84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%	1.43	%††	1.44	%††	1.54	%+††	1.62	%+
Net Investment Income to Average Net Assets	4.32%	4.81	%††	4.60	%††	6.42	%+††	6.99	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$12.80		$11.33		$12.54		$12.24		$10.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.55		0.57		0.55		0.79		0.92
Net Realized and Unrealized Gain (Loss)	(2.19)		1.22		(1.07)		0.92		1.36
Total from Investment Operations	(1.64)		1.79		(0.52)		1.71		2.28
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.32)		(0.55)		(0.84)		(0.08)
Net Realized Gain	(0.12)		(0.00	)‡	(0.14)		(0.57)		(0.05)
Paid-in-Capital	(0.07)		—		—		—		—
Total Distributions	(0.34)		(0.32)		(0.69)		(1.41)		(0.13)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$10.82		$12.80		$11.33		$12.54		$12.24
Total Return++	(13.00)%		15.99%		(4.34)%		14.18%		22.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,001		$4,648		$4,965		$4,668		$1,305
Ratio of Expenses to Average Net Assets (1)	1.40	%+^^	1.59	%+††	1.58	%+††	1.59	%+††	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.59	%+††	1.59	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.55	%+	4.65	%+††	4.46	%+††	6.37	%+††	8.21	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%††	0.02	%††	0.01	%††	0.01%
Portfolio Turnover Rate	117%		84%		85%		109%		138%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		1.93	%††	1.94	%††	2.04	%+††	2.02	%+
Net Investment Income to Average Net Assets	4.00%		4.31	%††	4.10	%††	5.92	%+††	7.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

33

Emerging Markets External Debt Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.53	0.30
Net Realized and Unrealized Gain (Loss)	(1.50)	1.18
Total from Investment Operations	(0.97)	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.30)
Net Realized Gain	(0.26)	(0.07)
Total Distributions	(0.74)	(0.37)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$9.40	$11.11
Total Return++	(8.79)%	14.83	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,400	$22,597
Ratio of Expenses to Average Net Assets (1)	0.84%+	0.84	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	5.14%+	4.63	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%††*
Portfolio Turnover Rate	94%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.15%	2.02	%††*
Net Investment Income to Average Net Assets	3.83%	3.45	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Emerging Markets External Debt Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.49		0.29
Net Realized and Unrealized Gain (Loss)	(1.49)		1.17
Total from Investment Operations	(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.28)
Net Realized Gain	(0.26)		(0.07)
Total Distributions	(0.71)		(0.35)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$9.40		$11.11
Total Return++	(9.05)%		14.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$196		$111
Ratio of Expenses to Average Net Assets (1)	1.14	%+^^	1.09	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.88	%+	4.38	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††*
Portfolio Turnover Rate	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.76%		2.27	%††*
Net Investment Income to Average Net Assets	3.26%		3.20	%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

‡  Amount is less than $0.005 per share.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

35

Emerging Markets External Debt Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 24, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.47		0.25
Net Realized and Unrealized Gain (Loss)	(1.51)		1.18
Total from Investment Operations	(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.25)
Net Realized Gain	(0.26)		(0.07)
Total Distributions	(0.68)		(0.32)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$9.39		$11.11
Total Return++	(9.41)%		14.33	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$100		$111
Ratio of Expenses to Average Net Assets (1)	1.41	%+^^	1.59	%+††*
Ratio of Net Investment Income to Average Net Assets (1)	4.57	%+	3.88	%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%††*
Portfolio Turnover Rate	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.07%		2.77	%††*
Net Investment Income to Average Net Assets	2.91%		2.70	%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

36

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIFIPRO-0414

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Total Emerging Markets Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Total Emerging Markets
Class I	MTEIX
Class A	MTEPX
Class L	MTELX
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Total Emerging Markets Portfolio

Objective

The Total Emerging Markets Portfolio (the "Portfolio") seeks to maximize total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.20%	0.20%	0.20%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Acquired Fund Fees and Expenses‡	1.04%	1.04%	1.04%
Other Expenses	8.66%	8.51%	9.02%
Total Annual Portfolio Operating Expenses*	9.90%	10.00%	11.01%
Fee Waiver and/or Expense Reimbursement*	8.55%	8.30%	8.81%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.70%	2.20%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$428	$739	$1,624
Class A†	$689	$1,033	$1,400	$2,428
Class L	$223	$688	$1,180	$2,534

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  The Portfolio will purchase shares of the Underlying Funds (defined herein). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Underlying Funds in which the Portfolio invests. "Acquired Fund Fees and Expenses" in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2013. Actual Acquired Fund fees and expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Underlying Funds and with other events that directly affect the fees and expenses of the Underlying Funds. Since "Acquired Fund Fees and Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I, 1.70% for Class A and 2.20% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The expenses of the Underlying Funds are taken into account when calculating the fee waivers and/or expense reimbursements.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio), except when it buys and sells securities of the Underlying Funds (as defined herein). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most

1

Total Emerging Markets
Portfolio (Cont'd)

recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds" in that it seeks to achieve its investment objective by investing primarily in funds advised by the Portfolio's "Adviser," Morgan Stanley Investment Management Inc., or its affiliates (the "Underlying Funds"). The Portfolio may also invest, to a lesser extent, in individual equity and fixed income securities and exchange-traded funds ("ETFs"). Under normal market conditions, at least 80% of the Portfolio's assets will be allocated among the Underlying Funds and other securities that the Adviser considers to be economically tied to emerging market countries. This policy may be changed without shareholder approval; however you would be notified in writing of any changes.

In allocating the Portfolio's investments, the Adviser utilizes a disciplined asset allocation process based upon fundamental and quantitative analysis. The Adviser utilizes a broad based diversified approach to analyzing global economic indicators as well as proprietary research tools. The Portfolio's allocations are based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. The Adviser considers the results of a quantitative asset allocation model, which incorporates historical return information, investment objectives and strategies of the Underlying Funds and financial and economic factors designed to capture the risks and returns of the Underlying Funds. The results of the model are presented to an investment committee consisting of the portfolio managers of the affiliated Underlying Funds and other investment professionals (the "Investment Committee"), which incorporates its forecasts for emerging market asset classes and other macroeconomic factors. Based on the input of the Investment Committee, the Adviser may adjust the results of the quantitative model to increase or decrease exposure to one or more of the Underlying Funds.

The Adviser has the flexibility to reallocate the Portfolio's assets among any or all of the investment exposures represented by the Underlying Funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time, unless in response to a perceived short-term opportunity or market dislocation. The Investment Committee also monitors the Portfolio for the opportunistic use of derivatives for hedging purposes and to gain additional exposure to emerging market asset classes.

The Portfolio and/or the Underlying Funds may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The direct or indirect fixed income investments of the Portfolio may include fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated but of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." In addition, the Portfolio may invest in convertible securities.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include risks from direct investment and/or indirect exposure through investment in the Underlying Funds. The principal risks of investing in the Portfolio include:

•  Allocation. The Portfolio's ability to achieve its investment objective depends upon the Adviser's ability to select the appropriate mix of Underlying Funds. There is the risk that the Adviser's asset allocation methodology and assumptions regarding the Underlying Funds may be incorrect in light of actual market conditions.

•  Underlying Funds. Because the Portfolio's investments are concentrated in the Underlying Funds, and the Portfolio's performance is directly related to the performance of such Underlying Funds, the ability of the Portfolio to achieve its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives. In addition, by investing in the Underlying Funds indirectly through the Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment advisory fees), but also expenses of the Portfolio.

•  Conflicts of Interest. The Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by certain Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing most of the Underlying Funds.

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Total Emerging Markets
Portfolio (Cont'd)

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities,

3

Total Emerging Markets
Portfolio (Cont'd)

which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Liquidity. Certain Underlying Funds may invest in restricted and illiquid securities which may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Underlying Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Non-Diversification. Because the Portfolio invests substantially in the Underlying Funds, the Portfolio is classified as a non-diversified fund and, generally invests a greater portion of its assets in a more limited number of issuers than a diversified fund and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer (in this case, an Underlying Fund) may cause greater fluctuations in the value of such non-diversified fund.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Year

High Quarter	9/30/13	1.32%
Low Quarter	6/30/13	–7.34%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 5/31/12)
Return before Taxes	–6.00%	6.22%
Return after Taxes on Distributions	–7.61%	4.60%
Return after Taxes on Distributions and Sale of Portfolio Shares	–3.34%	4.12%
Class A† (commenced operations on 5/31/12)
Return before Taxes	–11.08%	2.42%
Class L (commenced operations on 5/31/12)
Return before Taxes	–6.67%	5.41%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[1]	–2.60%	9.25%[3]
Lipper Emerging Markets Funds Index (reflects no deductions for taxes)[2]	–1.29%	10.72%[3]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Total Emerging Markets
Portfolio (Cont'd)

shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Investment Committee manages the Portfolio. Information about the members of the Investment Committee jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	May 2012
Federico L. Kaune	Managing Director	May 2012
Cyril Moullé-Berteaux	Managing Director	May 2012
Sergei Parmenov	Managing Director	May 2012
Paul C. Psaila	Managing Director	May 2012
Jitania Kandhari	Executive Director	May 2012

Purchase and Sale of Portfolio Shares

The Board of Directors approved a Plan of Liquidation with respect to the Portfolio. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 30, 2014. The Portfolio will suspend the offering of its shares to all investors at the close of business on May 28, 2014.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

5

Total Emerging Markets Portfolio

Objective

The Total Emerging Markets Portfolio (the "Portfolio") seeks to maximize total return.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Portfolio is a "fund of funds" in that it seeks to achieve its investment objective by investing primarily in funds advised by the Adviser or its affiliates (the "Underlying Funds"). The Portfolio may also invest, to a lesser extent, in individual equity and fixed income securities and ETFs. Under normal market conditions, at least 80% of the Portfolio's assets will be allocated among the Underlying Funds and other securities that the Adviser considers to be economically tied to emerging market countries. This policy may be changed without shareholder approval; however you would be notified in writing of any changes.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

Process

In allocating the Portfolio's investments, the Adviser utilizes a disciplined asset allocation process based upon fundamental and quantitative analysis. The Adviser utilizes a broad based diversified approach to analyzing global economic indicators as well as proprietary research tools. The Portfolio's allocations are based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. The Adviser's model incorporates historical return information, investment objectives and strategies of the Underlying Funds and financial and economic factors designed to capture the risks and returns of the

Underlying Funds. The results of the model are presented to the Investment Committee which incorporates its forecasts for each asset class and other macroeconomic factors. Based on the input of the Investment Committee, the Adviser may adjust the results of the quantitative model to increase or decrease exposure to one or more of the Underlying Funds. The Adviser has the flexibility to reallocate the Portfolio's assets among any or all of the investment exposures represented by the Underlying Funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time, unless in response to a perceived short-term opportunity or market dislocation. The Investment Committee also monitors the Portfolio for the opportunistic use of derivatives for hedging purposes and to gain additional exposure to emerging market asset classes.

The Portfolio and/or the Underlying Funds may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The direct or indirect fixed income investments of the Portfolio may include fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investor's Service, Inc. or below BBB by Standard & Poors Rating Group, a division of The McGraw-Hill Companies, Inc., or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. In addition, the Portfolio may invest in convertible securities.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The table below includes the investment strategies for the Underlying Funds in which the Portfolio currently intends to invest. From time to time the Adviser may

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Total Emerging Markets Portfolio (Cont'd)

select new or different Underlying Funds other than those listed below without prior approval of or prior notice to shareholders.

Fund Name	Investment Strategy
Morgan Stanley Institutional Fund, Inc. – Emerging Markets Domestic Debt Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency.
Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in equity securities of issuers located in emerging market countries.
Morgan Stanley Institutional Fund, Inc. – Emerging Markets External Debt Portfolio (Class I)	Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries.

The Adviser intends to invest a minimum of 25% and a maximum of 75% of the Portfolio's assets in Underlying Funds whose primary exposure is to emerging market equity securities and a minimum of 25% and a maximum of 75% of the Portfolio's assets in Underlying Funds whose primary exposure is to emerging market fixed income securities. These allocation targets are subject to change based upon the determination of the Adviser in accordance with the Portfolio's investment strategy. The particular Underlying Funds in which the Portfolio may invest and the extent of investment in an Underlying Fund may be changed from time to time without notice to shareholders. More information about the Underlying Funds held by the Portfolio may be found in the Fund's annual and semiannual reports to shareholders, when available. In addition, the complete Underlying Fund holdings of the Portfolio are posted on a quarterly basis on the Portfolio's Internet site. To obtain more information about the Portfolio's Underlying Fund holdings, call your Morgan Stanley Financial Advisor or visit our Internet site at www.morganstanley.com/im.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The principal risks of investing in the Portfolio include risks from direct investment and/or indirect exposure through investment in the Underlying Funds. Accordingly, unless stated otherwise, any reference in this section only to the "Portfolio" includes the Portfolio and/or the Underlying Funds.

The Portfolio's ability to achieve its investment objective depends upon the Adviser's ability to select the appropriate mix of Underlying Funds. There is the risk that the Adviser's asset allocation methodology and assumptions regarding the Underlying Funds may be incorrect in light of actual market conditions. Neither the Portfolio nor the Adviser can assure that a recommended asset allocation will be the appropriate allocation in all circumstances.

Because the Portfolio's investments are concentrated in the Underlying Funds, and the Portfolio's performance is directly related to the performance of such Underlying Funds held by it, the ability of the Portfolio to achieve its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives. The value of each Underlying Fund's investments, and the NAVs of the shares of the Portfolio and the

Underlying Funds, will fluctuate in response to various market, political and economic factors, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund, which will vary.

The Portfolio invests in shares of the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Portfolio, a shareholder will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment advisory fees), but also expenses of the Portfolio.

In managing the Portfolio, the Adviser will have the authority to select and substitute Underlying Funds. The Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by certain Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing most of the Underlying Funds.

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Total Emerging Markets Portfolio (Cont'd)

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of the equity and fixed income securities of issuers in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Total Emerging Markets Portfolio (Cont'd)

other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value. A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Because the Portfolio invests substantially in the Underlying Funds, the Portfolio is classified as a non-diversified fund. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer (in this case, an Underlying Fund) may cause greater fluctuations in the value of such non-diversified funds' shares (in this case, the Portfolio). The Portfolio is not limited in the amount it may invest in any one Underlying Fund. In addition, certain of the Underlying Funds are non-diversified themselves, which means that a decline in the value of such Underlying Funds' investments would cause the value of those Underlying Funds (and thus the Portfolio) to decline to a greater degree than if such Underlying Funds were diversified.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

9

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio and/or Underlying Funds may make and related risk factors. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Investing

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a substantial portion of the Portfolio's securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment
Strategies and Risks

country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may

11

further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Emerging Market Securities

The Portfolio invests in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Portfolio's investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families' basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

Foreign Currency

The Portfolio's investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Investment Company Securities

Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and ETFs. The Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment
Strategies and Related Risks

SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company. Further, certain of the ETFs in which the Portfolio may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Short Sales

Certain Underlying Funds may sell securities short. In a short sale transaction, the Underlying Fund sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Underlying Fund may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale. The Underlying Fund may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities. In addition, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty

13

closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investment Discretion

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Underlying Funds

Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio

Investment Objective. The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The investment approach of Morgan Stanley Investment Management Inc., the adviser to the Underlying Fund, and Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, the Underlying Fund's sub-advisers (together, the "advisers"), combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Principal Investment Strategies. The global strategists for the Underlying Fund's advisers analyze the global economic environment, particularly its impact on emerging markets, and allocate the Underlying Fund's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Underlying Fund's advisers invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seek to identify companies with strong earnings growth prospects. To manage risk, the Underlying Fund's advisers emphasize thorough macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in equity securities of issuers located in emerging market countries.

Risks. The Emerging Markets Portfolio is subject to the risks associated with its investments in equity securities of issuers in emerging markets, foreign securities, restricted and illiquid securities and derivatives. A description of these risks is set forth in the sections of this Prospectus entitled "Details of the Portfolio—Risks" and "Additional Information About the Portfolio's Investment Strategies and Related Risks."

Morgan Stanley Institutional Fund, Inc.—Emerging Markets Domestic Debt Portfolio

Investment Objective. The Emerging Markets Domestic Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Principal Investment Strategies. Using macroeconomic and fundamental analysis, Morgan Stanley Investment Management Inc., the adviser to the Underlying Fund, seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country. The Adviser implements a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser analyzes a country's political, economic and social environment. The Adviser focuses on change at the margin rather than taking static snapshots of economic variables and seeks to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser analyzes economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Underlying Fund's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Underlying Fund's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Underlying Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.

Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency. Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Underlying Fund's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

Risks. The Emerging Markets Domestic Debt Portfolio is subject to the risks associated with its investments in fixed income securities, including high yield and unrated fixed income securities, foreign and emerging market securities, restricted and illiquid securities, its status as a non-diversified fund and its ability to borrow for investment purposes. A description of these risks is set forth in the sections of this Prospectus entitled "Details of the Portfolio—Risks" and "Additional Information About the Portfolio's Investment Strategies and Related Risks."

Morgan Stanley Institutional Fund, Inc.—Emerging Markets External Debt Portfolio

Investment Objective. The Emerging Markets External Debt Portfolio seeks high total return.

15

Underlying Funds (Cont'd)

Principal Investment Strategies. Using macroeconomic and fundamental analysis, Morgan Stanley Investment Management Inc., the adviser to the Underlying Fund, seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country. The Adviser implements a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser analyzes a country's political, economic and social environment. The Adviser focuses on change at the margin rather than taking static snapshots of economic variables and seeks to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser analyzes economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Underlying Fund's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Underlying Fund's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Underlying Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.

Under normal circumstances, at least 80% of the Underlying Fund's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries. Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Underlying Fund's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

Risks. The Emerging Markets External Debt Portfolio is subject to the risks associated with its investments in fixed income securities, including high yield and unrated fixed income securities, foreign and emerging market securities, sovereign debt, restricted and illiquid securities, its status as a non-diversified fund and its ability to borrow for investment purposes. A description of these risks is set forth in the sections of this Prospectus entitled "Details of the Portfolio—Risks" and "Additional Information About the Portfolio's Investment Strategies and Related Risks."

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in the Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received a fee for advisory services (net of fee waivers and/or affiliated rebates, if applicable) in an amount equal to 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.35% for Class I, 1.70% for Class A and 2.20% for Class L. In determining the actual amount of

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Advisory Fees (Cont'd)

fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Management

The Portfolio is managed by the Investment Committee. The Investment Committee consists of portfolio managers of the Underlying Funds and other investment professionals of the Adviser. Current members of the Investment Committee jointly and primarily responsible for the day-to-day management of the Portfolio are Eric J. Baurmeister, Federico L. Kaune, Cyril Moullé-Berteaux, Sergei Parmenov, Paul C. Psaila and Jitania Kandhari.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002.

Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio manager of Traxis Partners LP from March 2003 to July 2011. Mr. Parmenov has been associated with the Adviser in an investment management capacity since August 2011. In addition, Mr. Parmenov has been associated with Lyncean Capital Management in an investment management capacity since January 2009. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Ms. Kandhari has been associated with the Adviser in an investment management capacity since 2006. Messrs. Moullé-Berteaux and Parmenov lead the Investment Committee.

Additional Information

The Portfolio's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

17

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of the Portfolio. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

The Board of Directors approved a Plan of Liquidation with respect to the Portfolio. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 30, 2014. The Portfolio will suspend the offering of its shares to all investors at the close of business on May 28, 2014.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"); (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the

Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of the Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolio. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of the Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of the Portfolio (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of the Portfolio's shares. For more information, please see the Portfolio's SAI.

About Net Asset Value

The NAV per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolio at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of the Portfolio on each day that the Portfolio is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of the Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of the Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase

19

Shareholder Information (Cont'd)

additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

How To Purchase Class A Shares

Class A shares of the Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of

Class A shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares in additional Class A shares of the Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of the Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of the Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other

Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Portfolio.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional

21

Shareholder Information (Cont'd)

purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of the Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are gen-

uine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of the Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Redemption Fees

Class I, Class A and Class L shares of the Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class A and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any class of the Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee.

Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of the Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

23

Shareholder Information (Cont'd)

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from the Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Portfolio of investment income and short-term capital gains.

Due to recent legislation, a Portfolio (or its administrative agent) is required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, a Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolio may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolio with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
International Advantage Portfolio

International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

25

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of the Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolio are based on the average net assets of the Portfolio for the period listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference in the Portfolio's SAI. The Annual Report to Shareholders and the Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Total Emerging Markets Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.47	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.15
Net Realized and Unrealized Gain (Loss)	(0.92)	1.55
Total from Investment Operations	(0.69)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.16)
Net Realized Gain	(0.12)	(0.07)
Total Distributions	(0.44)	(0.23)
Net Asset Value, End of Period	$10.34	$11.47
Total Return++	(6.00)%	17.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,758	$1,948
Ratio of Expenses to Average Net Assets (1)	0.31%+‡	0.30	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	2.10%+‡	2.32	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§*
Portfolio Turnover Rate	22%	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.86%	10.92	%††*
Net Investment Loss to Average Net Assets	(6.45)%	(8.30	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	1.35%	1.06%
December 31, 2012	1.35	1.27

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Total Emerging Markets Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.13
Net Realized and Unrealized Gain (Loss)	(1.02)		1.55
Total from Investment Operations	(0.71)		1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.15)
Net Realized Gain	(0.12)		(0.07)
Total Distributions	(0.41)		(0.22)
Net Asset Value, End of Period	$10.34		$11.46
Total Return++	(6.19)%		16.81	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$207		$115
Ratio of Expenses to Average Net Assets (1)	0.60	%+‡^^	0.55	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	2.80	%+‡	2.07	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§††*
Portfolio Turnover Rate	22%		12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.96%		11.17	%††*
Net Investment Loss to Average Net Assets	(5.56)%		(8.55	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	1.64%	1.76%
December 31, 2012	1.60	1.02

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

*  Annualized.

#  Not Annualized.

27

Total Emerging Markets Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from May 31, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$11.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.10
Net Realized and Unrealized Gain (Loss)	(0.91)		1.54
Total from Investment Operations	(0.77)		1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.11)
Net Realized Gain	(0.12)		(0.07)
Total Distributions	(0.35)		(0.18)
Net Asset Value, End of Period	$10.34		$11.46
Total Return++	(6.67)%		16.49	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122		$115
Ratio of Expenses to Average Net Assets (1)	1.09	%+‡^^	1.05	%+‡††*
Ratio of Net Investment Income to Average Net Assets (1)	1.31	%+‡	1.57	%+‡††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%††§*
Portfolio Turnover Rate	22%		12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.97%		11.67	%††*
Net Investment Loss to Average Net Assets	(7.57)%		(9.05	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

‡  Expenses do not include the expenses of the Underlying Funds. If expenses of the Underlying Funds were included, the net expense ratio and net investment income ratio, after the waivers and/or reimbursements would be as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
December 31, 2013	2.13%	0.27%
December 31, 2012	2.10	0.52

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

28

Additional Information

Morgan Stanley Institutional Fund, Inc. Prospectus

Where to Find
Additional Information

In addition to this Prospectus, the Portfolio has a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolio publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports)

can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFITEMPRO 4/14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Multi-Asset
Class I	MMPIX
Class A	MMPPX
Class L	MMPLX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Multi-Asset Portfolio

Objective

The Multi-Asset Portfolio (the "Portfolio") seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in the section of this Prospectus entitled "Shareholder Information—How To Purchase Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A†	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Acquired Fund Fees and Expenses‡	0.02%	0.02%	0.02%
Other Expenses	1.12%	1.14%	1.13%
Total Annual Portfolio Operating Expenses*	1.99%	2.26%	2.75%
Fee Waiver and/or Expense Reimbursement*	0.87%	0.79%	0.78%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.12%	1.47%	1.97%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$114	$357	$619	$1,367
Class A†	$667	$965	$1,286	$2,190
Class L	$200	$618	$1,062	$2,296

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. "Acquired Fund Fees and Expenses" in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2013. Actual Acquired Fund Fees and Expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since "Acquired Fund Fees and Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

*  The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A and 1.95% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 223% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Portfolio's investment objective by emphasizing positive absolute return while actively controlling downside portfolio risk. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Adviser may implement these positions either directly by

1

Multi-Asset Portfolio (Cont'd)

purchasing securities or (specifically in the case of short positions) through the use of derivatives.

The Adviser's top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. The Portfolio's allocations are the result of directional views of the markets or individual asset classes taken by the Adviser based on the results of its fundamental and quantitative research. The Portfolio's investments may be U.S. and non-U.S. dollar denominated.

The Portfolio may invest in real estate investment trusts ("REITs") and similar entities established outside the United States ("foreign real estate companies"). In addition, the Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may invest in asset-backed securities. The Portfolio may also invest in privately placed and restricted securities. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Portfolio may also invest in other investment companies, including exchange-traded funds ("ETFs").

The Portfolio will use derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the Portfolio may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price.

•  High Yield Securities ("Junk Bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Multi-Asset Portfolio (Cont'd)

considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Portfolio's turnover rate to appear higher. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged.

•  REITs and Foreign Real Estate Companies. Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

3

Multi-Asset Portfolio (Cont'd)

•  Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•  U.S. Government Securities. The U.S. government securities in which the Portfolio invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  ETFs. Shares of exchange-traded funds ("ETFs") have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses while continuing to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders will, in effect, be absorbing duplicate levels of fees. Further, certain of the ETFs in which the Portfolio may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of broad measures of market performance and a customized index, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Multi-Asset Portfolio (Cont'd)

table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/13	8.61%
Low Quarter	9/30/13	1.03%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I (commenced operations on 6/22/12)
Return before Taxes	18.24%	14.89%
Return after Taxes on Distributions	16.36%	13.31%
Return after Taxes on Distributions and Sale of Portfolio Shares	10.53%	10.81%
Class A† (commenced operations on 6/22/12)
Return before Taxes	11.68%	10.63%
Class L (commenced operations on 6/22/12)
Return before Taxes	17.23%	13.97%
Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index (reflects no deduction for fees, expenses or taxes)[1]	0.10%	0.10%[5]
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[2]	22.80%	23.70%[5]
The Customized MSIM Global Allocation Index (reflects no deduction for fees, expenses or taxes)[3]	11.91%	14.01%[5]
Lipper Global Flexible Portfolio Funds Index (reflects no deductions for taxes)[4]	13.34%	14.92%[5]

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

1  The Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. It is not possible to invest directly in an index. The primary benchmark was changed from MSCI All Country

World Index to The Bank of America Merrill Lynch US Dollar 1-Month LIBID Average Index in August 2013.

2  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

3  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Capital Global Aggregate Bond Index (benchmark that provides a broad based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% Bank of America/Merrill Lynch US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). It is not possible to invest directly in an index.

4  The Lipper Global Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds classification. There are currently 30 funds represented in this Index.

5  Since Inception reflects the inception date of the Portfolio.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Mark A. Bavoso	Managing Director	June 2012
Cyril Moullé-Berteaux	Managing Director	June 2012
Sergei Parmenov	Managing Director	June 2012

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of

5

Multi-Asset Portfolio (Cont'd)

Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Shares—Class I and Class L Shares."

Class A shares of the Portfolio may be purchased or sold by contacting your Financial Intermediary. For more information, please refer to the sections of this

Prospectus entitled "Shareholder Information—How To Purchase Class A Shares" and "—How To Redeem Shares—Class A Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Multi-Asset Portfolio

Objective

The Multi-Asset Portfolio (the "Portfolio") seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by emphasizing positive absolute return while actively controlling downside portfolio risk. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Adviser may implement these positions either directly by purchasing securities or (specifically in the case of short positions) through the use of derivatives.

Process

The Adviser's top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. The Portfolio's allocations are the result of directional views of the markets or individual asset classes taken by the Adviser based on the results of its fundamental and quantitative research. Investment decisions are made without regard to any particular allocation as to geographic location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio's investments may be U.S. and non-U.S. dollar denominated. In determining whether to exit a position or sell a security, the Adviser considers a number of factors, including changes in capital appreciation or income potential, or the overall assessment of asset class, sector, region, country and currency selection shifts.

The Portfolio may invest in REITs and foreign real estate companies. In addition, the Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's or below BBB by S&P, or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may invest in asset-backed securities. The Portfolio may also invest in privately placed and restricted securities. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Portfolio may also invest in other investment companies, including ETFs.

The Portfolio will use derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the Portfolio may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity and equity related securities, fixed income securities, currencies and commodities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

7

Multi-Asset Portfolio (Cont'd)

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-U.S. Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities. Rates of prepayments, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, mortgage-backed securities may cause the portfolio turnover rate to appear higher.

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and similar non-U.S. entities generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies require specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and similar non-U.S. entities may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. Foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Portfolio invests in REITs and foreign real estate companies.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Multi-Asset Portfolio (Cont'd)

country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Asset-backed securities involve the risk that various federal and state laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

The U.S. government securities in which the Portfolio invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Multi-Asset Portfolio (Cont'd)

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Portfolio may invest are leveraged. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Portfolio's securities are not denominated.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment
Strategies and Related Risks

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, REITs, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly-traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), floating rate securities, inflation-linked fixed income securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Investing

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a substantial portion of the Portfolio's

11

securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment
Strategies and Related Risks

the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio's investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S.

dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled

13

through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment
Strategies and Related Risks

illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Currency Derivatives. Investments in currency derivatives may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser expects. In addition, investments in currency derivatives, to the extent that they reduce the Portfolio's exposure to currency risks, may also reduce the Portfolio's ability to benefit from favorable changes in currency exchange rates. The Portfolio is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Portfolio shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Portfolio agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Portfolio would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Portfolio has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Portfolio's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Portfolio's holdings, further increases the Portfolio's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Portfolio or that they will be, or can be, used at appropriate times.

Commodities

The Portfolio may invest in instruments linked to the prices of physical commodities, including commodity-linked notes. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

The low margin or premiums normally required in commodity futures trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. Commodity futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.

Investment Discretion

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

15

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in the Portfolio's Semi-Annual Report to Shareholders for the period ending June 30, 2013.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received a fee for advisory services (net of fee waivers and/or affiliated rebates, if applicable) in an amount equal to 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.10% for Class I, 1.45% for Class A and 1.95% for Class L. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from total annual operating expenses Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Management

The Portfolio is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso, Cyril Moullé-Berteaux and Sergei Parmenov.

Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio manager of Traxis Partners LP from March 2003 to July 2011. Mr. Parmenov has been associated with the Adviser in an investment management capacity since August 2011. In addition, Mr. Parmenov has been associated with Lyncean Capital Management in an investment management capacity since January 2009.

Members of the team collaborate to manage the assets of the Portfolio.

Additional Information

The Portfolio's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

This Prospectus offers Class I, Class A and Class L shares of the Portfolio. Neither Class I nor Class L shares are subject to a sales charge, and Class I shares are not subject to a distribution and/or shareholder service (12b-1) fee. Class I shares generally require investments in minimum amounts that are substantially higher than Class A and Class L shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. The minimum initial investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Portfolio shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class A shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class A and Class L shares of the

Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolio. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of the Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of the Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, the Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class L shares. Such fees relate solely to the Class A and Class L shares and will reduce the net investment income and total return of the Class A and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain authorized third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary") in connection with the sale, distribution, marketing and retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of the Portfolio's shares. For more information, please see the Portfolio's SAI.

About Net Asset Value

The NAV per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures

17

Shareholder Information (Cont'd)

established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class A and Class L shares of the Portfolio at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I and Class L Shares

You may purchase Class I and Class L shares of the Portfolio on each day that the Portfolio is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class I and Class L shares of the Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in Class I and Class L shares of the Portfolio. Investors purchasing or selling Class I and Class L shares through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class I or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase Class I and Class L shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class I and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I and Class L shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I and Class L shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class I and Class L shares by wire by following the instructions under "Initial Purchase by Wire."

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

How To Purchase Class A Shares

Class A shares of the Portfolio may be purchased by contacting your Financial Intermediary who will assist you with the procedures to invest in Class A shares. Your Financial Intermediary, including Morgan Stanley Wealth Management, may charge transaction-based or other fees in connection with the purchase or sale of Class A shares. Please consult your Financial

Intermediary for more information regarding any such fees and for purchase instructions.

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Roth IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares in additional Class A shares of the Portfolio.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other

19

Shareholder Information (Cont'd)

Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of the Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of the Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class A shares for your account at any time by contacting your Financial Intermediary.

General

Class I, Class A and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Portfolio.

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

Class I and Class L Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class I and Class L shares of the Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I and Class L shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class I and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem Class I and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Class A Shares

You may redeem Class A shares of the Portfolio by contacting your Financial Intermediary. The value of Class A shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class A shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I, Class A or Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

21

Shareholder Information (Cont'd)

Exchange Privilege

You may exchange shares of any class of the Portfolio for the same class of shares of other portfolios of the Fund and portfolios of Morgan Stanley Institutional Fund Trust ("MSIFT"), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Portfolio for the same class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund" and, together with the Fund and MSIFT, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any class of the Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. With respect to exchanges of Class I and Class L shares, you may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

(referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I and Class L Shares," "Shareholder Information—How To Purchase Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from the Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by the Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

23

Shareholder Information (Cont'd)

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolio (or its administrative agent) is required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolio may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolio with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio*
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio
Emerging Markets External Debt Portfolio

Asset Allocation

Multi-Asset Portfolio
Total Emerging Markets Portfolio

  *  Class A and Class L shares of the Small Company Growth Portfolio are currently closed to new investors. Effective May 30, 2014, Class I shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions. Class I, Class A and Class L shares of the Global Franchise Portfolio are currently closed to new investors, with certain exceptions. Class H shares of the International Real Estate Portfolio are currently closed to all investors.

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A and Class L shares of the Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolio are based on the average net assets of the Portfolio for the period listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference in the Portfolio's SAI. The Annual Report to Shareholders and the Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Multi-Asset Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2013	Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.02)
Net Realized and Unrealized Gain	1.84	0.47
Total from Investment Operations	1.87	0.45
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)	(0.15)
Net Asset Value, End of Period	$11.68	$10.30
Total Return++	18.24%	4.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,463	$20,496
Ratio of Expenses to Average Net Assets (1)	1.03%+	1.01	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.25%+	(0.30	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%	0.09	%††*
Portfolio Turnover Rate	223%	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.96%	2.41	%††*
Net Investment Loss to Average Net Assets	(0.69)%	(1.70	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

25

Multi-Asset Portfolio

	Class A@
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.03)
Net Realized and Unrealized Gain	1.82		0.47
Total from Investment Operations	1.83		0.44
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)		(0.15)
Net Asset Value, End of Period	$11.63		$10.29
Total Return++	17.86%		4.43	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,437		$103
Ratio of Expenses to Average Net Assets (1)	1.30	%+^^	1.26	%+††*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	(0.55	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.09	%††*
Portfolio Turnover Rate	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.24%		2.66	%††*
Net Investment Loss to Average Net Assets	(0.87)%		(1.95	)%††*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charge, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Multi-Asset Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2013		Period from June 22, 2012^ to December 31, 2012
Net Asset Value, Beginning of Period	$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.06)
Net Realized and Unrealized Gain	1.81		0.47
Total from Investment Operations	1.76		0.41
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)		(0.15)
Net Asset Value, End of Period	$11.53		$10.26
Total Return++	17.23%		4.13	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,513		$337
Ratio of Expenses to Average Net Assets (1)	1.79	%+^^	1.76	%+††*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.46	)%+	(1.05	)%+††*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.09	%††*
Portfolio Turnover Rate	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.73%		3.16	%††*
Net Investment Loss to Average Net Assets	(1.40)%		(2.45	)%††*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

27

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolio has a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolio publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

IFIMULASSTPRO 4/14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios

Emerging Markets Portfolio

Global Opportunity Portfolio

Global Quality Portfolio

Global Real Estate Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

Select Global Infrastructure Portfolio

U.S. Equity Portfolios

Advantage Portfolio

Growth Portfolio

Opportunity Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Fixed Income Portfolios

Emerging Markets Domestic Debt Portfolio

Emerging Markets External Debt Portfolio

Prospectus

April 30, 2014

Portfolio	Ticker Symbol
Global and International Equity	Class IS
Emerging Markets	MMMPX
Global Opportunity	MGTSX
Global Quality	MGQSX
Global Real Estate	MGREX
International Equity	MIQPX
International Opportunity	MNOPX
International Real Estate	MIREX
Select Global Infrastructure	MSGPX
U.S. Equity	Class IS
Advantage	MADSX
Growth	MGRPX
Opportunity	MOPSX
Small Company Growth	MFLLX
U.S. Real Estate	MURSX
Fixed Income	Class IS
Emerging Markets Domestic Debt	MEMDX
Emerging Markets External Debt	MRDPX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Advantage Portfolio

Objective

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	6.56%
Total Annual Portfolio Operating Expenses*	7.31%
Fee Waiver and/or Expense Reimbursement*	6.30%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.01%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example below assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$103	$322

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.01% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged from between $737.7 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities. The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market

Advantage Portfolio (Cont'd)

risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Equity Trust II, on behalf of the Van Kampen Core Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Advantage Reorganization"). Pursuant to the Advantage Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio (Class I Class L shares are not offered in this Prospectus). As a result of the Advantage Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Advantage Reorganization, the historical performance of the Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	9/30/09	21.12%
Low Quarter	9/30/11	–9.27%

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Advantage Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I* (commenced operations on 6/30/08)
Return before Taxes	37.11%	24.71%	12.11%
Return after Taxes on Distributions	35.89%	24.20%	11.56%
Return after Taxes on Distributions and Sale of Portfolio Shares	21.72%	20.48%	9.66%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	33.48%	20.39%	10.26%[3]
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	35.41%	19.43%	8.77%[3]

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for the periods prior to May 21, 2010. Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Dennis P. Lynch	Managing Director	May 2010
David S. Cohen	Managing Director	May 2010
Sam G. Chainani	Managing Director	May 2010
Alexander T. Norton	Executive Director	May 2010
Jason C. Yeung	Managing Director	May 2010
Armistead B. Nash	Managing Director	May 2010

*  Messrs. Lynch, Cohen, Chainani, Norton, Yeung and Nash served as portfolio managers of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Emerging Markets Portfolio

Objective

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	1.21%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.44%
Total Annual Portfolio Operating Expenses*	6.65%
Fee Waiver and/or Expense Reimbursement*	5.47%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.18%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$120	$375

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.18% for Class IS. The fee waivers and/or expense reimbursement will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited"), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.

The Adviser's and Sub-Advisers' investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Advisers allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Advisers emphasize macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Adviser and/or Sub-Advisers generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Portfolio (Cont'd)

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Emerging Markets Portfolio (Cont'd)

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	35.03%
Low Quarter	12/31/08	–29.79%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 9/25/92)
Return before Taxes	–0.80%	14.34%	10.76%
Return after Taxes on Distributions	–1.62%	14.13%	9.88%
Return after Taxes on Distributions and Sale of Portfolio Shares	0.53%	11.81%	9.40%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[1]	–2.60%	14.79%	11.17%
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[2]	–1.29%	15.17%	10.65%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices.

The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Gaite Ali	Managing Director of the Adviser	April 2013
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
Ana Cristina Piedrahita	Executive Director of MSIM Limited	January 2002
Munib Madni	Managing Director of MSIM Company	May 2012
Samuel Rhee	Managing Director of MSIM Company	May 2012

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Portfolio (Cont'd)

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Emerging Markets Domestic Debt Portfolio

Objective

The Emerging Markets Domestic Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	6.19%
Total Annual Portfolio Operating Expenses*	6.94%
Fee Waiver and/or Expense Reimbursement*	6.12%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.82%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$84	$262

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may also invest in restricted and illiquid securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Domestic Debt
Portfolio (Cont'd)

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price.

•  High Yield Securities ("Junk Bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make

Emerging Markets Domestic Debt
Portfolio (Cont'd)

payments or otherwise comply with the terms of the contract.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Leverage. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an average that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	14.49%
Low Quarter	9/30/11	–10.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 2/1/94)
Return before Taxes	–12.54%	7.00%	6.12%
Return after Taxes on Distributions	–13.80%	5.09%	4.03%
Return after Taxes on Distributions and Sale of Portfolio Shares	–7.05%	4.86%	4.08%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index (reflects no deduction for fees, expenses or taxes)[1]	–8.98%	8.06%	7.33%
Lipper Emerging Markets Local Currency Debt Funds Average (reflects no deduction for taxes)[2]	–9.05%	8.08%	5.99%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets Domestic Debt
Portfolio (Cont'd)

extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance of U.S. dollar-denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Local Currency Debt Funds Average tracks the performance of all funds in the Lipper Emerging Markets Local Currency Debt Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	April 2002
Federico L. Kaune	Managing Director	April 2003

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Emerging Markets External Debt Portfolio

Objective

The Emerging Markets External Debt Portfolio (the "Portfolio") seeks high total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	6.95%
Total Annual Portfolio Operating Expenses*	7.70%
Fee Waiver and/or Expense Reimbursement*	6.88%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.82%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$84	$262

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

The Portfolio may also invest in convertible securities. The Portfolio may also invest in restricted and illiquid securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets External Debt
Portfolio (Cont'd)

instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Fixed Income Securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. The Portfolio is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies this risk, because lower quality fixed income securities are more volatile in price. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  High Yield Securities ("Junk Bonds"). The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts

Emerging Markets External Debt
Portfolio (Cont'd)

and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Sovereign Debt Securities. Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Leverage. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Year (Class I)*

High Quarter	12/31/13	0.56%
Low Quarter	6/30/13	–7.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I* (commenced operations on 5/24/12)
Return before Taxes	–8.79%	2.92%
Return after Taxes on Distributions	–11.68%	0.16%
Return after Taxes on Distributions and Sale of Fund Shares	–4.94%	1.15%
Class IS* (commenced operations on 9/13/13)
Return Before Taxes	N/A	N/A
J.P. Morgan Emerging Markets Bond Global Index (reflects no deductions for fees, expenses or taxes)[1]	–6.58%	4.00%[3]
Lipper Emerging Markets Hard Currency Debt Funds Index (reflects no deductions for taxes)[2]	–5.26%	4.92%[3]

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Emerging Markets External Debt
Portfolio (Cont'd)

*  Class I shares are not offered in the Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The J.P. Morgan Emerging Markets Bond Global (EMBG) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	May 2012
Federico L. Kaune	Managing Director	May 2012

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	7.54%
Total Annual Portfolio Operating Expenses*	8.44%
Fee Waiver and/or Expense Reimbursement*	7.26%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.18%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$120	$375

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.18% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Opportunity Portfolio (Cont'd)

reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the

Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Portfolio, and Van Kampen Equity Trust, on behalf of the Van Kampen Global Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Global Opportunity Reorganization"). Pursuant to the Global Opportunity Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. (Class I and Class L shares are not offered in this Prospectus). As a result of the Global Opportunity Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Global Opportunity Reorganization, the historical performance of the Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	33.86%
Low Quarter	9/30/11	–17.97%

Global Opportunity Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I* (commenced operations on 5/30/08)
Return before Taxes	40.12%	27.43%	10.00%
Return after Taxes on Distributions	36.66%	26.31%	9.14%
Return after Taxes on Distributions and Sale of Portfolio Shares	25.05%	22.77%	7.93%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses or taxes)[1]	22.80%	14.92%	3.18%[3]
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	25.75%	16.77%	4.37%[3]

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010. Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Quality Portfolio

Objective

The Global Quality Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

The Portfolio does not charge any sales load or other fees when you purchase or sell Class IS shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class IS
Advisory Fee	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses‡	8.77%
Total Annual Portfolio Operating Expenses*	9.57%
Fee Waiver and/or Expense Reimbursement*	8.42%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$117	$365

‡  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect

Portfolio performance. During the period August 30, 2013 (commencement of operations) through December 31, 2013, the Portfolio's portfolio turnover rate was 8% of the average value of its Portfolio.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

The Sub-Advisers believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors

Global Quality Portfolio (Cont'd)

unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in a convertible security, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Quality Portfolio (Cont'd)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Marcus Watson	Vice President of MSIM Limited	August 2013
Christian Derold	Managing Director of MSIM Company	August 2013
Peter J. Wright*	Managing Director of MSIM Company	August 2013

*  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management ("MSIM").

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	0.12%
Total Annual Portfolio Operating Expenses	0.97%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$99	$309

†  Other expenses have been estimated for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the United States ("foreign real estate companies"). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.

The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio (Cont'd)

•  REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	39.91%
Low Quarter	12/31/08	–30.11%

Global Real Estate Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I* (commenced operations on 8/30/06)
Return before Taxes	3.55%	15.61%	2.82%
Return after Taxes on Distributions	2.73%	14.67%	1.93%
Return after Taxes on Distributions and Sale of Portfolio Shares	2.09%	12.28%	1.91%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to US Investors (reflects no deduction for fees, expenses or taxes)[1]	4.21%	15.70%	2.20%[4]
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	26.68%	15.02%	4.97%[4]
Lipper Global Real Estate Funds Average (reflects no deduction for taxes)[3]	3.24%	14.37%	1.84%[4]

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to US Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). It is not possible to invest directly in an index.

2  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

3  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification.

4  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director of the Adviser	August 2006
Bill Grant	Managing Director of the Adviser	April 2014
Michiel te Paske	Managing Director of MSIM Limited	August 2006
Sven van Kemenade	Managing Director of MSIM Limited	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio (Cont'd)

the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Growth Portfolio

Objective

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.10%
Total Annual Portfolio Operating Expenses*	5.60%
Fee Waiver and/or Expense Reimbursement*	4.93%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.67%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$68	$221

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.67% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Growth Reorganization (as defined in the section of this Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Following the two year period from the date of the Growth Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.73% for Class IS. This fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged between $737.7 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (Cont'd)

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Growth Portfolio (Cont'd)

Annual Total Returns—Calendar Years (Class I)*

High Quarter	3/31/12	21.40%
Low Quarter	12/31/08	–30.45%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 4/2/91)
Return before Taxes	48.60%	27.31%	10.15%
Return after Taxes on Distributions	46.96%	27.00%	9.98%
Return after Taxes on Distributions and Sale of Portfolio Shares	28.67%	22.72%	8.38%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	33.48%	20.39%	7.83%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	35.41%	19.43%	7.08%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004
David S. Cohen	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from Morgan Stanley Institutional Fund, Inc. (the "Fund") by mail

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (Cont'd)

(c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

International Equity Portfolio

Objective

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	0.11%
Total Annual Portfolio Operating Expenses	0.91%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$93	$290

†  Other expenses have been estimated for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Sub-Advisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The Sub-Advisers focus on developed markets, but they may invest in emerging markets.

The Sub-Advisers select issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. In assessing investment opportunities, the Sub-Advisers focus on companies with dominant market positions and resiliency. The Sub-Advisers consider value criteria with an emphasis on cash flow-based metrics and seek to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Equity Portfolio (Cont'd)

companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	18.41%
Low Quarter	9/30/11	–17.04%

International Equity Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 8/24/89)
Return before Taxes	20.39%	11.39%	7.02%
Return after Taxes on Distributions	19.98%	11.05%	5.76%
Return after Taxes on Distributions and Sale of Portfolio Shares	11.99%	9.19%	5.90%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[1]	22.78%	12.44%	6.91%
Lipper International Large-Cap Core Funds Index (reflects no deduction for taxes)[2]	20.67%	11.74%	6.37%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from

Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	May 1999
Bruno Paulson	Managing Director of MSIM Limited	June 2009
Vladimir A. Demine	Executive Director of MSIM Limited	June 2009
Marcus Watson	Vice President of MSIM Limited	January 2013
Christian Derold	Managing Director of MSIM Company	January 2006
Peter J. Wright*	Managing Director of MSIM Company	May 1999

*  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management ("MSIM").

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Equity Portfolio (Cont'd)

for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	8.71%
Total Annual Portfolio Operating Expenses*	9.61%
Fee Waiver and/or Expense Reimbursement*	8.52%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.09%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$111	$347

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.09% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalization within the range of companies included in the Morgan Stanley Capital International ("MSCI") All Country World Ex-United States Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the United States to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio (Cont'd)

value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  ETFs. Shares of exchange-traded funds ("ETFs") have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their net asset value ("NAV") because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses while continuing to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders will, in effect, be absorbing duplicate levels of fees.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

International Opportunity Portfolio (Cont'd)

Annual Total Returns—Calendar Years (Class I)*

High Quarter	9/30/13	14.44%
Low Quarter	9/30/11	–21.90%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I* (commenced operations on 3/31/10)
Return before Taxes	26.47%	11.51%
Return after Taxes on Distributions	25.65%	11.02%
Return after Taxes on Distributions and Sale of Portfolio Shares	15.60%	9.08%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A
MSCI All Country World Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)[1]	15.29%	6.61%[3]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	19.33%	8.64%[3]

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

2  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	March 2010

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Opportunity Portfolio (Cont'd)

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's (the "Portfolio") investment objective is to provide current income and long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.66%
Total Annual Portfolio Operating Expenses*	6.46%
Fee Waiver and/or Expense Reimbursement*	5.49%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.97%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$99	$309

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets.

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited"), actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio (Cont'd)

factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign Real Estate Companies. Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which foreign real estate companies are organized and operated. Operating foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and comparative sector index, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	37.88%
Low Quarter	12/31/08	–32.06%

International Real Estate Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 10/1/97)
Return before Taxes	5.56%	14.34%	7.92%
Return after Taxes on Distributions	2.92%	13.07%	6.71%
Return after Taxes on Distributions and Sale of Portfolio Shares	3.23%	11.22%	6.38%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	7.45%	15.13%	9.04%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[2]	22.78%	12.44%	6.91%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). It is not possible to invest directly in an index.

2  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director of the Adviser	January 1999
Michiel te Paske	Managing Director of MSIM Limited	March 2001
Sven van Kemenade	Managing Director of MSIM Limited	March 2001
Angeline Ho	Managing Director of MSIM Company	August 2005

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV")

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio (Cont'd)

without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by

telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.17%
Total Annual Portfolio Operating Expenses*	5.67%
Fee Waiver and/or Expense Reimbursement*	4.86%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.81%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$83	$259

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may also invest in foreign securities, which may include emerging market securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio (Cont'd)

the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Pursuant to an agreement and plan of reorganization between Morgan Stanley Institutional Fund, Inc. (the "Fund"), on behalf of the Portfolio, and Van Kampen Series Fund, Inc., on behalf of the Van Kampen Equity Growth Fund (the "Predecessor Fund"), on May 21, 2010 the Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I and Class L shares of the Portfolio (the "Opportunity Reorganization"). Pursuant to the Opportunity Reorganization, Class C and Class I shareholders of the Predecessor Fund received Class L and Class I shares, respectively, of the Portfolio. (Class I and Class L shares are not offered in this Prospectus). As a result of the Opportunity Reorganization, the Portfolio is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Opportunity Reorganization, the historical performance of the Class I shares of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Opportunity Portfolio (Cont'd)

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	24.22%
Low Quarter	12/31/08	–28.80%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Since Inception
Class I* (commenced operations on 8/12/05)
Return before Taxes	43.92%	27.38%	10.82%
Return after Taxes on Distributions	40.44%	26.76%	10.49%
Return after Taxes on Distributions and Sale of Portfolio Shares	27.45%	22.76%	8.85%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	33.48%	20.39%	8.30%[3]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	36.52%	20.53%	7.97%[3]

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010. Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio*
Kristian Heugh	Managing Director	May 2010

*  Mr. Heugh served as portfolio manager of the Predecessor Fund since it commenced operations in 2008.

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Opportunity Portfolio (Cont'd)

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Select Global Infrastructure Portfolio

Objective

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.85%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	6.42%
Total Annual Portfolio Operating Expenses*	7.27%
Fee Waiver and/or Expense Reimbursement*	6.19%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.08%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$110	$343

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.08% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and/or the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.

The Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures. The Portfolio's equity investments may include convertible securities. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's Adviser and/or Sub-Advisers shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the infrastructure industry.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Select Global Infrastructure
Portfolio (Cont'd)

In selecting securities to buy, hold or sell for the Portfolio, the Adviser and/or Sub-Advisers actively manage the Portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Infrastructure Industry. By concentrating its investments in the infrastructure industry, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets. Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to

Select Global Infrastructure
Portfolio (Cont'd)

fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	12/31/11	11.15%
Low Quarter	9/30/11	–6.54%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Since Inception
Class I* (commenced operations on 9/20/10)
Return before Taxes	17.91%	17.48%
Return after Taxes on Distributions	16.08%	16.38%
Return after Taxes on Distributions and Sale of Portfolio Shares	11.43%	13.98%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)[1]	15.89%	15.89%[3]
S&P Global BMI Index (reflects no deduction for fees, expenses or taxes)[2]	24.12%	12.86%[3]

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. It is not possible to invest directly in an index.

2  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Prospectus, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. It is not possible to invest directly in an index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Global Infrastructure Securities team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	September 2010
Matthew King	Managing Director	September 2010

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Select Global Infrastructure
Portfolio (Cont'd)

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange

("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class IS
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.88%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	0.11%
Total Annual Portfolio Operating Expenses*	0.99%
Fee Waiver and/or Expense Reimbursement*	0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.98%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$100	$312

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.98% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth
Portfolio (Cont'd)

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Small Cap Companies. Investments in small cap companies may involve greater risks than those associated with larger, more established companies. The securities issued by small cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Small Company Growth
Portfolio (Cont'd)

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	25.00%
Low Quarter	12/31/08	–23.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 11/1/89)
Return before Taxes	62.26%	26.58%	11.42%
Return after Taxes on Distributions	58.13%	25.63%	10.55%
Return after Taxes on Distributions and Sale of Portfolio Shares	38.27%	22.03%	9.40%
Class IS* (commenced operations on 9/13/13)
Return Before Taxes	N/A	N/A	N/A
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	43.30%	22.58%	9.41%
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[2]	40.99%	22.20%	8.27%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds

(based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 1999
David S. Cohen	Managing Director	January 2002
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Portfolio Shares

Effective at the close of business on May 30, 2014, the Fund will suspend offering Class IS shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class IS shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund may recommence offering Class IS shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class IS shares may be limited in amount and may commence and terminate without any prior notice.

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth
Portfolio (Cont'd)

plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales (except for sales made within 30 days of purchase). In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.42%
Total Annual Portfolio Operating Expenses*	6.19%
Fee Waiver and/or Expense Reimbursement*	5.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.94%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$96	$300

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.93% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions.

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

U.S. Real Estate Portfolio (Cont'd)

•  REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	9/30/09	30.72%
Low Quarter	12/31/08	–37.93%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 2/24/95)
Return before Taxes	2.45%	16.19%	9.38%
Return after Taxes on Distributions	0.84%	15.27%	6.00%
Return after Taxes on Distributions and Sale of Portfolio Shares	1.82%	12.77%	6.24%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)[1]	2.47%	16.50%	8.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	32.39%	17.94%	7.40%
Lipper Real Estate Funds Average (reflects no deduction for taxes)[3]	1.70%	16.41%	7.77%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. It is not possible to invest directly in an index.

2  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

3  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax

U.S. Real Estate Portfolio (Cont'd)

returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Real Estate team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	March 1995
Bill Grant	Managing Director	April 2014

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Advantage Portfolio

Objective

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged from between $737.7 million and $504.5 billion.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with strong name recognition and sustainable competitive advantages. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in foreign securities, which may include emerging market securities.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that

Advantage Portfolio (Cont'd)

foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Emerging Markets Portfolio

Objective

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Approach

The Adviser and Sub-Advisers seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets. The Adviser's and Sub-Advisers' investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Process

The Adviser's and Sub-Advisers' global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Advisers invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Advisers emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when they determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser and/or Sub-Advisers consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers in emerging markets. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in

Emerging Markets Portfolio (Cont'd)

international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Emerging Markets Domestic Debt Portfolio

Objective

The Emerging Markets Domestic Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Approach

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's or below BBB by S&P, or if unrated considered by the Adviser to be an appropriate investment for the Portfolio.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries that are denominated in the local currency. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser may consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "Rule 144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers and other restricted securities. The Portfolio may invest in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Portfolio's investment policies.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Emerging Markets Domestic Debt Portfolio (Cont'd)

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of lower rated and unrated fixed income securities in emerging markets. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Emerging Markets Domestic Debt Portfolio (Cont'd)

Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Emerging Markets External Debt Portfolio

Objective

The Emerging Markets External Debt Portfolio (the "Portfolio") seeks high total return.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. Using macroeconomic and fundamental analysis, the Adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Process

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (gross domestic product growth, inflation, external accounts, debt serviceability). In selecting the Portfolio's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. The Adviser utilizes proprietary sovereign risk, interest rate and yield curve valuation models to identify investment opportunities.

The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities,

including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's or below BBB by S&P, or if unrated considered by the Adviser to be an appropriate investment for the Portfolio. The Portfolio may also invest in convertible securities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. dollar-denominated debt securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser may consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be from more than one emerging market country.

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank or the Portfolio's benchmark index, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "Rule 144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Portfolio may invest in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Portfolio's investment policies.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. The Portfolio may utilize foreign

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currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of lower rated and unrated fixed income securities in emerging markets. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Portfolio may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more volatile in price.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Investing in emerging markets intensifies risk, because high yield securities may be more volatile in price in certain environments. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Portfolio may incur additional expenses to seek recovery.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries,

Emerging Markets External Debt Portfolio (Cont'd)

organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

A portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Investing in sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the

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derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Global Opportunity Portfolio

Objective

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

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The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Global Quality Portfolio

Objective

The Global Quality Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Portfolio's Sub-Advisers seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital.

Process

The Sub-Advisers seek to identify securities of issuers they believe are of high quality and attractively priced. The Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth. The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria.

The Sub-Advisers believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including developed and emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Sub-Advisers' perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in a convertible security, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

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The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation.

The Portfolio's investment objective may be changed by the Board of Directors of the Fund without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser and Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REOCs, REITs and foreign real estate companies. The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes a bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management,

financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, global real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated.

REITs and similar non-U.S. entities generally invest directly in real estate, in mortgages or in some combination of the two. REOCs and similar non-U.S. entities are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs and similar non-U.S. entities. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and similar non-U.S. entities may own a limited number of properties and may concentrate in a

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particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code") in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return for the Portfolio on its investment in such company. Foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs, REOCs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Portfolio invests in REITs, REOCs and foreign real estate companies.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Growth Portfolio

Objective

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged between $737.7 million to $504.5 billion. The Portfolio deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange or over-the-counter ("OTC") markets) is in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) it is organized under the laws of, or has a principal office in the United States. The Portfolio invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the

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extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

International Equity Portfolio

Objective

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Approach

The Portfolio's Sub-Advisers seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Sub-Advisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The Sub-Advisers focus on developed markets, but they may invest in emerging markets.

Process

The Sub-Advisers select issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the Sub-Advisers focus on companies with dominant market positions and resiliency. The Sub-Advisers consider value criteria with an emphasis on cash flow-based metrics and seek to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The Sub-Advisers conduct a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The Sub-Advisers generally consider selling a portfolio holding when they determine that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, CFDs and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times the Portfolio's market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one

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country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

International Opportunity Portfolio

Objective

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Portfolio may also invest in securities of companies located in the U.S. to a limited extent.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date

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it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's (the "Portfolio") investment objective is to provide current income and long-term capital appreciation.

Approach

The Adviser and Sub-Advisers seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered located outside of the United States and Canada if it (a) is not organized under the laws of the United States or Canada, (b) does not have securities which are principally traded on a U.S. or Canadian stock exchange, (c) does not derive at least 50% of its revenues from goods produced or sold, investments made, or services performed in the United States or Canada or (d) does not maintain at least 50% of its assets in the United States or Canada.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, international real estate securities, may underperform relative to other sectors or the overall market.

Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Operating foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a

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country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Opportunity Portfolio

Objective

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy may be changed without shareholder approval; however you would be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in foreign securities, including emerging market securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investments in growth-oriented equity securities may have above-average volatility of price movement. Furthermore, the returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers generally will be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the

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Details of the Portfolios

Opportunity Portfolio (Cont'd)

value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions.

These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Select Global Infrastructure Portfolio

Objective

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser and/or Sub-Advisers seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.

Process

The Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business may be involved in a variety of areas, including, but not limited to, (i) the transmission, distribution, storage or transportation of electricity, oil and gas (and other bulk liquid products), water, and other natural resources used to produce energy, (ii) the construction and operation of renewable power facilities, (iii) the development, ownership, lease, concession, or management of highways, toll roads, tunnels, bridges, pipelines, airports, marine ports, refueling and related facilities, (iv) the provision of communications, including the development, lease, concession, or management of telephone, broadcast and mobile towers, fiber optic/copper cable, and satellite networks, (v) waste-water management and water purification/desalination and (vi) the construction or operation of essential public structures. The Portfolio's equity investments may include convertible securities. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Adviser and/or Sub-Advisers shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the infrastructure industry.

In selecting securities to buy, hold or sell for the Portfolio, the Adviser and/or Sub-Advisers actively manage the Portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The remaining 20% of the Portfolio's assets may be invested in fixed income securities, equity securities of companies not engaged in the infrastructure business, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, and asset-backed securities. The Portfolio may also invest in REITs and convertible securities. The Portfolio may invest up to 5% of its assets in fixed income securities and convertible securities rated below investment grade (often referred to as "high yield securities" or "junk bonds").

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

By concentrating its investments in the infrastructure industry, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry. Companies within the infrastructure industry are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, companies within the infrastructure industry may be subject to regulation by various government authorities

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Details of the Portfolios

Select Global Infrastructure Portfolio (Cont'd)

and may also be affected by government regulation of rates charged to customers, service interruption or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete, unforeseen delays, accidents, and cost overruns in infrastructure projects. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Portfolio's performance. Other factors that may affect the operations of companies within the infrastructure industry include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

Companies operating in the infrastructure industry face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. If any of these operating risks occur, it could cause substantial losses to the given infrastructure company. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, could result in substantial damage to the facilities of certain companies located in the affected areas and such extreme weather patterns, or the threat thereof, could adversely impact the prices of the securities in which the Portfolio invests. This volatility may create fluctuations in commodity prices and earnings of companies in the infrastructure industry.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A substantial portion of the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Portfolio's investments in illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to

Select Global Infrastructure Portfolio (Cont'd)

sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Details of the Portfolios

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Process

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

Small Company Growth Portfolio (Cont'd)

In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the

Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Details of the Portfolios

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Approach

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Portfolio focuses on REITs as well as REOCs that invest in a variety of property types and regions. The Adviser's approach emphasizes bottom-up stock selection with a top-down asset allocation.

Process

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight/underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. In addition, REITs and REOCs, like mutual funds, have expenses, including

U.S. Real Estate Portfolio (Cont'd)

management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Portfolio invests in REITs and REOCs.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers.

As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Certain Portfolios may invest in fixed income securities. Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. Certain Portfolios may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Certain Portfolios may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, certain Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of certain Portfolios' investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families' basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

Foreign Currency

The Portfolios' investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser and/or the Sub-Advisers may use derivatives to reduce this risk. The Adviser and/or the Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investing

Certain Portfolios invest in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, such Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio may indirectly bear management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-

through income. The failure of a company to qualify as a REIT could have adverse consequences to a Portfolio, including significantly reducing the return to a Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when a Portfolio invests in REITs and foreign real estate companies.

Asset-Backed Securities

Certain Portfolios may invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Derivatives

Certain Portfolios may, but they are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Portfolios may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, a

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions held may reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. Certain Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where a Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Exchange-Traded Funds

Certain Portfolios may invest in ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by a Portfolio. Therefore, as a shareholder in an ETF, a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Initial Public Offerings

Certain Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Private Placements and Restricted Securities

Certain Portfolios' investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading stategies they use. For example, the Adviser and/or Sub-Advisers, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents and other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with their respective investment policies, certain Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Certain Portfolios may engage in frequent trading of securities to achieve their investment objectives.

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Fund's "Distributor," Morgan Stanley Distribution, Inc. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory and Sub-Advisory Agreements, as applicable, is available in each Portfolio's Semi-Annual Report to Shareholders for the period ended June 30, 2013.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England, and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (each with respect to the Emerging Markets, Global Real Estate, Global Quality, International Equity, International Real Estate and Select Global Infrastructure Portfolios). The Sub-Advisers are

wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Advisory Fees

For the fiscal year ended December 31, 2013, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets)
Portfolio
Advantage	0.00%
Emerging Markets	0.95%
Emerging Markets Domestic Debt	0.21%
Emerging Markets External Debt	0.00%
Global Opportunity	0.00%
Global Quality*	0.00%
Global Real Estate	0.85%
Growth	0.49%
International Equity	0.77%
International Opportunity	0.00%
International Real Estate	0.57%
Opportunity	0.49%
Select Global Infrastructure	0.00%
Small Company Growth	0.84%
U.S. Real Estate	0.76%

*  For the period August 30, 2013 (commencement of operations) through December 31, 2013.

Pursuant to an agreement and plan of reorganization between the Fund, on behalf of the Growth Portfolio, and Morgan Stanley Focus Growth Fund (the "Predecessor Fund"), on April 7, 2014, the Growth Portfolio acquired substantially all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Growth Portfolio (the "Growth Reorganization").

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except the Growth Portfolio) will continue for at least one year (with respect to the Growth Portfolio, at least two years from the date of the Growth Reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio	Expense Cap Class IS
Advantage	1.01%
Emerging Markets	1.18%
Emerging Markets Domestic Debt	0.82%
Emerging Markets External Debt	0.82%
Global Opportunity	1.18%
Global Quality	1.15%
Global Real Estate	0.99%
Growth	0.67%‡
International Equity	0.91%
International Opportunity	1.09%
International Real Estate	0.97%
Opportunity	0.81%
Select Global Infrastructure	1.08%
Small Company Growth	0.98%
U.S. Real Estate	0.93%

‡  Following the two year period from the date of the Growth Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Growth Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.73% for Class IS. This fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Portfolio Management

Advantage Portfolio, Growth Portfolio and Small Company Growth Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead manager of each Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of each Portfolio.

Emerging Markets Portfolio

The Portfolio is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Gaite Ali, Eric Carlson, Paul Psaila, Ruchir Sharma, Ana Cristina Piedrahita, Munib Madni and Samuel Rhee.

Ms. Ali has been associated with the Adviser in an investment management capacity since 2007. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996. Ms. Piedrahita has been associated with MSIM Limited or its affiliates in an investment management capacity since 2002. Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005.

The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for the overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

Emerging Markets Domestic Debt Portfolio and Emerging Markets External Debt Portfolio

Each Portfolio is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Eric J. Baurmeister and Federico L. Kaune.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002. Messrs. Baurmeister and Kaune are co-portfolio managers.

Members of the team collaborate to manage the assets of each Portfolio.

Global Opportunity Portfolio, International Opportunity Portfolio and Opportunity Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of each Portfolio is Kristian Heugh.

Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001. Mr. Heugh is the lead manager of each Portfolio and is primarily responsible for individual stock selection for each Portfolio and the execution of the overall strategy of each Portfolio.

Global Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Theodore R. Bigman, Bill Grant, Michiel te Paske, Sven van Kemenade and Angeline Ho.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. Grant has been associated with Morgan Stanley since 2000 and with the Adviser in an investment management capacity since 2002. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with MSIM Limited in an investment management capacity since 1997. Ms. Ho has been associated with MSIM

Portfolio Management (Cont'd)

Company in an investment management capacity since 1997.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

International Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade and Angeline Ho.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. te Paske has been associated with MSIM Limited in an investment management capacity since 1997. Mr. van Kemenade has been associated with MSIM Limited in an investment management capacity since 1997. Ms. Ho has been associated with MSIM Company in an investment management capacity since 1997.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

International Equity Portfolio and Global Quality Portfolio

Each Portfolio is managed by members of the International Equity team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Messrs. Lock, Paulson, Demine, Watson, Derold and Wright.

Mr. Lock has been associated with MSIM Limited in an investment management capacity since 1994. Mr. Paulson has been associated with MSIM Limited in an investment management capacity since June 2009. Prior to June 2009, Mr. Paulson was associated in an investment management capacity with Sanford Bernstein. Mr. Demine has been associated with MSIM Limited in an investment management capacity since May 2009. Prior to May 2009, Mr. Demine was associated in an investment management capacity with UBS Global Asset Management. Mr. Watson has been associated with MSIM Limited in an investment management capacity since 2008. Mr. Derold has been associated with MSIM Company in an investment management capacity since 2006. Mr. Wright has been associated with MSIM Company or its affiliates in an investment management capacity since 1996.

Effective December 17, 2014, Peter J. Wright will retire from MSIM. Following Mr. Wright's retirement from

MSIM, Messrs. Lock, Paulson, Demine, Watson and Derold will continue to be responsible for the day-to-day portfolio management of the Global Quality Portfolio and International Equity Portfolio.

Each member of the team has both global sector research responsibilities and makes investment management decisions for each Portfolio.

Select Global Infrastructure Portfolio

The Portfolio is managed by members of the Global Infrastructure Securities team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Matthew King.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. King has been associated with the Adviser in an investment management capacity since 2008.

Together the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

U.S. Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Theodore R. Bigman and Bill Grant.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. Grant has been associated with Morgan Stanley since 2000 and with the Adviser in an investment management capacity since 2002.

Together the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class Arrangements

This Prospectus offers Class IS shares of each Portfolio. The Fund also offers Class I, Class A and Class L shares of each Portfolio through separate prospectuses. Class IS shares are offered at NAV without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares.

Effective at the close of business on May 30, 2014, the Fund will suspend offering Class IS shares of the Small Company Growth Portfolio to new investors, except as follows. The Fund will continue to offer Class IS shares of the Small Company Growth Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Small Company Growth Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund may recommence offering Class IS shares of the Small Company Growth Portfolio to new investors in the future. Any such offerings of the Small Company Growth Portfolio's Class IS shares may be limited in amount and may commence and terminate without any prior notice.

Minimum Investment Amount

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Code, in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Portfolio shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment requirements for Class IS shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class IS shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class IS shares of the Portfolios.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser or Sub-Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class IS shares of the Portfolios at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares will not be priced on days that the NYSE is closed. Certain Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities

Shareholder Information (Cont'd)

primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class IS Shares

You may purchase Class IS shares of a Portfolio on each day that the Portfolios are open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase Class IS shares of a Portfolio through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary"). The Financial Intermediary will assist you with the procedures to invest in Class IS shares of a Portfolio. Investors purchasing or selling Class IS shares through a Financial Intermediary may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing Class IS shares through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Purchasing Shares Directly from the Fund

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, and purchase Class IS shares by completing and signing a New Account Application provided by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class IS shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing Class IS shares by wire.

Initial Purchase by Wire

You may purchase Class IS shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail." You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may purchase additional Class IS shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional Class IS shares by wire by following the instructions under "Initial Purchase by Wire."

General

Class IS shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Class IS shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interest of the Portfolios.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Class IS Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem Class IS shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class IS shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of Class IS shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class IS shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Class IS shares of a Portfolio (except Advantage, Global Opportunity, Global Real Estate, Growth, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios) redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolios and their remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust

Shareholder Information (Cont'd)

funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class IS shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Class IS shares of a Portfolio for Class IS shares of certain other portfolios of the Fund (the "Fund Class IS Portfolios") or certain portfolios of Morgan Stanley Institutional Fund Trust (the "MSIFT Class IS Portfolios"), if available, without the imposition of an exchange fee. In addition, you may exchange Class IS shares of a Portfolio for Class IS shares of Morgan Stanley Global Fixed Income Opportunities Fund or Morgan Stanley Multi Cap Growth Trust (each, a "Morgan Stanley Retail Class IS Fund" and, together with the Fund Class IS Portfolios and the MSIFT Class IS Portfolio, the "Morgan Stanley Class IS Funds"), if available, without the imposition of an exchange fee. In addition, you may exchange Class IS shares of a Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration U.S. Government Trust" and, together with the Morgan Stanley Class IS Funds and the Morgan Stanley Money Market Funds, the "Morgan Stanley Class IS Exchangeable Funds"), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Class IS Exchangeable Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Class IS Exchangeable Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Class IS shares of a Portfolio through a Financial Intermediary, certain Morgan Stanley Class IS Exchangeable Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Class IS Exchangeable Funds are available for exchange.

The current prospectus for each Morgan Stanley Class IS Exchangeable Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Class IS Exchangeable Funds, exchanges are not available into Morgan Stanley Class IS Exchangeable Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's transfer agent, Boston Financial Data Services, Inc., by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another Morgan Stanley Class IS Exchangeable Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Class IS Exchangeable Fund receives your exchange order. The Morgan Stanley Class IS Exchangeable Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Class IS shares of a Fund Class IS Portfolio (except Advantage, Global Opportunity, Global Real Estate, Growth, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios) held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Tax Considerations" section and consult your own tax professional about the tax consequences of an exchange.

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information—How To Purchase Class IS Shares," "Shareholder Information—General" and "Shareholder Information—How To Redeem Class IS Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States, and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the

Shareholder Information (Cont'd)

individual's income exceeds certain threshold amounts. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Portfolio of investment income and short-term capital gains.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the U.S. Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolios may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolios with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies a Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio*
Growth Portfolio*
Insight Portfolio
Opportunity Portfolio*
Small Company Growth Portfolio*†
U.S. Real Estate Portfolio*

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio*
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio*
Global Quality Portfolio*
Global Real Estate Portfolio*

International Advantage Portfolio
International Equity Portfolio*
International Opportunity Portfolio*
International Real Estate Portfolio*
International Small Cap Portfolio
Select Global Infrastructure Portfolio*

Fixed Income

Emerging Markets Domestic Debt Portfolio*

Emerging Markets External Debt Portfolio*

Asset Allocation

Multi-Asset Portfolio

Total Emerging Markets Portfolio

*  Portfolio offers Class IS shares.

†  Effective May 30, 2014, Class IS shares of the Small Company Growth Portfolio will be closed to new investors, with certain exceptions.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class IS shares of each Portfolio since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for the Class IS of shares of the Portfolios are based on the average net assets of such Portfolio for each period listed in the tables. To the extent that a Portfolio's average net assets decrease over the

Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's reports, along with each Portfolio's financial statements, are incorporated by reference in the Portfolios' SAI. The Annual Reports to Shareholders and each Portfolio's financial statements and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$14.59
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	2.21
Total from Investment Operations	2.20
Distributions from and/or in Excess of:
Net Realized Gain	(0.38)
Net Asset Value, End of Period	$16.41
Total Return++	15.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.01	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.25	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	36	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.31	%*
Net Investment Loss to Average Net Assets	(6.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$24.92
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	0.46
Total from Investment Operations	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Net Realized Gain	(0.59)
Total Distributions	(0.73)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$24.64
Total Return++	1.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.17	%+^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.17	%+^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.65	%*
Net Investment Loss to Average Net Assets	(5.69	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.19
Net Realized and Unrealized Loss	(0.33)
Total from Investment Operations	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Paid-in-Capital	(0.07)
Total Distributions	(0.13)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$10.75
Total Return++	(1.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.82	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.55	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	117	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.94	%*
Net Investment Loss to Average Net Assets	(0.57	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Emerging Markets External Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.65
Income from Investment Operations:
Net Investment Income†	0.15
Net Realized and Unrealized Gain	0.04
Total from Investment Operations	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.24)
Net Realized Gain	(0.20)
Total Distributions	(0.44)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$9.40
Total Return++	1.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.81	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	94	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.70	%*
Net Investment Loss to Average Net Assets	(1.53	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$12.43
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	2.27
Total from Investment Operations	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(1.02)
Net Asset Value, End of Period	$13.65
Total Return++	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	8.44	%*
Net Investment Loss to Average Net Assets	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Global Quality Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.28
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	1.00
Total from Investment Operations	1.00
Net Asset Value, End of Period	$11.28
Total Return++	9.73	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.10	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	9.57	%*
Net Investment Loss to Average Net Assets	(8.52	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.08
Net Realized and Unrealized Loss	0.02
Total from Investment Operations	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.20)
Net Asset Value, End of Period	$9.91
Total Return++	1.08	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$206,757
Ratio of Expenses to Average Net Assets (1)	0.96	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	33	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97	%*
Net Investment Loss to Average Net Assets	2.87	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$34.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	5.55
Total from Investment Operations	5.53
Distributions from and/or in Excess of:
Net Realized Gain	(1.58)
Net Asset Value, End of Period	$38.40
Total Return++	16.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	0.60	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.16	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.60	%*
Net Investment Loss to Average Net Assets	(5.16	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Gain	1.19
Total from Investment Operations	1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$16.98
Total Return++	7.42	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$285,253
Ratio of Expenses to Average Net Assets (1)	0.91	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%+^^*
Ratio of Net Investment Loss to Average Net Assets	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91	%*
Net Investment Loss to Average Net Assets	(0.29	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

International Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$12.75
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	1.41
Total from Investment Operations	1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.09)
Net Realized Gain	(0.28)
Total Distributions	(0.37)
Net Asset Value, End of Period	$13.77
Total Return++	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.08	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	9.61	%*
Net Investment Loss to Average Net Assets	(9.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.97
Income from Investment Operations:
Net Investment Income†	0.11
Net Realized and Unrealized Gain	0.22
Total from Investment Operations	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.31)
Net Asset Value, End of Period	$19.99
Total Return++	1.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.97	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	6.46	%*
Net Investment Loss to Average Net Assets	(3.73	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.59
Income from Investment Operations:
Net Investment Income†	0.00	‡
Net Realized and Unrealized Gain	3.95
Total from Investment Operations	3.95
Distributions from and/or in Excess of:
Net Realized Gain	(2.07)
Net Asset Value, End of Period	$21.47
Total Return++	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	0.73	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(9.82	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	5.67	%*
Net Investment Loss to Average Net Assets	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Select Global Infrastructure Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.73
Income from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Gain	1.20
Total from Investment Operations	1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.25)
Net Realized Gain	(0.51)
Total Distributions	(0.76)
Net Asset Value, End of Period	$14.26
Total Return++	9.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.07	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	30	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	7.27	%*
Net Investment Loss to Average Net Assets	(4.07	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Small Company Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.51
Income from Investment Operations:
Net Investment Loss†	(0.02)
Net Realized and Unrealized Gain	3.15
Total from Investment Operations	3.13
Distributions from and/or in Excess of:
Net Realized Gain	(2.09)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$20.55
Total Return++	16.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$125,351
Ratio of Expenses to Average Net Assets (1)	0.97	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	43	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99	%*
Net Investment Loss to Average Net Assets	(0.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$17.13
Income from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Gain	0.01
Total from Investment Operations	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Realized Gain	(0.51)
Total Distributions	(0.62)
Net Asset Value, End of Period	$16.55
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	0.90	%*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.89	%*^^
Ratio of Net Investment Income to Average Net Assets (1)	0.52	%*
Portfolio Turnover Rate	24	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.19	%*
Net Investment Loss to Average Net Assets	(4.77	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

#  Not Annualized.

*  Annualized.

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Portfolios have a Statement of Additional Information, dated April 30, 2014, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolios publish Annual and Semi-Annual Reports to Shareholders, ("Shareholder Reports") that contain additional information about the respective Portfolio's investments. In each Portfolio's Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected such Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIFINCPRO

MORGAN STANLEY INSTITUTIONAL FUND, INC.

522 Fifth Ave.
New York, NY 10036

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2014

Morgan Stanley Institutional Fund, Inc. (the "Fund") is an open-end management investment company consisting of 27 portfolios offering a variety of investment alternatives, all of which are included in this Statement of Additional Information ("SAI") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers Class I, Class A and Class L shares. Certain Portfolios also offer Class IS shares through a separate SAI. Following is a list of the 27 Portfolios included in this SAI:

Share Class and Ticker Symbol
	Class I	Class A	Class H	Class L
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation Portfolio	MSACX	MSIBX	—	MSLLX
Asian Equity Portfolio	MEQIX	MEQPX	—	MEQLX
Emerging Markets Portfolio	MGEMX	MMKBX	—	MSELX
Frontier Emerging Markets Portfolio	MFMIX	MFMPX	—	MFMLX
Global Advantage Portfolio	MIGIX	MIGPX	—	MIGLX
Global Discovery Portfolio	MLDIX	MGDPX	—	MGDLX
Global Franchise Portfolio*	MSFAX	MSFBX	—	MSFLX
Global Insight Portfolio	MBPIX	MBPHX	—	MBPLX
Global Opportunity Portfolio	MGGIX	MGGPX	—	MGGLX
Global Quality Portfolio	MGQIX	MGQAX	—	MGQLX
Global Real Estate Portfolio	MRLAX	MRLBX	—	MGRLX
International Advantage Portfolio	MFAIX	MFAPX	—	MSALX
International Equity Portfolio	MSIQX	MIQBX	—	MSQLX
International Opportunity Portfolio	MIOIX	MIOPX	—	MIOLX
International Real Estate Portfolio	MSUAX	IERBX	MSTHX**	MSOLX
International Small Cap Portfolio	MSISX	MSCPX	—	MSNLX
Select Global Infrastructure Portfolio	MTIIX	MTIPX	—	MTILX
U.S. EQUITY PORTFOLIOS:
Advantage Portfolio	MPAIX	MAPPX	—	MAPLX
Growth Portfolio	MSEQX	MSEGX	—	MSHLX
Insight Portfolio	MFPIX	MFPHX	—	MFPLX
Opportunity Portfolio	MGEIX	MEGPX	—	MGELX
Small Company Growth Portfolio***	MSSGX	MSSMX	—	MSSLX
U.S. Real Estate Portfolio	MSUSX	MUSDX	—	MSULX
FIXED INCOME PORTFOLIOS:
Emerging Markets Domestic Debt Portfolio	MSIEX	IEDBX	—	MEDLX
Emerging Markets External Debt Portfolio	MEAIX	MEAPX	—	MEALX
ASSET ALLOCATION PORTFOLIOS:
Multi-Asset Portfolio	MMPIX	MMPPX	—	MMPLX
Total Emerging Markets Portfolio****	MTEIX	MTEPX	—	MTELX

*  The Portfolio's Class I, Class A and Class L shares are currently closed to new investors with certain exceptions.

**  The Portfolio's Class H shares are currently closed to all investors.

***  The Portfolio's Class A and Class L shares are currently closed to new investors. Effective May 30, 2014, the Portfolio's Class I shares will be closed to new investors with certain exceptions.

****  The Board of Directors approved a Plan of Liquidation with respect to the Portfolio. The liquidation is expected to occur on or about May 30, 2014. The Portfolio will suspend the offering of its shares to new investors at the close of business on May 28, 2014.

This SAI is not a prospectus, but should be read in conjunction with the Portfolios' prospectuses, each dated April 30, 2014, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

1

The Portfolios' most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Portfolios' audited financial statements, including notes thereto, and the reports of the Fund's independent registered public accounting firm, which are incorporated by reference into this SAI.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Discovery, Global Franchise, Global Quality, International Real Estate, Multi-Asset, Select Global Infrastructure, Total Emerging Markets and U.S. Real Estate Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Emerging Markets, Global Franchise, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Asian Equity, Emerging Markets, Global Franchise, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables. The Total Emerging Markets Portfolio is a "fund of funds" in that it seeks to achieve its investment objective by investing primarily in funds advised by the Adviser or its affiliates (the "Underlying Funds"). References to the investments and risks of the Total Emerging Markets Portfolio, unless otherwise indicated, should be understood as references to the investments and risks of the related Underlying Funds.

2

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
High Yield Securities		✓	✓	✓													✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	*	✓	✓	✓	✓
Agencies	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	*	✓	✓	✓	✓
Corporates	✓	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	✓	*	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Related Securities		✓		✓	✓	✓		✓	✓			✓		✓		✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipals		✓		✓													✓
Asset-Backed Securities		✓		✓													✓

3

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Loan Participations and Assignments		✓	✓	✓													✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓		✓	✓	✓	✓
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓	✓	✓	✓	✓	✓		✓	✓			✓		✓		✓	✓
Foreign Corporate Fixed Income Securities	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓		✓	✓	✓	✓
Emerging Market Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓		✓	✓	✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements				✓
Short Sales

4

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Frontier Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Quality	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Derivatives:
Forwards	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓
Futures Contracts	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Options	✓				✓	✓		✓	✓	✓		✓	✓	✓		✓
Swaps	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Contracts for Difference	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓
Structured Investments		✓		✓	✓	✓		✓	✓			✓		✓		✓
Combined Transactions	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓		✓

  *  This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

5

U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓	✓
High Yield Securities
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Agencies	✓	✓	✓	✓	✓	✓
Corporates	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓
Mortgage Related Securities	✓		✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	✓	✓	✓	✓	✓	✓

6

U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓		✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓		✓	✓		✓
Foreign Corporate Fixed Income Securities	✓		✓	✓		✓
Emerging Market Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓
Brady Bonds	✓		✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓
Short Sales
Derivatives:
Forwards	✓	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓	✓
Options	✓	✓	✓	✓	✓
Swaps	✓	✓	✓	✓	✓
Contracts for Difference	✓	✓	✓	✓	✓
Structured Investments	✓	✓	✓	✓	✓
Combined Transactions	✓	✓	✓	✓	✓

7

FIXED INCOME PORTFOLIOS

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Equity Securities:
Common Stocks	✓	✓
Depositary Receipts	✓	✓
Preferred Stocks	✓	✓
Rights	✓	✓
Warrants	✓	✓
IPOs	✓	✓
Convertible Securities	✓	✓
Limited Partnership and Limited Liability Company Interests
Investment Company Securities	✓	✓
Exchange-Traded Funds	✓	✓
Real Estate Investing
—REITs
—Foreign Real Estate Companies
—Specialized Ownership Vehicles
Fixed Income Securities:
Investment Grade Securities	✓	✓
High Yield Securities	✓	✓
U.S. Government Securities	✓	✓
Agencies	✓	✓
Corporates	✓	✓
Money Market Instruments	✓	✓
Cash Equivalents	✓	✓
Mortgage Related Securities	✓	✓
Repurchase Agreements	✓	✓
Municipals	✓	✓
Asset-Backed Securities	✓	✓
Loan Participations and Assignments	✓	✓
Temporary Investments	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓
Floaters	✓	✓

8

FIXED INCOME PORTFOLIOS

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Inverse Floaters	✓	✓
Eurodollar and Yankee Dollar Obligations	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓
Foreign Government Fixed Income Securities	✓	✓
Foreign Corporate Fixed Income Securities	✓	✓
Emerging Market Securities	✓	✓
Foreign Currency Transactions	✓	✓
Brady Bonds	✓	✓
Investment Funds	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓
Borrowing for Investment Purposes	✓	✓
Temporary Borrowing	✓	✓
Reverse Repurchase Agreements	✓	✓
Short Sales	✓	✓
Derivatives:
Forwards	✓	✓
Futures Contracts	✓	✓
Options	✓	✓
Swaps	✓	✓
Contracts for Difference		✓
Structured Investments	✓	✓
Combined Transactions	✓	✓

9

ASSET ALLOCATION PORTFOLIOS

	Multi-Asset	Total Emerging Markets
Equity Securities:
Common Stocks	✓	✓
Depositary Receipts	✓	✓
Preferred Stocks	✓	✓
Rights	✓	✓
Warrants	✓	✓
IPOs	✓	✓
Convertible Securities	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓
Investment Company Securities	✓	✓
Exchange-Traded Funds	✓	✓
Real Estate Investing	✓	✓
—REITs	✓	✓
—Foreign Real Estate Companies	✓	✓
—Specialized Ownership Vehicles	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓
High Yield Securities	✓	✓
U.S. Government Securities	✓	✓
Agencies	✓	✓
Corporates	✓	✓
Money Market Instruments	✓	✓
Cash Equivalents	✓	✓
Mortgage Related Securities	✓	✓
Repurchase Agreements	✓	✓
Municipals	✓	✓
Asset-Backed Securities	✓	✓
Loan Participations and Assignments	✓	✓
Temporary Investments	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓
Floaters	✓

10

ASSET ALLOCATION PORTFOLIOS

	Multi-Asset	Total Emerging Markets
Inverse Floaters	✓
Eurodollar and Yankee Dollar Obligations	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓
Foreign Government Fixed Income Securities	✓	✓
Foreign Corporate Fixed Income Securities	✓	✓
Emerging Market Securities	✓	✓
Foreign Currency Transactions	✓	✓
Brady Bonds	✓	✓
Investment Funds	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓
Reverse Repurchase Agreements	✓
Short Sales	✓	✓
Derivatives:
Forwards	✓	✓
Futures Contracts	✓	✓
Options	✓	✓
Swaps	✓	✓
Contracts for Difference	✓	✓
Structured Investments	✓	✓
Combined Transactions	✓	✓

11

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the

12

dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolios may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value ("NAV") because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolios. Therefore, as a shareholder in an ETF (as with other investment companies), a Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct

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ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

Real Estate Investment Trusts ("REITs") and Foreign Real Estate Companies. Certain Portfolios may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Portfolio. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. Thus, the Fund currently faces a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes

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no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the

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financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA").

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities ("MBS") issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and

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special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;

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(7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies and instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Portfolio's portfolio turnover rate to appear higher. Leverage may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act,

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or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced three additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

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The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only" and "inverse interest only" tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the
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underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, this increases the risk of fluctuations in the NAV of a Portfolio.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as "third-party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third-party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

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Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of

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the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before state and local legislatures to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such investment objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include (i) the frequency of trades and quoted prices for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

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Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third-parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in market, economic, political or other conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash, cash equivalents and other fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash

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payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital

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from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect a Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Advisers may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a

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principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. Certain Portfolios may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation or the Portfolio's benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

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Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Certain Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency

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risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will

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be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Portfolios to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolios to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Portfolios may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolios may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Portfolio will also earmark cash or segregate liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will

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magnify declines as well as increases in a Portfolio's NAV per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or segregate liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Portfolio's total assets, except as permitted by law.

Short Sales. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or segregate liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

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DERIVATIVES

Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the earmarking of cash or the segregation of liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as additional risks associated with derivatives transactions.

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•  The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such bilateral OTC derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking cash or segregating liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked cash or segregated liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a

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Portfolio's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Portfolio is permitted to earmark cash or segregate liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions.

A Portfolio's use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The Fund, on behalf of each Portfolio, has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended ("CEA"), with respect to each Portfolio's operations. Therefore, neither the Portfolios nor the Adviser (with respect to the Portfolios) is subject to registration or regulation as a CPO under the CEA. If a Portfolio becomes subject to these requirements, as well as related NFA rules, the Portfolio may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company's positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into foreign currency forward exchange contracts. Certain Portfolios may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

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A Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will earmark cash or segregate U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to earmark cash or segregate liquid assets or maintain earmarked cash or segregated liquid assets in order to cover futures transactions. A Portfolio will earmark cash or segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying

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instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date for American options or only at expiration for European options (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security and retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in earmarked cash or segregated liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in earmarked cash or segregated liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive

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delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio earmarks cash or segregates liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in earmarked cash or segregated liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Portfolio. A Portfolio could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be

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satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets. A Portfolio may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

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•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by earmarking cash or segregating liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will earmark cash or segregate liquid assets with a value equal to the full notional amount of a Portfolio's accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as "swaps" and "security based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Portfolio initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When a Portfolio enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by a Portfolio or may be received by a Portfolio in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Portfolio has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Portfolio has a loss of less than the margin amount, the excess

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margin is returned to the Portfolio. If a Portfolio has a gain, the full margin amount and the amount of the gain is paid to the Portfolio.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's or central counterparty's customers or clearing members. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Portfolio may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Portfolio can enter into a new trade, market conditions may become less favorable to the Portfolio.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Portfolio's ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Portfolio sells caps, floors and collars, it will earmark cash or segregate liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to

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changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" typically agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. Where a Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Portfolio will generally earmark cash or segregate liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Portfolio costs and expenses and could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference ("CFDs"). Certain Portfolios may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity

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risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Portfolio's shares, may be reduced. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolios are relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment's design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy;

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or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio (except for the Global Franchise, International Real Estate and Small Company Growth Portfolios) will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4)  except with respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Discovery, Global Quality, Multi-Asset, Select Global Infrastructure, Total Emerging Markets and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(8)  except with respect to the Global Quality and Select Global Infrastructure Portfolios, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, that the Frontier Emerging Markets Portfolio will invest more than 25% of its total assets in the banking industry and that the Total Emerging Markets Portfolio will invest more than 25% of its total assets in the investment company industry;

(9)  with respect to the Global Quality and Select Global Infrastructure Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Select Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry; and

(10)  except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

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Each of the Global Franchise, International Real Estate and Small Company Growth Portfolios will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

(2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4)  except with respect to the Global Franchise Portfolio and the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

(6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

(7)  except with respect to the International Real Estate Portfolio, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(8)  with respect to the International Real Estate Portfolio only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry; and

(9)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio will not:

(1)  purchase on margin or sell short except (i) that the Emerging Markets Domestic Debt and the Emerging Markets External Debt Portfolios may sell securities short without limitation but consistent with applicable legal requirements as stated in their Prospectuses; (ii) that each Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

(2)  except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may purchase securities while borrowings exceed 5% of their total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

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(4)  except with respect to the Total Emerging Markets Portfolio, invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

With respect to its Fundamental Investment Restriction 8, the Total Emerging Markets Portfolio's concentration of its investments in the investment company industry refers to its investments in the Underlying Funds.

Although the Total Emerging Markets Portfolio is classified as a non-diversified fund, certain Underlying Funds are diversified and, accordingly, such Underlying Funds are required to meet certain diversification requirements under federal securities law. Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Total Emerging Markets Portfolio may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit the Total Emerging Markets Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the statement of additional information for that Underlying Fund.

Whether diversified or non-diversified, each Portfolio will satisfy the diversification requirements for tax treatment as a regulated investment company ("RIC"). As a result, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of one or more "qualified" publicly traded partnerships. Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Fund may adopt different limitations.

The investment policies, limitations or practices of the Portfolios may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Advisers or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Global Franchise and Global Quality Portfolios); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

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With respect to the Global Franchise and Global Quality Portfolios, complete holdings will be available on a quarterly basis 15 calendar days after the quarter-end to current shareholders who call (800) 548-7786 or email client service at msimcs@morganstanley.com.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as-needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

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The Adviser, the Sub-Advisers, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Blackrock Financial Management Inc.(*)(4)	Complete portfolio holdings	Daily basis	(2)
KPMG LLP(*)(5)	Information regarding the Portfolio's holdings in	Monthly basis	Approximately five to eight business days after
	KPMG LLP's top		month end
audit clients
R.V. Kuhns & Associates, Inc.(*)(5)	Information regarding the Portfolio's holdings in	Monthly basis	Approximately five to eight business days after
	KPMG LLP's top		month end
audit clients
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Citigroup(*)	Complete portfolio holdings	Quarterly basis(3)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)(6)	Complete portfolio holdings	As needed	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  This information will also be provided upon request from time to time.

  (4)  With respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios, only.

  (5)  With respect to the Emerging Markets and Global Real Estate Portfolios, only.

  (6)  With respect to the Emerging Markets, Growth, International Equity, Small Company Growth and U.S. Real Estate Portfolios, only.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third-parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third-parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

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The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

Information concerning how Portfolio shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Portfolio's Prospectus. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV per share of each Portfolio is calculated on days that the New York Stock Exchange ("NYSE") is open for business. NAV per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Portfolio, the "Pricing Time"). Certain Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open.

Additional Purchase Information

You may purchase Class I and Class L shares directly from the Fund by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing Class I, Class A, Class H and/or Class L shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary"). Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment Through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time), the purchase will be executed at the NAV computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the NAV next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Check. An account may be opened and you may purchase Class I and Class L shares by completing and signing a New Account Application and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — [Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV per share of each of the Portfolios determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem Class I, Class A, Class H and Class L shares at the NAV per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

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Conversion to a New Share Class

If the value of an account containing shares of a Portfolio falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Portfolio's Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares

If your account has been converted to a new share class and the value of an account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Portfolio's Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions

The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Further Redemption Information

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the applicable Portfolio's Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.

Valuation of Shares

NAV per share is determined by dividing the total market value of each Portfolio's investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A shares, Class H shares and Class L shares.

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In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the closing price, last sales price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser or Sub-Advisers determine such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser or Sub-Advisers.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class H and Class L shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class H and Class L shares will generally be lower than the NAV of Class I shares as a result of the shareholder services fees charged to Class A and Class H shares and the distribution and shareholder services fees charged to Class L shares and certain other class-specific expenses of Class A, Class H and Class L shares.

MANAGEMENT OF THE FUND

General

The Directors oversee the Fund's affairs under the laws governing corporations in the State of Maryland. The Directors have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

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Directors and Officers

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent" Directors of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Portfolios. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, the Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

The Directors of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by

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each Independent Director (as of December 31, 2013) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley AIP Funds") (collectively, the "Morgan Stanley Funds").

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Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

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Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U. S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Joseph J. Kearns (71) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds(since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton and Edward J. Meehan.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2013 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2013)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2013)
Independent:
Frank L. Bowman(1)	(2)	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	(3)	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	(4)	over $100,000
Michael F. Klein	(5)	over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2013)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2013)
Michael E. Nugent	(6)	over $100,000
W. Allen Reed(1)	(7)	over $100,000
Fergus Reid(1)	(8)	over $100,000
Interested:
James F. Higgins	None	$1-$10,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

  2  Growth Portfolio ($10,001-$50,000) and Small Company Growth Portfolio ($50,001-$100,000).

  3  Small Company Growth Portfolio (over $100,000).

  4  Emerging Markets Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  5  Emerging Markets Portfolio ($50,001-$100,000); Global Real Estate Portfolio ($50,001-$100,000); International Equity Portfolio ($50,001-$100,000) and Small Company Growth Portfolio ($50,001-$100,000).

  6  Global Franchise Portfolio (over $100,000).

  7  Emerging Markets Portfolio (over $100,000); Growth Portfolio (over $100,000); International Equity Portfolio ($10,001-$50,000); Small Company Growth Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  8  Growth Portfolio (over $100,000); International Equity Portfolio (over $100,000); U.S. Real Estate Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2013, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

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The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael F. Klein, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

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During the Fund's fiscal year ended December 31, 2013, the Board of Directors held the following meetings:

Board of Directors	7
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	4

Experience, Qualifications and Attributes. The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the U.S. Naval Submarine League, the American Shipbuilding Suppliers Association and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Executive Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

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Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairperson of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

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Compensation

Effective January 1, 2014, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $230,000 ($220,000 prior to January 1, 2014) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $460,000 ($440,000 prior to January 1, 2014) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2013 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2013.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman	$27,285	$251,500
Michael Bozic	26,794	251,500
Kathleen A. Dennis	27,285	251,500
Manuel H. Johnson	30,165	283,000
Joseph J. Kearns(3)	31,848	339,000
Michael F. Klein	27,285	251,500
Michael E. Nugent	46,966	440,000
W. Allen Reed(2)(3)	20,486	188,625
Fergus Reid(3)	26,794	281,750
Name of Interested Director:
James F. Higgins	23,499	220,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Director deferred compensation from the Fund during the fiscal year ended December 31, 2013: Mr. Reed, $20,486.

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  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2013 before deferral by the Directors under the DC Plan. As of December 31, 2013, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $616,245, $1,379,775 and $739,593, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the fiscal year ended December 31, 2013, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

Name of Independent Director:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic(2)	$(12,584)	$43,940
Manuel H. Johnson	$30,205	$64,338
Michael E. Nugent(2)	$(9,647)	$57,539

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

  (2)  Messrs. Bozic's and Nugent's retirement expenses are negative due to the fact that their expenses have been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS"), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary,

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if such fees would cause the total annual operating expenses of each such Portfolio to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Portfolio (except for the Active International Allocation, Growth and International Equity Portfolios) will continue for at least one year (with respect to the Active International Allocation, Growth and International Equity Portfolios, at least two years from the date of the applicable reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. In addition, with respect to the Growth Portfolio, in connection with the applicable reorganization, for at least two years from the date of the applicable reorganization or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such reimbursement when it deems such action is appropriate, the Adviser has agreed to reimburse 0.01% of expenses of the Class A shares of the Growth Portfolio to the extent that total annual operating expenses of the Class A shares of the Growth Portfolio exceed 0.96%.

The following table reflects for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2011, 2012 and 2013.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2011 (000)	2012 (000)	2013 (000)	2011 (000)	2012 (000)	2013 (000)	2011 (000)	2012 (000)	2013 (000)
Active International Allocation	$2,202	$1,745	$2,023	$407	$256	$226	$26	$47	$61
Advantage	$0	$0	$0	$51	$89	$125	@	$1	$1
Asian Equity	$0	$0	$0	$14	$48	$74	@	@	@
Emerging Markets	$20,287	$13,035	$12,014	$0	$2,582	$3,174	$225	$126	$151
Emerging Markets Domestic Debt	$271	$337	$114	$238	$274	$295	$13	$12	$3
Emerging Markets External Debt	*	$0	$0	*	$101	$163	*	$2	$1
Frontier Emerging Markets	*	$0	$1,290	*	$111	$118	*	@	$10
Global Advantage	$0	$0	$0	$19	$23	$29	@	@	@
Global Discovery	$0	$0	$0	$25	$45	$75	@	@	$1
Global Franchise	$1,383	$2,655	$4,613	$16	$0	$0	$9	$17	$25
Global Insight	$0	$0	$0	@	$10	$14	$0	@	@
Global Opportunity	$0	$0	$0	$112	$127	$91	@	$1	@
Global Quality	*	*	$0	*	*	$19	*	*	@
Global Real Estate	$12,722	$15,205	$18,204	$2	$0	$20	$58	$65	$46
Growth	$4,278	$4,127	$4,608	$0	$0	$0	$26	$32	$49
Insight	$0	$0	$0	@	$8	$14	$0	@	@
International Advantage	$0	$0	$0	$19	$22	$26	@	@	@
International Equity	$32,354	$32,867	$39,411	$1,356	$957	$1,432	$131	$146	$175
International Opportunity	$0	$0	$0	$61	$56	$62	@	@	$1
International Real Estate	$2,626	$1,177	$774	$0	$203	$307	$3	$3	$3
International Small Cap	$3,436	$1,686	$706	$153	$243	$196	$7	$9	$2
Multi-Asset	*	$0	$0	*	$92	$354	*	$9	$29
Opportunity	$1,197	$1,134	$1,091	$184	$79	$20	$3	$6	$10
Select Global Infrastructure	$0	$0	$0	$100	$125	$202	@	$1	$1
Small Company Growth	$13,471	$11,503	$14,910	$855	$938	$594	$51	$38	$113
Total Emerging Markets	*	$0	$0	*	$3	$4	*	@	@
U.S. Real Estate	$7,165	$7,684	$7,707	$140	$0	$129	$27	$25	$17

  *  Not operational for the period.

  @  Amount is less than $500.

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The following table reflects the contractual advisory fee and the maximum expense ratios for each Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class H	Expense Cap Class L
Active International Allocation	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.25%	N/A	1.75%
Advantage	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	N/A	1.19%
Asian Equity	0.95% of the portion of the daily net assets not exceeding $1 billion; and 0.90% of the daily net assets exceeding $1 billion.	1.45%	1.80%	N/A	2.30%
Emerging Markets	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.	1.25%	1.60%	N/A	2.10%
Emerging Markets Domestic Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.45%
Emerging Markets External Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.20%	N/A	1.45%
Frontier Emerging Markets	1.25% of average daily net assets.	1.85%	2.20%	N/A	2.70%
Global Advantage	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.30%	1.65%	N/A	2.15%
Global Discovery	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.35%	1.70%	N/A	2.20%
Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	1.85%

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Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class H	Expense Cap Class L
Global Insight	1.00% of the portion of the daily net assets not exceeding $1 billion; 0.95% of the portion of the daily net assets exceeding $1 billion.	1.35%	1.70%	N/A	2.20%
Global Opportunity	0.90% of the portion of the daily net assets not exceeding $750 million; 0.85% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.25%	1.60%	N/A	1.65%
Global Quality	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.20%	1.55%	N/A	2.05%
Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2.5 billion; and 0.80% of the portion of the daily net assets exceeding $2.5 billion.	1.05%	1.40%	N/A	1.90%
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	0.70%*	1.05%*	N/A	1.55%*
Insight	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	N/A	1.90%
International Advantage	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.25%	1.60%	N/A	2.10%
International Equity	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.	0.95%	1.30%	N/A	1.80%
International Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.50%	N/A	2.00%
International Real Estate	0.80% of daily net assets.	1.00%	1.35%	1.35%	1.85%
International Small Cap	0.95% of the portion of the daily net assets not exceeding $1.5 billion; 0.90% of the portion of the daily net assets exceeding $1.5 billion.	1.15%	1.50%	N/A	2.00%

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Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A†	Expense Cap Class H	Expense Cap Class L
Multi-Asset	0.85% of the portion of the daily net assets not exceeding $750 million; 0.80% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.75% of the portion of the daily net assets exceeding $1.5 billion.	1.10%	1.45%	N/A	1.95%
Opportunity	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.88%	1.23%	N/A	1.73%
Select Global Infrastructure	0.85% of daily net assets.	1.15%	1.50%	N/A	2.00%
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.40%	N/A	1.90%
Total Emerging Markets	0.20% of average daily net assets.	1.35%	1.70%	N/A	2.20%
U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.35%	N/A	1.85%

  †  Effective September 9, 2013, Class P shares of each Portfolio (except the Global Quality Portfolio) and Class H shares of each of the Global Insight and Insight Portfolios were renamed Class A shares.

  *  Following the two year period from the date of the applicable reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Growth Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A and 1.65% for Class L. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets, Global Franchise, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios) and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asian Equity, Emerging Markets, Global Franchise, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

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Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc., see "Distribution of Shares."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2011 ($000)	2012 ($000)	2013 ($000)
Active International Allocation	$324	$252	$284
Advantage	$5	$9	$13
Asian Equity	$1	$4	$6
Emerging Markets	$1,375	$1,043	$1,015
Emerging Markets Domestic Debt	$56	$66	$44
Emerging Markets External Debt	*	$11	$17
Frontier Emerging Markets	*	$7	$91
Global Advantage	$2	$2	$3
Global Discovery	$2	$4	$7
Global Franchise	$141	$267	$468
Global Insight	@	$1	$1
Global Opportunity	$10	$11	$8
Global Quality	*	*	$2
Global Real Estate	$1,203	$1,437	$1,720
Growth	$689	$666	$747
Insight	@	$1	$1
International Advantage	$2	$2	$2
International Equity	$3,384	$3,397	$4,102
International Opportunity	$5	$5	$6
International Real Estate	$263	$138	$108
International Small Cap	$303	$163	$76
Multi-Asset	*	$9	$33
Opportunity	$222	$195	$179
Select Global Infrastructure	$9	$12	$19
Small Company Growth	$1,295	$1,109	$1,417
Total Emerging Markets	*	$1	$2
U.S. Real Estate	$756	$797	$813

  *  Not operational for the period.

  @  Amount is less than $500.

68

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Fund.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Fund's custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Fund.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley's compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser's Investment Management Alignment Plan ("IMAP"), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley's Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

69

• IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which: causes a restatement of Morgan Stanley's consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley's Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third-parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers as of December 31, 2013 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Active International Allocation
Ann D. Thivierge	1	$270.3 million	1	$22.6 million	10(1)	$6.7 billion(1)
Asian Equity
Munib Madni	5	$2.3 billion	5	$2.7 billion	19(2)	$12.7 billion(2)
Samuel Rhee	9	$3.5 billion	5	$2.7 billion	20(3)	$14.0 billion(3)
May Yu	2	$879.7 million	3	$356.3 million	5	$8.0 billion
Advantage
Sam G. Chainani	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
David S. Cohen	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Dennis P. Lynch	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Armistead B. Nash	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Alexander T. Norton	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Jason C. Yeung	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Emerging Markets
Gaite Ali	3	$718.2 million	6	$4.6 billion	17(5)	$7.7 billion(5)
Eric Carlson	7	$1.4 billion	5	$2.8 billion	15(3)	$6.0 billion(3)
Munib Madni	5	$1.2 billion	5	$2.7 billion	19(2)	$12.7 billion(2)
Ana Cristina Piedrahita	6	$1.3 billion	6	$3.2 billion	17(5)	$7.7 billion(5)
Paul C. Psaila	8	$1.4 billion	5	$2.8 billion	15(3)	$6.0 billion(3)
Samuel Rhee	9	$2.4 billion	5	$2.7 billion	20(3)	$14.0 billion(3)
Ruchir Sharma	7	$1.6 billion	6	$4.1 billion	15(3)	$6.0 billion(3)
Emerging Markets Domestic Debt
Eric J. Baurmeister	6	$2.1 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Federico L. Kaune	5	$2.0 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Emerging Markets External Debt
Eric J. Baurmeister	6	$2.1 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Federico L. Kaune	5	$2.0 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Frontier Emerging Markets
Tim Drinkall	0	$0	4	$2.8 billion	15(3)	$6.0 billion(3)

70

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Advantage
Sam G. Chainani	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
David S. Cohen	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Dennis P. Lynch	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Armistead B. Nash	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Alexander T. Norton	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Jason C. Yeung	25	$21.7 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Global Discovery
Burak Alici	3	$91.6 million	1	$77.7 thousand	0	$0
Global Franchise
Vladimir A. Demine	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Christian Derold	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
William D. Lock	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Bruno Paulson	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Marcus Watson	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Peter J. Wright†	4	$6.1 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Global Insight
Burak Alici	3	$100.5 million	1	$77.7 thousand	0	$0
Global Opportunity
Kristian Heugh	3	$265.2 million	1	$101.5 million	0	$0
Global Quality
Vladimir A. Demine	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Christian Derold	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
William D. Lock	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Bruno Paulson	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Marcus Watson	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Peter J. Wright†	4	$6.8 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Global Real Estate
Theodore R. Bigman	12	$3.7 billion	14	$7.2 billion	53(8)	$6.7 billion(8)
Bill Grant*	0	$0	9	$6.0 billion	48(9)	$5.5 billion(9)
Angeline Ho	4	$734.4 million	9	$5.8 billion	44(9)	$4.5 billion(10)
Michiel te Paske	4	$734.4 million	10	$5.7 billion	45(9)	$4.7 billion(10)
Sven van Kemenade	4	$734.4 million	10	$5.7 billion	45(9)	$4.7 billion(10)
Growth
Sam G. Chainani	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
David S. Cohen	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Dennis P. Lynch	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Armistead B. Nash	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Alexander T. Norton	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Jason C. Yeung	25	$20.5 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Insight
Burak Alici	3	$99.9 million	1	$77.7 thousand	0	$0
International Advantage
Kristian Heugh	3	$274.1 million	1	$101.5 million	0	$0
International Equity
Vladimir A. Demine	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Christian Derold	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
William D. Lock	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Bruno Paulson	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Marcus Watson	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
Peter J. Wright†	4	$1.2 billion	9	$14.6 billion	75(7)	$17.3 billion(7)
International Opportunity
Kristian Heugh	3	$269.3 million	1	$101.5 million	0	$0
International Real Estate
Theodore R. Bigman	12	$5.7 billion	14	$7.2 billion	53(8)	$6.7 billion(8)
Angeline Ho	4	$2.7 billion	9	$5.8 billion	44(9)	$4.5 billion(10)
Michiel te Paske	4	$2.7 billion	10	$5.7 billion	45(9)	$4.7 billion(10)
Sven van Kemenade	4	$2.7 billion	10	$5.7 billion	45(9)	$4.7 billion(10)

71

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Small Cap
Burak Alici	3	$14.3 million	1	$77.7 thousand	0	$0
Multi-Asset
Mark A. Bavoso	2	$653.9 million	1	$88.6 million	9(3)	$5.1 billion(3)
Cyril Moullé-Berteaux	3	$656.2 million	2	$4.8 billion	9(3)	$5.1 billion(3)
Sergei Parmenov	0	$0	1	$4.7 billion	9(3)	$5.1 billion(3)
Opportunity
Kristian Heugh	3	$22.7 million	1	$101.5 million	0	$0
Select Global Infrastructure
Theodore R. Bigman	12	$5.8 billion	14	$7.2 billion	53(8)	$6.7 billion(8)
Matthew King	3	$456.8 million	1	$364.7 million	0	$0
Small Company Growth
Sam G. Chainani	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
David S. Cohen	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Dennis P. Lynch	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Armistead B. Nash	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Alexander T. Norton	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Jason C. Yeung	25	$19.3 billion	6	$7.1 billion	12(4)	$2.2 billion(4)
Total Emerging Markets
Eric J. Baurmeister	6	$2.1 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Jitania Kandhari	0	$0	0	$0	0	$0
Federico Kaune	5	$2.0 billion	11	$1.9 billion	9(6)	$5.0 billion(6)
Cyril Moullé-Berteaux	3	$781.7 million	2	$4.8 billion	9(3)	$5.1 billion(3)
Sergei Parmenov	0	$0	1	$4.7 billion	0	$0
Paul C. Psaila	8	$2.5 billion	5	$2.8 billion	15(3)	$6.0 billion(3)
U.S. Real Estate
Theodore R. Bigman	12	$4.9 billion	14	$7.2 billion	53(8)	$6.7 billion(8)
Bill Grant*	0	$0	9	$6.0 billion	48(9)	$5.5 billion(9)

  *  As of January 31, 2014.

  (1)  Of these other accounts, three accounts with a total of approximately $630.9 million in assets had performance-based fees.

  (2)  Of these other accounts, two accounts with a total of approximately $835.2 million in assets had performance-based fees.

  (3)  Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance-based fees.

  (4)  Of these other accounts, two accounts with a total of approximately $593.0 million in assets had performance-based fees.

  (5)  Of these other accounts, four accounts with a total of approximately $3.8 billion in assets had performance-based fees.

  (6)  Of these other accounts, one account with a total of approximately $259.4 million in assets had performance-based fees.

  (7)  Of these other accounts, three accounts with a total of approximately $970.7 million in assets had performance-based fees.

  (8)  Of these other accounts, 14 accounts with a total of approximately $1.2 billion in assets had performance-based fees.

  (9)  Of these other accounts, 11 accounts with a total of approximately $631.4 million in assets had performance-based fees.

  (10)  Of these other accounts, nine accounts with a total of approximately $322.4 million in assets had performance-based fees.

  †  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management.
72

Securities Ownership of Portfolio Managers

As of December 31, 2013 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Portfolio and Portfolio Managers	Portfolio Holdings
Active International Allocation
Ann D. Thivierge	$500,001-$1 million
Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Asian Equity
Munib Madni	$500,001-$1 million
Samuel Rhee	Over $1 million
May Yu	$10,001-$50,000
Emerging Markets
Gaite Ali	$100,001-$500,000
Eric Carlson	$100,001-$500,000
Munib Madni	None
Ana Cristina Piedrahita	$50,001-$100,000
Paul C. Psaila	$100,001-$500,000
Samuel Rhee	None
Ruchir Sharma	$500,001-$1 million
Emerging Markets Domestic Debt
Eric Baurmeister	$100,001-$500,000
Federico Kaune	None
Emerging Markets External Debt
Eric J. Baurmeister	$100,001-$500,000
Federico Kaune	None
Frontier Emerging Markets
Tim Drinkall	None
Global Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Global Discovery
Burak Alici	$500,001-$1 million
Global Franchise
Vladimir A. Demine	$100,001-$500,000
Christian Derold	$50,001-$100,000
William D. Lock	Over $1 million
Bruno Paulson	Over $1 million
Marcus Watson	$10,001-$50,000
Peter J. Wright†	Over $1 million
Global Insight
Burak Alici	$100,001-$500,000
Global Opportunity
Kristian Heugh	Over $1 million
Global Quality
Vladimir A. Demine	None
Christian Derold	$100,001-$500,000
William D. Lock	Over $1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	None
Peter J. Wright†	None
Global Real Estate
Theodore R. Bigman	$500,001-$1 million
Bill Grant*	$10,001-$50,000
Angeline Ho	None**
Michiel te Paske	None**
Sven van Kemenade	None**

73

Portfolio and Portfolio Managers	Portfolio Holdings
Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$100,001-$500,000
Jason C. Yeung	$100,001-$500,000
Insight
Burak Alici	$100,001-$500,000
International Advantage
Kristian Heugh	$100,001-$500,000
International Equity
Vladimir A. Demine	$50,001-$100,000
Christian Derold	$50,001-$100,000
William D. Lock	$500,001-$1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	$10,001-$50,000
Peter J. Wright†	Over $1 million
International Opportunity
Kristian Heugh	$100,001-$500,000
International Real Estate
Theodore R. Bigman	$500,001-$1 million
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
International Small Cap
Burak Alici	$100,001-$500,000
Multi-Asset
Mark A. Bavoso	$100,001-$500,000
Cyril Moullé-Berteaux	Over $1 million
Sergei Parmenov	$100,001-$500,000
Opportunity
Kristian Heugh	$500,001-$1 million
Select Global Infrastructure
Theodore R. Bigman	$100,001-$500,000
Matthew King	$100,001-$500,000
Small Company Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$50,001-$100,000
Jason C. Yeung	$100,001-$500,000
Total Emerging Markets
Eric J. Baurmeister	None
Jitania Kandhari	None
Federico Kaune	None
Cyril Moullé-Berteaux	None
Sergei Parmenov	None
Paul C. Psaila	None
U.S. Real Estate
Theodore R. Bigman	$100,001-$500,000
Bill Grant*	$10,001-$50,000

  *  As of January 31, 2014.

  **  Not included in the table above, the portfolio manager has made investments in one or more other pooled investment vehicles (i.e., funds not formed or registered in the United States) managed by the same portfolio management team pursuant to a similar strategy.

  †  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management.

74

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund's legal counsel.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Shareholder Services Plan with respect to the Class A shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the International Real Estate Portfolio and a Distribution and Shareholder Services Plan with respect to Class L shares of each Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class A shares' average daily net assets on an annualized basis. Each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class L shares' average daily net assets on an annualized basis and a distribution fee of up to 0.50% (0.25% with respect to the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios) of the Class L shares' average daily net assets on an annualized basis. The International Real Estate Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class H shares' average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage and Global Opportunity Portfolios to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor may compensate Financial Intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. The Distributor and the Adviser also may compensate third-parties out of their own assets. For the Fund's fiscal year ended December 31, 2013, certain amounts paid by the Fund with respect to the distribution fee were used to compensate Financial Intermediaries for sales of Class L shares of the respective Portfolios.

The Plans for the Class A, Class H and Class L shares were approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

The following table describes the shareholder servicing fees paid by each Portfolio with respect to its Class A, Class H and Class L shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class A, Class H and Class L shares, as applicable, for the fiscal year ended December 31, 2013. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Portfolio	Total Distribution and/or Shareholder Servicing Fees Paid by Portfolio	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A(1)
Active International Allocation	$221,944	$195,897	$26,047
Advantage	6,992	6,358	634
Asian Equity	3,371	2,115	1,256
Emerging Markets	93,654	81,755	11,899
Emerging Markets Domestic Debt	18,981	18,906	75
Emerging Markets External Debt	687	165	522
Frontier Emerging Markets	9,839	10,117	(278)
Global Advantage	1,393	363	1,030
Global Discovery	2,920	1,629	1,291
Global Franchise	165,367	162,959	2,408
Global Insight	838	388	450
Global Opportunity	8,737	7,064	1,673
Global Quality	791	715	76

75

Portfolio	Total Distribution and/or Shareholder Servicing Fees Paid by Portfolio		Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Global Real Estate	$319,885		$290,911	$28,974
Growth	394,998		298,755	96,243
Insight	893		400	493
International Advantage	957		695	262
International Equity	3,247,529		3,211,253	36,276
International Opportunity	959		352	607
International Real Estate	9,719		7,819	1,900
International Small Cap	341		59	282
Multi-Asset	10,486		8,271	2,215
Opportunity	461,323		380,000	81,323
Select Global Infrastructure	6,821		6,060	761
Small Company Growth	555,432		555,221	211
Total Emerging Markets	553		0	553
U.S. Real Estate	283,776		252,373	31,403
Class H
International Real Estate	$226		$197	$29
Class L
Active International Allocation	$76,047		$72,627	$3,420
Advantage	770	(2)	10,488	(9,718)
Asian Equity	765		0	765
Emerging Markets	958		885	73
Emerging Markets Domestic Debt	22,350		21,081	1,269
Emerging Markets External Debt	581		0	581
Frontier Emerging Markets	9,426		5,343	4,083
Global Advantage	1,218		289	929
Global Discovery	1,438		383	1,055
Global Franchise	60,412		58,609	1,803
Global Insight	100		0	100
Global Opportunity	1,292	(3)	2,658	(1,366)
Global Quality	579		350	229
Global Real Estate	53,792		53,189	603
Growth	915		822	93
Insight	574		0	574
International Advantage	904		0	904
International Equity	90,174		79,674	10,500
International Opportunity	898		0	898
International Real Estate	209		122	87
International Small Cap	465		249	216
Multi-Asset	15,965		12,901	3,064
Opportunity	213,099		136,428	76,671
Select Global Infrastructure	3,143		2,115	1,028
Small Company Growth	15,583		14,619	964
Total Emerging Markets	828		0	828
U.S. Real Estate	38,769		35,911	2,858
Fund Total	$6,440,666		$6,009,540	$431,126

  *  Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.

  (1)  Effective September 9, 2013, Class P shares of each Portfolio (except the Global Quality Portfolio) and Class H shares of each of the Global Insight and Insight Portfolios were renamed Class A shares.

  (2)  The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $13,662.

  (3)  The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $1,938.

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Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

  (1)  an ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

  (2)  on Class A, Class H and Class L shares of the Portfolios held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.16% of the total average daily NAV of such shares for the applicable quarterly period;

  (3)  on Class I shares of the Portfolios held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee, payable quarterly, in an amount up to 35% of the advisory fee the Adviser receives from each Portfolio based on the total average daily NAV of such shares for the applicable quarterly period; and

  (4)  on Class A and Class I shares of the Portfolios held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney LLC, an ongoing annual fee, payable quarterly, in an amount up to 0.12% of the total average daily NAV of such shares for the applicable quarterly period.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

  (1)  on Class A, Class H, Class I and Class L shares of the Portfolio held in Intermediary brokerage and/or advisory program accounts, an ongoing annual fee, payable quarterly, in an amount up to 0.15% of the total average daily NAV of such shares for the applicable quarterly period; and/or

  (2)  an ongoing annual fee in an amount up to 0.08% on sales of Class A, Class I and Class L shares of the Portfolio through a Financial Intermediary's brokerage accounts.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney LLC other Intermediaries may provide Morgan Stanley Smith Barney LLC or other Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the securities act.

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BROKERAGE PRACTICES

Portfolio Transactions

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser and/or Sub-Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers that they believe provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or the Sub-Advisers. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliated investment advisers instruct these approved equity brokers to pay for eligible research provided by any executing brokers or third-party research providers, on MSIM's and its affiliated investment advisers' Approved Research Provider List, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as: (i) all client

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accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to orders issued by the SEC, the Fund is permitted to engage in principal transactions, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2011 and 2013, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC. During the fiscal year ended December 31, 2012, the Fund, on behalf of the Asian Equity Portfolio, effected principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid brokerage commissions of approximately $12,788,501, $10,370,748 and $11,846,978, respectively. During the fiscal years ended December 31,

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2011, 2012 and 2013, the Fund paid in the aggregate $157,372, $86,347 and $98,831, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2013, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.83% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.51% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended December 31, 2013, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2013
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$193,229	$0	0.00%	0.00%
Advantage	$8,108	$384	4.74%	5.30%
Asian Equity	$13,900	$910	6.55%	8.66%
Emerging Markets	$2,242,217	$65,644	2.93%	3.26%
Emerging Markets Domestic Debt	$525	$0	0.00%	0.00%
Emerging Markets External Debt	$172	$0	0.00%	0.00%
Frontier Emerging Markets	$931,056	$13,762	1.48%	0.81%
Global Advantage	$2,993	$92	3.07%	2.11%
Global Discovery	$15,276	$501	3.28%	1.47%
Global Franchise	$256,291	$1,423	0.56%	0.24%
Global Insight	$2,172	$62	2.84%	1.76%
Global Opportunity	$8,514	$0	0.00%	0.00%
Global Quality*	$4,248	$0	0.00%	0.00%
Global Real Estate	$2,010,427	$408	0.02%	0.02%
Growth	$363,028	$12,295	3.39%	1.39%
Insight	$1,743	$7	0.41%	0.56%
International Advantage	$3,073	$0	0.00%	0.00%
International Equity	$3,412,347	$0	0.00%	0.00%
International Opportunity	$6,321	$0	0.00%	0.00%
International Real Estate	$193,717	$1	0.00%	0.00%
International Small Cap	$177,787	$3,342	1.88%	1.02%
Multi-Asset	$53,282	$0	0.00%	0.00%
Opportunity	$99,731	$0	0.00%	0.00%
Select Global Infrastructure	$18,189	$0	0.00%	0.00%
Small Company Growth	$1,369,283	$0	0.00%	0.00%
Total Emerging Markets	$0	$0	0.00%	0.00%
U.S. Real Estate	$459,349	$0	0.00%	0.00%

  *  The Portfolio commenced operations on August 30, 2013.

For the fiscal years ended December 31, 2011 and 2012, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows.

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2011 and 2012
	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2012
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Active International Allocation	$222,313	$0	$154,061	$0
Advantage	$3,247	$366	$8,916	$290
Asian Equity	$1,875	$133	$8,245	$118
Emerging Markets	$4,415,616	$68,866	$2,374,068	$25,365
Emerging Markets Domestic Debt	$0	$0	$160	$0
Emerging Markets External Debt*	$—	$—	$34	$0

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	Brokerage Commission Paid During Fiscal Years Ended December 31, 2011 and 2012
	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2012
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Frontier Emerging Markets**	$—	$—	$384,005	$0
Global Advantage	$2,013	$18	$2,725	$1
Global Discovery	$6,051	$316	$8,297	$114
Global Franchise	$135,501	$7	$243,036	$121
Global Insight***	$482	$0	$878	$0
Global Opportunity	$16,173	$280	$15,073	$24
Global Quality****	$—	$—	$—	$—
Global Real Estate	$1,415,361	$37,314	$1,655,553	$17,016
Growth	$259,333	$0	$608,358	$0
Insight***	$468	$0	$1,069	$8
International Advantage	$1,931	$7	$1,973	$0
International Equity	$3,474,209	$0	$2,357,682	$6,382
International Opportunity	$8,121	$106	$6,353	$0
International Real Estate	$312,324	$0	$283,631	$6,401
International Small Cap	$763,576	$0	$772,721	$0
Multi-Asset*****	$—	$—	$24,585	$0
Opportunity	$176,349	$14,168	$119,082	$19,694
Select Global Infrastructure	$12,714	$36	$9,698	$0
Small Company Growth	$1,076,241	$7,272	$813,831	$658
Total Emerging Markets******	$—	$—	$0	$0
U.S. Real Estate	$473,110	$27,699	$516,714	$10,155

  *  The Portfolio commenced operations on May 24, 2012.

  **  The Portfolio commenced operations on September 14, 2012.

  ***  The Portfolio commenced operations on December 28, 2011.

  ****  The Portfolio commenced operations on August 30, 2013.

  *****  The Portfolio commenced operations on June 22, 2012.

  ******  The Portfolio commenced operations on May 31, 2012.

Regular Broker-Dealers

During the fiscal year ended December 31, 2013, the following Portfolios purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the period:

Portfolio	Issuer
Active International Allocation	Barclays Capital Group
Credit Suisse Group AG
Deutsche Bank Financial LLC
HSBC Holdings PLC
UBS Financial Services, Inc.
Frontier Emerging Markets	Credit Suisse Group AG
Deutsche Bank Financial LLC
HSBC Holdings PLC
Merrill Lynch & Co.
UBS Financial Services, Inc.
Global Opportunity	UBS Financial Services, Inc.
International Equity	HSBC Holdings PLC
UBS Financial Services, Inc.
International Real Estate	Nomura Securities
Multi-Asset	Deutsche Bank Financial LLC

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At December 31, 2013, the following Portfolios held securities issued by such brokers or dealers with the following market values:

Portfolio	Regular Broker-Dealer	Approximate Market Value at December 31, 2013
Active International Allocation	HSBC Holdings PLC	$5,390,000
	UBS Financial Services, Inc.	3,116,000
	Barclays Capital Group	2,610,000
	Deutsche Bank Financial LLC	1,847,000
	Credit Suisse Group AG	1,778,000
International Equity	HSBC Holdings PLC	96,843,000
International Real Estate	Nomura Securities	178,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

For the fiscal years ended December 31, 2011 and December 31, 2012, the International Small Cap Portfolio's turnover rates were 64% and 114%, respectively. Due to changes in the investment strategy and portfolio management team, portfolio turnover for the International Small Cap Portfolio increased during that period.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 60.5 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Domestic Debt Portfolio—Class I, Class A, Class L and Class IS shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

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Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Portfolio held the stock for more than a year.

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For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Certain Portfolios may make certain investments indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Portfolio's return on income derived from such investments.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.

If a Portfolio fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Portfolio may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

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You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 39.6% in the case of an individual shareholder and 35% in the case of a corporate shareholder) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable

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dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules.

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For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Except in the case of the Active International Allocation, Asian Equity, Emerging Markets Domestic Debt, Emerging Markets, Emerging Markets External Debt, Frontier Emerging Markets, Global Advantage, Global Discovery, Global Franchise, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income

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taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolios intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax and interest on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2014 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income is not subject to federal income tax if earned directly by the Foreign Shareholder. However, the Fund generally intends to withhold these amounts regardless of the fact that it was not required to do so. Any amounts withheld from payments made to a Foreign Shareholder are eligible to be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Effective July 1, 2014, the Portfolios will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolios to enable the Portfolios to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

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State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2014, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

Portfolio	Name and Address	% of Class
Class I
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	96.07%
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	47.17%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	20.62%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.83%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.28%
	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	5.95%
Asian Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	80.19%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	19.81%
Emerging Markets	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	40.90%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	26.21%

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Portfolio	Name and Address	% of Class
	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	7.31%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	6.62%
Emerging Markets Domestic Debt	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, Fl. 1 Basking Ridge, NJ 07920	44.66%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	19.98%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.61%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	8.59%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	94.94%
Frontier Emerging Markets	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	33.40%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	17.49%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.49%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	10.59%
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.32%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	19.22%

90

Portfolio	Name and Address	% of Class
Global Discovery	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	81.94%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	11.85%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	5.74%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.08%
	Trust Company of Illinois 1901 Butterfield Rd., Ste. 1000 Downers Grove, IL 60515	13.46%
	The Northern Trust Company P.O. Box 92956 Chicago, IL 60675	11.79%
	National Financial Services Corp. 200 Liberty St. New York, NY 10281	11.37%
	Capinco C/O U.S. Bank P.O. Box 1787 Milwaukee, WI 53201	10.01%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	9.99%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.27%
Global Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	88.04%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	11.07%
Global Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	84.37%

91

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.43%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	85.19%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	14.77%
Global Real Estate	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131	21.85%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.74%
	State Street Bank & Trust Co. P.O. Box 5501 Boston, MA 02206	7.56%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.62%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	5.04%
Growth Portfolio	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	48.64%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	17.52%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.07%
Insight	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	78.54%
	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	19.82%

92

Portfolio	Name and Address	% of Class
International Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	68.58%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	31.42%
International Equity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	24.57%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	22.71%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	6.05%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	5.05%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	84.60%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	15.34%
International Real Estate	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	42.38%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	20.84%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	13.97%
International Small Cap	Factory Mutual Insurance Company 225 Wyman St. P.O. Box 9198 Waltham, MA 02451	67.91%
	Global Pension Plan Equities 225 Wyman St. Waltham, MA 02451	13.09%

93

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.59%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	33.15%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.35%
	Dingle & Co. P.O. Box 75000 Detroit, MI	12.20%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	10.00%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8.82%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	6.77%
Opportunity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	32.59%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	23.80%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	22.63%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	5.01%
Select Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	46.57%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	28.21%

94

Portfolio	Name and Address	% of Class
	Society of Composers Authors and Music Publishers of Canada 41 Valleybrook Dr. Toronto, ON M3B 2S6 Canada	17.38%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	7.61%
Small Company Growth	National Financial Services Corp. 200 Liberty St. New York, NY 10281	43.68%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	15.02%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	6.29%
Total Emerging Markets	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
U.S. Real Estate	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	20.43%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	20.03%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	12.88%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	10.09%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.74%
Class A
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	71.91%
	State Street Bank And Trust Co. 105 Rosemont Ave. Westwood, MA 02090	8.96%

95

Portfolio	Name and Address	% of Class
Advantage	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	37.93%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.96%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.08%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	6.12%
Asian Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	80.07%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	15.07%
Emerging Markets Domestic Debt	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	50.19%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	47.50%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	95.82%
Frontier Emerging Markets	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	39.90%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	33.29%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	16.35%
Global Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	29.98%

96

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	27.42%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.31%
	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	17.68%
Global Discovery	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	58.31%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	21.43%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	8.64%
	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	5.35%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	46.37%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	33.47%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	14.28%
Global Insight	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	87.12%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	6.96%

97

Portfolio	Name and Address	% of Class
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	23.48%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	20.03%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.42%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	88.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.32%
Global Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	67.21%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	11.76%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville FL 32246	5.13%
Growth Portfolio	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	34.56%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	14.53%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.85%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.13%
	DCGT 711 High St. Des Moines, IA 50392	10.69%

98

Portfolio	Name and Address	% of Class
	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218	5.08%
Insight	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	83.04%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.31%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	7.16%
International Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	49.31%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	41.11%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.01%
International Equity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	93.37%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	73.61%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	23.53%
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	63.38%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9.15%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.54%

99

Portfolio	Name and Address	% of Class
	Nora Effron c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	7.14%
International Small Cap	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	69.95%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.44%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	11.48%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	60.29%
	Raymond James 880 Carillon Pkwy. St Petersburg, FL 33716	10.95%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	7.71%
	Post & Co. c/o The Bank Of New York Mellon P.O. Box 1066 Wall Street Station New York, NY 10268	5.68%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.83%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.82%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.41%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.85%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	5.13%

100

Portfolio	Name and Address	% of Class
Select Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.02%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.85%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	12.45%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	5.59%
Small Company Growth	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	40.92%
	State Street Bank & Trust Co. 2 Avenue De Lafayette Boston, MA 02111	20.94%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.95%
	Great-West Trust Co. 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	5.06%
Total Emerging Markets	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	99.92%
U.S. Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	44.24%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.92%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.49%
Class H
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	89.65%

101

Portfolio	Name and Address	% of Class
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	10.35%
Class L
Active International Allocation	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	80.79%
Advantage	Great-West Trust Company LLC 8515 E Orchard Rd. Greenwood Village, CO 80111	48.89%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	31.38%
Asian Equity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.08%
Emerging Markets Domestic Debt	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	91.08%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	8.69%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	93.81%
	Kristy Watson c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	6.19%
Frontier Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	66.72%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.26%

102

Portfolio	Name and Address	% of Class
Global Advantage	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	61.54%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	38.46%
Global Discovery	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	50.13%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	43.75%
Global Franchise	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	99.84%
Global Insight	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Opportunity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	33.51%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	15.16%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	10.92%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.70%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	6.28%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	92.97%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	7.03%

103

Portfolio	Name and Address	% of Class
Global Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	99.39%
Growth Portfolio	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	79.68%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.40%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.12%
Insight	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	86.67%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	13.33%
International Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.67%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.03%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	5.34%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Real Estate	TD Ameritrade 5923 Braeburn Pl. Pittsburgh, PA 15232	86.46%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	13.54%

104

Portfolio	Name and Address	% of Class
International Small Cap	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	88.21%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	8.21%
Multi-Asset	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	99.33%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.81%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	10.64%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E, 2nd Fl. Jacksonville, FL 32246	7.46%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.41%
Select Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.28%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	24.82%
Small Company Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	69.73%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.40%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.22%
Total Emerging Markets	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	84.65%

105

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	15.35%
U.S. Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.12%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	5.02%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%
Class IS
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	93.98%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	6.02%
Emerging Markets Domestic Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Quality	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Real Estate	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	38.72%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	12.41%

106

Portfolio	Name and Address	% of Class
	The California Wellness Foundation 6320 Canoga Ave., Ste. 1700 Woodland Hills, CA 91367	9.25%
	Linercouse & Co. 1200 Crown Colony Drive Quincy, MA 02169	5.82%
Growth	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	93.04%
International Equity	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	42.54%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	13.81%
	The TJX Companies Inc. 770 Cochituate Rd. Framingham, MA 01701	11.57%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	9.34%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Real Estate	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Select Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Small Company Growth	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	38.68%
	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	29.03%

107

Portfolio	Name and Address	% of Class
	Frontier Trust Company P.O. Box 10758 Fargo, ND 58106	20.75%
	T. Rowe Price Trust Co. P.O. Box 17215 Baltimore, MD 21297	6.55%
U.S. Real Estate	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. Control persons could have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	21.38%	11.02%	7.00%	6.56%
Class A‡	01/02/96	20.94%	10.75%	6.73%	5.88%
Class L	06/14/12	20.34%	N/A	N/A	25.97%
Advantage* Class I	06/30/08	37.11%	24.71%	N/A	12.11%
Class A‡	05/21/10	36.65%	N/A	N/A	21.44%
Class L	06/30/08	36.97%	24.59%	N/A	11.96%
Asian Equity Class I	12/28/10	-0.05%	N/A	N/A	1.65%
Class A‡	12/28/10	-0.15%	N/A	N/A	1.45%
Class L	12/28/10	-0.56%	N/A	N/A	0.95%
Emerging Markets Class I	09/25/92	-0.80%	14.34%	10.76%	8.75%
Class A‡	01/02/96	-1.07%	14.04%	10.48%	7.64%
Class L	04/27/12	-1.56%	N/A	N/A	2.68%
Emerging Markets Domestic Debt Class I	02/01/94	-12.54%	7.00%	6.12%	8.70%
Class A‡	01/02/96	-12.76%	6.74%	5.86%	8.75%
Class L	06/16/08	-13.00%	6.24%	N/A	3.24%
Emerging Markets External Debt Class I	05/24/12	-8.79%	N/A	N/A	2.92%
Class A‡	05/24/12	-9.05%	N/A	N/A	2.64%
Class L	05/24/12	-9.41%	N/A	N/A	2.21%
Frontier Emerging Markets** Class I	08/25/08	32.95%	13.45%	N/A	1.23%
Class A‡	09/14/12	32.53%	N/A	N/A	29.52%
Class L	09/14/12	31.81%	N/A	N/A	28.84%

108

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Advantage Class I	12/28/10	29.71%	N/A	N/A	16.92%
Class A‡	12/28/10	29.48%	N/A	N/A	16.62%
Class L	12/28/10	28.78%	N/A	N/A	16.04%
Global Discovery Class I	12/28/10	40.72%	N/A	N/A	19.39%
Class A‡	12/28/10	40.33%	N/A	N/A	19.10%
Class L	12/28/10	39.68%	N/A	N/A	18.49%
Global Franchise Class I	11/28/01	19.71%	17.45%	10.43%	11.93%
Class A‡	11/28/01	19.42%	17.13%	10.14%	11.63%
Class L	04/27/12	18.78%	N/A	N/A	11.69%
Global Insight Class I	12/28/11	30.89%	N/A	N/A	29.91%
Class A‡	12/28/11	30.52%	N/A	N/A	29.59%
Class L	12/28/11	29.82%	N/A	N/A	28.90%
Global Opportunity* Class I	05/30/08	40.12%	27.43%	N/A	10.00%
Class A‡	05/21/10	39.80%	N/A	N/A	20.29%
Class L	05/30/08	39.79%	26.99%	N/A	9.66%
Global Real Estate Class I	08/30/06	3.55%	15.61%	N/A	2.82%
Class A‡	08/30/06	3.18%	15.29%	N/A	2.54%
Class L	06/16/08	2.77%	14.73%	N/A	2.46%
Growth Class I	04/02/91	48.60%	27.31%	10.15%	10.53%
Class A‡	01/02/96	48.22%	27.00%	9.87%	9.25%
Class L	04/27/12	47.44%	N/A	N/A	22.91%
Insight Class I	12/28/11	40.20%	N/A	N/A	33.92%
Class A‡	12/28/11	39.73%	N/A	N/A	33.56%
Class L	12/28/11	39.13%	N/A	N/A	32.92%
International Advantage Class I	12/28/10	12.72%	N/A	N/A	10.43%
Class A‡	12/28/10	12.43%	N/A	N/A	10.15%
Class L	12/28/10	11.88%	N/A	N/A	9.61%
International Equity Class I	08/04/89	20.39%	11.39%	7.02%	9.43%
Class A‡	01/02/96	20.13%	11.11%	6.76%	8.65%
Class L	06/14/12	19.49%	N/A	N/A	23.84%
International Opportunity Class I	03/31/10	26.47%	N/A	N/A	11.51%
Class A‡	03/31/10	26.12%	N/A	N/A	11.23%
Class L	03/31/10	25.49%	N/A	N/A	10.66%
International Real Estate Class I	10/01/97	5.56%	14.34%	7.92%	8.77%
Class A‡	10/01/97	5.28%	14.03%	7.65%	8.50%
Class H	04/27/12	5.27%	N/A	N/A	15.87%
Class L	04/27/12	4.73%	N/A	N/A	15.30%
International Small Cap Class I	12/15/92	25.75%	10.73%	6.02%	9.14%
Class A‡	10/21/08	25.32%	10.45%	N/A	10.36%
Class L	04/27/12	24.72%	N/A	N/A	11.66%
109

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Multi-Asset Class I	06/22/12	18.24%	N/A	N/A	14.89%
Class A‡	06/22/12	17.86%	N/A	N/A	14.58%
Class L	06/22/12	17.23%	N/A	N/A	13.97%
Opportunity* Class I	08/12/05	43.92%	27.38%	N/A	10.82%
Class A‡	05/21/10	43.51%	N/A	N/A	20.27%
Class L	05/28/98	42.78%	26.33%	9.22%	5.51%
Select Global Infrastructure Class I	09/20/10	17.91%	N/A	N/A	17.48%
Class A‡	09/20/10	17.69%	N/A	N/A	17.19%
Class L	09/20/10	16.98%	N/A	N/A	16.59%
Small Company Growth Class I	11/01/89	62.26%	26.58%	11.42%	12.43%
Class A‡	01/02/96	61.88%	26.23%	11.13%	11.84%
Class L	11/11/11	60.97%	N/A	N/A	31.81%
Total Emerging Markets Class I	05/31/12	-6.00%	N/A	N/A	6.22%
Class A‡	05/31/12	-6.19%	N/A	N/A	5.94%
Class L	05/31/12	-6.67%	N/A	N/A	5.41%
U.S. Real Estate Class I	02/24/95	2.45%	16.19%	9.38%	12.31%
Class A‡	01/02/96	2.14%	15.87%	9.10%	11.39%
Class L	11/11/11	1.62%	N/A	N/A	8.35%

†    Performance information for the Class I, Class A and Class L shares of the Global Quality Portfolio will be provided once the Class I, Class A and Class L shares have completed a full calendar year of operations.

‡    Effective September 9, 2013, Class P shares of each Portfolio and Class H shares of each of the Global Insight and Insight Portfolios were renamed Class A shares.

*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund. The Predecessor Fund had an October 31 fiscal year end.

The average annual compounded rates of return, inclusive of a maximum sales charge of 4.75%, of the Class H shares of the International Real Estate Portfolio for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inceptions
International Real Estate Class H	04/27/12	0.29%	N/A	N/A	12.58%

The average annual compounded rates of return, inclusive of a maximum sales charge of 5.25% (4.25% with respect to the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios), of the Class A shares‡ of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class A	01/02/96	14.58%	9.57%	6.15%	5.56%
Advantage Class A	05/21/10	29.44%	N/A	N/A	19.63%

110

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Asian Equity Class A	12/28/10	-5.35%	N/A	N/A	-0.34%
Emerging Markets Class A	01/02/96	-6.26%	12.81%	9.89%	7.32%
Emerging Markets Domestic Debt Class A	01/02/96	-16.47%	5.82%	5.40%	8.49%
Emerging Markets External Debt Class A	05/24/12	-12.90%	N/A	N/A	-0.07%
Frontier Emerging Markets Class A	09/14/12	25.55%	N/A	N/A	24.26%
Global Advantage Class A	12/28/10	22.68%	N/A	N/A	14.56%
Global Discovery Class A	12/28/10	32.92%	N/A	N/A	16.99%
Global Franchise Class A	11/28/01	13.15%	15.88%	9.55%	11.14%
Global Insight Class A	12/28/11	23.71%	N/A	N/A	26.18%
Global Opportunity Class A	05/21/10	32.41%	N/A	N/A	18.50%
Global Real Estate Class A	08/30/06	-2.25%	14.07%	N/A	1.79%
Growth Class A	01/02/96	40.44%	25.64%	9.28%	8.92%
Insight Class A	12/28/11	32.36%	N/A	N/A	30.05%
International Advantage Class A	12/28/10	6.55%	N/A	N/A	8.21%
International Equity Class A	01/02/96	13.79%	9.92%	6.19%	8.32%
International Opportunity Class A	03/31/10	19.49%	N/A	N/A	9.65%
International Real Estate Class A	10/01/97	-0.27%	12.80%	7.07%	8.14%
International Small Cap Class A	10/21/08	18.74%	9.26%	N/A	9.23%
Multi-Asset Class A	06/22/12	11.68%	N/A	N/A	10.63%
Opportunity Class A	05/21/10	35.99%	N/A	N/A	18.50%
Select Global Infrastructure Class A	09/20/10	11.55%	N/A	N/A	15.29%
Small Company Growth Class A	01/02/96	53.35%	24.87%	10.53%	11.50%
Total Emerging Markets Class A	05/31/12	-11.08%	N/A	N/A	2.42%
U.S. Real Estate Class A	01/02/96	-3.22%	14.64%	8.51%	11.06%

†    Performance information for the Class A shares of the Global Quality Portfolio will be provided once the Class A shares have completed a full calendar year of operations.

‡    Effective September 9, 2013, Class P shares of each Portfolio (except the Global Quality Portfolio) and Class H shares of each of the Global Insight and Insight Portfolios were renamed Class A shares.

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The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class L shares) of the Portfolios for the 1-, 5- and 10- year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	20.37%	10.62%	6.40%	5.18%
Advantage* Class I	06/30/08	35.89%	24.20%	N/A	11.56%
Asian Equity Class I	12/28/10	-0.01%	N/A	N/A	1.64%
Emerging Markets Class I	09/25/92	-1.62%	14.13%	9.88%	7.89%
Emerging Markets Domestic Debt Class I	02/01/94	-13.80%	5.09%	4.03%	3.66%
Emerging Markets External Debt Class I	05/24/12	-11.68%	N/A	N/A	0.16%
Frontier Emerging Markets** Class I	08/25/08	32.88%	13.22%	N/A	1.04%
Global Advantage Class I	12/28/10	26.74%	N/A	N/A	15.55%
Global Discovery Class I	12/28/10	36.00%	N/A	N/A	17.54%
Global Franchise Class I	11/28/01	18.57%	16.85%	9.42%	11.07%
Global Insight Class I	12/28/11	25.15%	N/A	N/A	25.76%
Global Opportunity* Class I	05/30/08	36.66%	26.31%	N/A	9.14%
Global Real Estate Class I	08/30/06	2.73%	14.67%	N/A	1.93%
Growth Class I	04/02/91	46.96%	27.00%	9.98%	9.07%
Insight Class I	12/28/11	37.23%	N/A	N/A	31.02%
International Advantage Class I	12/28/10	11.25%	N/A	N/A	9.76%
International Equity Class I	08/04/89	19.98%	11.05%	5.76%	7.94%
International Opportunity Class I	03/31/10	25.65%	N/A	N/A	11.02%
International Real Estate Class I	10/01/97	2.92%	13.07%	6.71%	7.67%
International Small Cap Class I	12/15/92	23.74%	10.40%	4.64%	7.77%
Multi-Asset Class I	06/22/12	16.36%	N/A	N/A	13.31%
Opportunity* Class L	05/28/98	38.86%	25.63%	8.92%	5.14%
Select Global Infrastructure Class I	09/20/10	16.08%	N/A	N/A	16.38%
Small Company Growth Class I	11/01/89	58.13%	25.63%	10.55%	10.07%
Total Emerging Markets Class I	05/31/12	-7.61%	N/A	N/A	4.60%
U.S. Real Estate Class I	02/24/95	0.84%	15.27%	6.00%	8.91%

†    Performance information for the Class I shares of the Global Quality Portfolio will be provided once the Class I shares have completed a full calendar year of operations.

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*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund. The Predecessor Fund had an October 31 fiscal year end.

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class L shares) of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	12.50%	8.86%	5.74%	4.95%
Advantage* Class I	06/30/08	21.72%	20.48%	N/A	9.66%
Asian Equity Class I	12/28/10	0.32%	N/A	N/A	1.40%
Emerging Markets Class I	09/25/92	0.53%	11.81%	9.40%	7.51%
Emerging Markets Domestic Debt Class I	02/01/94	-7.05%	4.86%	4.08%	4.22%
Emerging Markets External Debt Class I	05/24/12	-4.94%	N/A	N/A	1.15%
Frontier Emerging Markets** Class I	08/25/08	18.79%	10.87%	N/A	1.00%
Global Advantage Class I	12/28/10	18.18%	N/A	N/A	13.24%
Global Discovery Class I	12/28/10	25.66%	N/A	N/A	15.18%
Global Franchise Class I	11/28/01	12.17%	14.27%	8.66%	10.15%
Global Insight Class I	12/28/11	19.80%	N/A	N/A	22.32%
Global Opportunity* Class I	05/30/08	25.05%	22.77%	N/A	7.93%
Global Real Estate Class I	08/30/06	2.09%	12.28%	N/A	1.91%
Growth Class I	04/02/91	28.67%	22.72%	8.38%	8.29%
Insight Class I	12/28/11	24.12%	N/A	N/A	25.79%
International Advantage Class I	12/28/10	8.34%	N/A	N/A	8.13%
International Equity Class I	08/04/89	11.99%	9.19%	5.90%	7.81%
International Opportunity Class I	03/31/10	15.60%	N/A	N/A	9.08%
International Real Estate Class I	10/01/97	3.23%	11.22%	6.38%	7.18%
International Small Cap Class I	12/15/92	16.88%	8.76%	5.52%	7.90%
Multi-Asset Class I	06/22/12	10.53%	N/A	N/A	10.81%
Opportunity* Class L	05/28/98	27.13%	21.83%	7.57%	4.43%
Select Global Infrastructure Class I	09/20/10	11.43%	N/A	N/A	13.98%
Small Company Growth Class I	11/01/89	38.27%	22.03%	9.40%	9.56%

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Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Total Emerging Markets Class I	05/31/12	-3.34%	N/A	N/A	4.12%
U.S. Real Estate Class I	02/24/95	1.82%	12.77%	6.24%	8.76%

†    Performance information for the Class I shares of the Global Quality Portfolio will be provided once the Class I shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class C shares, respectively, of the applicable Predecessor Fund.

**    Performance shown for the Portfolio's Class I shares, as applicable, for periods prior to September 17, 2012 reflects the performance of the common shares of the applicable Predecessor Fund. The Predecessor Fund had an October 31 fiscal year end.

Calculation of Yield For Fixed Income Portfolios

The current yields for the Fixed Income Portfolios for the 30-day period ended December 31, 2013 were as follows:

Portfolio Name	Class I Shares	Class A‡ Shares	Class L Shares
Emerging Markets Domestic Debt	5.00%	4.56%	4.68%
Emerging Markets External Debt	5.40%	4.76%	4.74%

‡    Effective September 9, 2013, Class P shares of each Portfolio were renamed Class A shares.

FINANCIAL STATEMENTS

The Portfolios' audited financial statements for the fiscal year ended December 31, 2013 (fiscal period ended December 31, 2013 with respect to the Global Quality Portfolio), including notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Portfolios' Annual Reports to Shareholders. A copy of the Portfolios' Annual Reports to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structure at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting

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decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger results in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

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i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

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4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of his or her duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

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E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

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F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder right to call meetings: We consider proposals to enhance a shareholder's rights to call a special meeting on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

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•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

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III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

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2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP"): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) separate accounts and (iii) unregistered funds.

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Ratified by the Morgan Stanley Funds Board on October 2-3, 2013.

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APPENDIX B

DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the highest quality, with minimal credit risk;

Aa: judged to be of high quality and are subject to very low credit risk;

A: judged to be upper medium-grade obligations, subject to low credit risk;

Baa: judged to be medium-grade obligations and subject to moderate credit risk and as such may possess certain speculative characteristics;

Ba: judged to be speculative and are subject to substantial credit risk;

B: considered speculative and are subject to high credit risk;

Caa: judged to be of poor standing and are subject to very high credit risk;

Ca: highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest;

C: the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor's capacity to meet its financial commitment on the obligation is extremely strong;

AA: obligation differs from the highest-rated obligations only to a small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

BB, B, CCC, CC, C: obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions;

BB: obligation is less vulnerable to nonpayment than other speculative issues; it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation;

B: obligation is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation;

CCC: obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation; in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation;

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CC: obligation is currently highly vulnerable to nonpayment; default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default;

C: currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher;

D: obligation is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made within five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk; default is a real possibility.

CC: Very high levels of credit risk; default of some kind appears probable.

C: Exceptionally high levels of credit risk; default is imminent or inevitable, or the issuer is in standstill.

RD: Indicates an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

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aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

B-3

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for payment of financial commitments, which is unlikely to be adversely affected by foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's capacity for payment of financial commitments is very strong and is not significantly vulnerable to foreseeable events.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's capacity for payment of financial commitments is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of good credit quality. The obligor's capacity for payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.

BB: These preferred stocks are considered speculative and have an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists which supports the servicing of financial commitments.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting financial commitments, the capacity for continued timely payment is vulnerable to deterioration in the business and economic environment.

CCC: These preferred stocks are considered to have substantial credit risk. Default is a real possibility.

CC: These preferred stocks are considered to have very high levels of credit risk. Default of some kind appears probable.

C: These preferred stocks are considered to have exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category, or to categories below CCC.

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MORGAN STANLEY INSTITUTIONAL FUND, INC.

522 Fifth Ave.
New York, NY 10036

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

Morgan Stanley Institutional Fund, Inc. (the "Fund") is an open-end management investment company consisting of 27 portfolios offering a variety of investment alternatives, 15 of which are included in this Statement of Additional Information ("SAI") (each a "Portfolio" and collectively the "Portfolios"). This SAI sets forth information about the Fund applicable to Class IS shares of the Portfolios. Each Portfolio also offers Class I, A and L shares, all through a separate SAI. Following is a list of the 15 Portfolios included in this SAI:

Share Class and Ticker Symbol
Class IS
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Emerging Markets Portfolio	MMMPX
Global Opportunity Portfolio	MGTSX
Global Quality Portfolio	MGQSX
Global Real Estate Portfolio	MGREX
International Equity Portfolio	MIQPX
International Opportunity Portfolio	MNOPX
International Real Estate Portfolio	MIREX
Select Global Infrastructure Portfolio	MSGPX
U.S. EQUITY PORTFOLIOS:
Advantage Portfolio	MADSX
Growth Portfolio	MGRPX
Opportunity Portfolio	MOPSX
Small Company Growth Portfolio*	MFLLX
U.S. Real Estate Portfolio	MURSX
FIXED INCOME PORTFOLIOS:
Emerging Markets Domestic Debt Portfolio	MEMDX
Emerging Markets External Debt Portfolio	MRDPX

  *  Effective May 30, 2014, the Portfolio's Class IS shares will be closed to new investors with certain exceptions.

This SAI is not a prospectus, but should be read in conjunction with the Portfolios' prospectus, dated April 30, 2014, as may be supplemented from time to time ("Prospectus"). To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

The Portfolios' most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Portfolios' audited financial statements, including notes thereto, and the reports of the Fund's independent registered public accounting firm, which are incorporated by reference into this SAI.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Domestic Debt, Global Quality, International Real Estate, Select Global Infrastructure and U.S. Real Estate Portfolios are non-diversified portfolios.

1

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") act as investment sub-advisers to the Emerging Markets, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

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GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Emerging Markets	Global Opportunity	Global Real Estate	Global Quality	International Equity	International Opportunity	International Real Estate	Select Global Infrastructure
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
High Yield Securities	✓							✓
U.S. Government Securities	✓	✓	✓	✓	*	✓	✓	✓
Agencies	✓	✓	✓	✓	*	✓	✓	✓
Corporates	✓	✓	✓	✓	*	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Related Securities		✓				✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Municipals								✓
Asset-Backed Securities								✓
Loan Participations and Assignments	✓							✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓

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GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Emerging Markets	Global Opportunity	Global Real Estate	Global Quality	International Equity	International Opportunity	International Real Estate	Select Global Infrastructure
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓			✓	✓	✓
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓	✓				✓		✓
Foreign Corporate Fixed Income Securities	✓	✓	✓			✓	✓	✓
Emerging Market Securities	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds	✓	✓	✓			✓	✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements
Short Sales
Derivatives:
Forwards	✓	✓		✓	✓	✓		✓
Futures Contracts	✓	✓		✓	✓	✓
Options		✓		✓	✓	✓
Swaps	✓	✓		✓	✓	✓
Contracts for Difference	✓	✓		✓	✓	✓
Structured Investments		✓				✓
Combined Transactions	✓	✓		✓	✓	✓

  *  This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporates as described under Money Market Instruments and Temporary Investments.

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U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Opportunity	Small Company Growth	U.S. Real Estate
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Limited Partnership and Limited Liability Company Interests	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓
Exchange-Traded Funds	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓
—Foreign Real Estate Companies	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓
Fixed Income Securities:
Investment Grade Securities	✓	✓	✓	✓	✓
High Yield Securities
U.S. Government Securities	✓	✓	✓	✓	✓
Agencies	✓	✓	✓	✓	✓
Corporates	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓
Mortgage Related Securities	✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	✓	✓	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓

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U.S. EQUITY PORTFOLIOS

	Advantage	Growth	Opportunity	Small Company Growth	U.S. Real Estate
Floaters
Inverse Floaters
Eurodollar and Yankee Dollar Obligations	✓		✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓		✓		✓
Foreign Corporate Fixed Income Securities	✓		✓		✓
Emerging Market Securities	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓
Brady Bonds	✓		✓
Investment Funds	✓	✓	✓	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓
Short Sales
Derivatives:
Forwards	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓
Options	✓	✓	✓	✓
Swaps	✓	✓	✓	✓
Contracts for Difference	✓	✓	✓	✓
Structured Investments	✓	✓	✓	✓
Combined Transactions	✓	✓	✓	✓

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FIXED INCOME PORTFOLIO

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Equity Securities:
Common Stocks	✓	✓
Depositary Receipts	✓	✓
Preferred Stocks	✓	✓
Rights	✓	✓
Warrants	✓	✓
IPOs	✓	✓
Convertible Securities	✓	✓
Limited Partnership and Limited Liability Company Interests
Investment Company Securities	✓	✓
Exchange-Traded Funds	✓	✓
Real Estate Investing
—REITs
—Foreign Real Estate Companies
—Specialized Ownership Vehicles
Fixed Income Securities:
Investment Grade Securities	✓	✓
High Yield Securities	✓	✓
U.S. Government Securities	✓	✓
Agencies	✓	✓
Corporates	✓	✓
Money Market Instruments	✓	✓
Cash Equivalents	✓	✓
Mortgage Related Securities	✓	✓
Repurchase Agreements	✓	✓
Municipals	✓	✓
Asset-Backed Securities	✓	✓
Loan Participations and Assignments	✓	✓
Temporary Investments	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓

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FIXED INCOME PORTFOLIO

	Emerging Markets Domestic Debt	Emerging Markets External Debt
Floaters	✓	✓
Inverse Floaters	✓	✓
Eurodollar and Yankee Dollar Obligations	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓
Foreign Government Fixed Income Securities	✓	✓
Foreign Corporate Fixed Income Securities	✓	✓
Emerging Market Securities	✓	✓
Foreign Currency Transactions	✓	✓
Brady Bonds	✓	✓
Investment Funds	✓	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓
Borrowing for Investment Purposes	✓	✓
Temporary Borrowing	✓	✓
Reverse Repurchase Agreements	✓	✓
Short Sales	✓	✓
Derivatives:
Forwards	✓	✓
Futures Contracts	✓	✓
Options	✓	✓
Swaps	✓	✓
Contracts for Difference		✓
Structured Investments	✓	✓
Combined Transactions	✓	✓

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EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A

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convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnership and Limited Liability Company Interests. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolios may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value ("NAV") because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolios. Therefore, as a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

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Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

Real Estate Investment Trusts ("REITs") and Foreign Real Estate Companies. Certain Portfolios may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Portfolio. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. Thus, the Fund currently faces a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates

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and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less

12

leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks, Fannie Mae and Freddie Mac, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA").

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities ("MBS") issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

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Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may

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be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies and instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in TBAs may give rise to a form of leverage and may cause a Portfolio's portfolio turnover rate to appear higher. Leverage may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

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Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced three additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are

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used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only" and "inverse interest only" tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. Government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will

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receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, this increases the risk of fluctuations in the NAV of a Portfolio.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as "third-party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third-party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the

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exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by

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them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before state and local legislatures to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such investment objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include (i) the frequency of trades and quoted prices for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

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Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third-parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser or Sub-Advisers believe that changes in market, economic, political or other conditions warrant, each Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's investment strategies. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies and instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash

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payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and

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quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer a Portfolio's assets back into the U.S., or otherwise adversely affect a Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to pass through to their shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Advisers may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a

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principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. Certain Portfolios may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation or the Portfolio's benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

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Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Certain Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency

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risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will

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be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Portfolios to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolios to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain restricted securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolios may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Portfolios may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolios may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Portfolio will also earmark cash or segregate liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net
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income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's NAV per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or segregate liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Portfolio's total assets, except as permitted by law.

Short Sales. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or segregate liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

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DERIVATIVES

Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the earmarking of cash or segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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•  The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such bilateral OTC derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking cash or segregating liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked cash or segregated liquid assets and assets held in

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margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Portfolio is permitted to earmark cash or segregate liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions.

A Portfolio's use of derivatives may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The Fund, on behalf of each Portfolio, has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended ("CEA"), with respect to each Portfolio's operations. Therefore, neither the Portfolios nor the Adviser (with respect to the Portfolios) is subject to registration or regulation as a CPO under the CEA. If a Portfolio becomes subject to these requirements, as well as related NFA rules, the Portfolio may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company's positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into foreign currency forward exchange contracts. Certain Portfolios may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are

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denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will earmark cash or segregate U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to earmark cash or segregate liquid assets or maintain earmarked cash or segregated liquid assets in order to cover futures transactions. A Portfolio will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying

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instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date for American options or only at expiration for European options (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security and retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in earmarked cash or segregated liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in earmarked cash or segregated liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive

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delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio earmarks cash or segregates liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in earmarked cash or segregated liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Portfolio. A Portfolio could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Advisers must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There

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can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets. A Portfolio may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking cash or segregating liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

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•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by earmarking cash or segregating liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will earmark cash or segregate liquid assets with a value equal to the full notional amount of a Portfolio's accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as "swaps" and "security based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Portfolio initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When a Portfolio enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by a Portfolio or may be received by a

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Portfolio in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Portfolio has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Portfolio has a loss of less than the margin amount, the excess margin is returned to the Portfolio. If a Portfolio has a gain, the full margin amount and the amount of the gain is paid to the Portfolio.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's or central counterparty's customers or clearing members. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Portfolio may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Portfolio can enter into a new trade, market conditions may become less favorable to the Portfolio.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Portfolio's ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Portfolio sells caps, floors and collars, it will earmark cash or segregate liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with

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some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" typically agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. Where a Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Portfolio will generally earmark cash or segregate liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Portfolio costs and expenses and could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference ("CFDs"). Certain Portfolios may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

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As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Portfolio's shares, may be reduced. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolios are relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment's design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

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INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio (except for the International Real Estate and Small Company Growth Portfolios) will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

  (4)  except with respect to the Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Quality, Select Global Infrastructure and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (8)  except with respect to the Global Quality and Select Global Infrastructure Portfolios, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, and that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus; and

  (9)  with respect to the Global Quality and Select Global Infrastructure Portfolios only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Select Global Infrastructure Portfolio will invest 25% or more of its total assets in the infrastructure industry; and

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  (10)  except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

The International Real Estate and Small Company Growth Portfolios will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

  (4)  except with respect to the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

  (5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (7)  except with respect to the International Real Estate Portfolio, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (8)  with respect to the International Real Estate Portfolio only, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest 25% or more of its total assets in the real estate industry; and

  (9)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio will not:

  (1)  purchase on margin or sell short except (i) that the Emerging Markets Domestic Debt and the Emerging Markets External Debt Portfolios may sell securities short without limitation but consistent with applicable legal requirements as stated in their Prospectus; (ii) that each Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

  (2)  except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the

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Emerging Markets Domestic Debt and the Emerging Markets External Debt Portfolios may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Domestic Debt Portfolio and Emerging Markets External Debt Portfolio may purchase securities while borrowings exceed 5% of their total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

  (4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Portfolio will satisfy the diversification requirements for tax treatment as a regulated investment company ("RIC"). As a result, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs or of one or more "qualified publicly traded partnerships"). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy the tax diversification requirements set above.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future portfolios of the Fund may adopt different limitations.

The investment policies, limitations or practices of the Portfolios may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Advisers or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Global Quality Portfolio); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Quality Portfolio, complete holdings will be available on a quarterly basis 15 calendar days after the quarter-end to current shareholders who call (800) 548-7786 or email client service at msimcs@morganstanley.com.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

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The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as-needed basis), (ii) counsel to the Fund (on an as-needed basis), (iii) counsel to the independent Directors (on an as-needed basis) and (iv) members of the Board of Directors (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Sub-Advisers, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
BlackRock Financial Management Inc.(*)(4)	Complete portfolio holdings	Daily basis	(2)
KPMG LLP(*)(5)	Information regarding the Portfolio's holdings in KPMG LLP's top audit clients	Monthly basis	Approximately five to eight business days after month end

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Name	Information Disclosed	Frequency(1)	Lag Time
R.V. Kuhns & Associates, Inc.(*)(6)	Information regarding the Portfolio's holdings in KPMG LLP's top audit clients	Monthly basis	Approximately five to eight business days after month end
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Citigroup(*)	Complete portfolio holdings	Quarterly basis(3)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)(7)	Complete portfolio holdings	As needed	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  This information will also be provided upon request from time to time.

  (4)  With respect to the Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios, only.

  (5)  With respect to the Emerging Markets and Global Real Estate Portfolios, only.

  (6)  With respect to the Global Real Estate Portfolio, only.

  (7)  With respect to the Emerging Markets, Growth, International Equity, Small Company Growth and U.S. Real Estate Portfolios, only.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third-parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third-parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

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PURCHASE AND REDEMPTION OF SHARES

Information concerning how Class IS shares of a Portfolio are offered to the public (and how they are redeemed or exchanged) is provided in the Portfolios' Prospectus. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its Class IS shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV per share of each Portfolio is calculated on days that the New York Stock Exchange ("NYSE") is open for business. NAV per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (the "Pricing Time"). Certain Portfolios may, however, elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open.

Additional Purchase Information

You may purchase Class IS shares directly from the Fund by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing Class IS shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a "Financial Intermediary"). Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment Through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a Class IS shareholder, the Fund may redeem Class IS shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time), the purchase will be executed at the NAV computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the NAV next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Check. An account may be opened and you may purchase Class IS shares by completing and signing a New Account Application and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc.—[Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV per share of each of the Portfolios determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem Class IS shares at the NAV per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing Class IS shares of a Portfolio falls below the investment minimum for Class IS because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the Portfolios' Prospectus and, if the account value remains below such investment minimum, the Class IS shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

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Involuntary Redemption of Shares

If your account has been converted to a new share class and the value of the account falls below the investment minimum for that class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the Portfolios' Prospectus, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Repemptions

The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Further Redemption Information

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of a Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Portfolios' Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a New Account Application.

Valuation of Shares

NAV per share is determined by dividing the total market value of each Portfolio's investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Portfolio.

In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser or Sub-Advisers determine such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser or Sub-Advisers.

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Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser and/or Sub-Advisers determine that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

MANAGEMENT OF THE FUND

General

The Directors oversee the Fund's affairs under the laws governing corporations in the State of Maryland. The Directors have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Directors and Officers

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent" Directors of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Portfolios. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams,

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representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, the Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

The Directors of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Director (as of December 31, 2013) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley AIP Funds") (collectively, the "Morgan Stanley Funds").

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Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U. S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Joseph J. Kearns (71) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 552 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex managed by JP Morgan Investment Management Inc.

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds(since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Daniel E. Burton and Edward J. Meehan.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2013 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2013)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2013)
Independent:
Frank L. Bowman(1)	(2)	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	(3)	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	(4)	over $100,000
Michael F. Klein	(5)	over $100,000
Michael E. Nugent	(6)	over $100,000
W. Allen Reed(1)	(7)	over $100,000
Fergus Reid(1)	(8)	over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2013)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2013)
Interested:
James F. Higgins	None	$1-$10,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

  2  Growth Portfolio ($10,001-$50,000) and Small Company Growth Portfolio ($50,001-$100,000).

  3  Small Company Growth Portfolio (over $100,000).

  4  Emerging Markets Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  5  Emerging Markets Portfolio ($50,001-$100,000); Global Real Estate Portfolio ($50,001-$100,000); International Equity Portfolio ($50,001-$100,000) and Small Company Growth Portfolio ($50,001-$100,000).

  6  Global Franchise Portfolio (over $100,000).

  7  Emerging Markets Portfolio (over $100,000); Growth Portfolio (over $100,000); International Equity Portfolio ($10,001-$50,000); Small Company Growth Portfolio (over $100,000) and U.S. Real Estate Portfolio (over $100,000).

  8  Growth Portfolio (over $100,000); International Equity Portfolio (over $100,000); U.S. Real Estate Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2013, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael F. Klein, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

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The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund's fiscal year ended December 31, 2013, the Board of Directors held the following meetings:

Board of Directors	7
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4

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Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	4

Experience, Qualifications and Attributes. The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the U.S. Naval Submarine League, the American Shipbuilding Suppliers Association and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Executive Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

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Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairperson of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also previously served on the boards of other companies in the financial services industry, including AXA Financial, Inc. and AXA Equitable Life Insurance Company.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Effective January 1, 2014, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $230,000 ($220,000 prior to January 1, 2014) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and,

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Sub-Committee Chairpersons (except for the Chairperson of the Closed-End Fund Committee) receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $460,000 ($440,000 prior to January 1, 2014) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2013 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2013.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman	$27,285	$251,500
Michael Bozic	26,794	251,500
Kathleen A. Dennis	27,285	251,500
Manuel H. Johnson	30,165	283,000
Joseph J. Kearns(3)	31,848	339,000
Michael F. Klein	27,285	251,500
Michael E. Nugent	46,966	440,000
W. Allen Reed(2)(3)	20,486	188,625
Fergus Reid(3)	26,794	281,750
Name of Interested Director:
James F. Higgins	23,499	220,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Director deferred compensation from the Fund during the fiscal year ended December 31, 2013: Mr. Reed, $20,486.

  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2013 before deferral by the Directors under the DC Plan. As of December 31, 2013, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $616,245, $1,379,775 and $739,593, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

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Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2013, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

Name of Independent Director:	Retirement Benefits accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic(2)	$(12,584)	$43,940
Manuel H. Johnson	$30,205	$64,338
Michael E. Nugent(2)	$(9,647)	$57,539

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

  (2)  Messrs. Bozic's and Nugent's retirement expenses are negative due to the fact that their expenses have been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS"), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2014, the Adviser, together with its affiliated asset management companies, had approximately $382 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each such Portfolio to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Portfolio. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Class IS shares of a Portfolio (except the Growth Portfolio) will continue for at least one year (with respect to the Growth Portfolio, at least two years from the date of the applicable reorganization) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

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The following table reflects for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2011, 2012 and 2013.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2011 (000)	2012 (000)	2013 (000)	2011 (000)	2012 (000)	2013 (000)	2011 (000)	2012 (000)	2013 (000)
Advantage	$0	$0	$0	$51	$89	$125	@	$1	$1
Emerging Markets	$20,287	$13,035	$12,014	$0	$2,582	$3,174	$225	$126	$151
Emerging Markets Domestic Debt	$271	$337	$114	$238	$274	$295	$13	$12	$3
Emerging Markets External Debt	*	$0	$0	*	$101	$163	*	$2	$1
Global Opportunity	$0	$0	$0	$112	$127	$91	@	$1	@
Global Quality	*	*	$0	*	*	$19	*	*	@
Global Real Estate	$12,722	$15,205	$18,204	$2	$0	$20	$58	$65	$46
Growth	$4,278	$4,127	$4,608	$0	$0	$0	$26	$32	$49
International Equity	$32,354	$32,867	$39,411	$1,356	$957	$1,432	$131	$146	$175
International Opportunity	$0	$0	$0	$61	$56	$62	@	@	$1
International Real Estate	$2,626	$1,177	$774	$0	$203	$307	$3	$3	$3
Opportunity	$1,197	$1,134	$1,091	$184	$79	$20	$3	$6	$10
Select Global Infrastructure	$0	$0	$0	$100	$125	$202	@	$1	$1
Small Company Growth	$13,471	$11,503	$14,910	$855	$938	$594	$51	$38	$113
U.S. Real Estate	$7,165	$7,684	$7,707	$140	$0	$129	$27	$25	$17

  *  Not operational for the period.

  @  Amount is less than $500.

The following table reflects the contractual advisory fee and the maximum expense ratios for Class IS shares of each Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class IS
Advantage	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.01%
Emerging Markets	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.	1.18%
Emerging Markets Domestic Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.	0.82%
Emerging Markets External Debt Portfolio	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion.	0.82%
Global Opportunity	0.90% of the portion of the daily net assets not exceeding $750 million; 0.85% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.18%

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Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class IS
Global Quality	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.15%
Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2.5 billion; and 0.80% of the portion of the daily net assets exceeding $2.5 billion.	0.99%
Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	0.67%*
International Equity	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.	0.91%
International Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion.	1.09%
International Real Estate	0.80% of daily net assets.	0.97%
Opportunity	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.81%
Select Global Infrastructure	0.85% of daily net assets.	1.08%
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.	0.98%
U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	0.93%

  *  Following the two year period from the date of the applicable reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Growth Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.73% for Class IS. This fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (each with respect to the Emerging Markets, Global Quality, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

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A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, serves as principal underwriter to the Fund.

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2011 ($000)	2012 ($000)	2013 ($000)
Advantage	$5	$9	$13
Emerging Markets	$1,375	$1,043	$1,015
Emerging Markets Domestic Debt	$56	$66	$44
Emerging Markets External Debt	*	$11	$17
Global Opportunity	$10	$11	$8
Global Quality	*	*	$2
Global Real Estate	$1,203	$1,437	$1,720
Growth	$689	$666	$747
International Equity	$3,384	$3,397	$4,102
International Opportunity	$5	$5	$6
International Real Estate	$263	$138	$108
Opportunity	$222	$195	$179
Select Global Infrastructure	$9	$12	$19
Small Company Growth	$1,295	$1,109	$1,417
U.S. Real Estate	$756	$797	$813

  *  Not operational for the period.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Fund.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Fund's custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street has contracted with various foreign banks and depositories in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

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Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, provides dividend disbursing and transfer agency services for the Fund.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley's compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser's Investment Management Alignment Plan ("IMAP"), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley's Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive Compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which: causes a restatement of Morgan Stanley's consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley's Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

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Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third-parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers as of December 31, 2013 (unless otherwise indicated)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Advantage
Sam G. Chainani	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
David S. Cohen	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Dennis P. Lynch	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Armistead B. Nash	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Alexander T. Norton	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Jason C. Yeung	25	$1.7 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Emerging Markets
Gaite Ali	3	$718.2 million	6	$4.6 billion	17(2)	$7.7 billion(2)
Eric Carlson	7	$1.4 billion	5	$2.8 billion	15(3)	$6.0 billion(3)
Munib Madni	5	$1.2 billion	5	$2.7 billion	19(4)	$12.7 billion(4)
Ana Cristina Piedrahita	6	$1.3 billion	6	$3.2 billion	17(2)	$7.7 billion(2)
Paul C. Psaila	8	$1.4 billion	5	$2.8 billion	15(3)	$6.0 billion(3)
Samuel Rhee	9	$2.4 billion	5	$2.7 billion	20(3)	$14.0 billion(3)
Ruchir Sharma	7	$1.6 billion	6	$4.1 billion	15(3)	$6.0 billion(3)
Emerging Markets Domestic Debt
Eric J. Baurmeister	6	$2.1 billion	11	$1.9 billion	9(5)	$5.0 billion(5)
Federico L. Kaune	5	$2.0 billion	11	$1.9 billion	9(5)	$5.0 billion(5)
Emerging Markets External Debt
Eric J. Baurmeister	6	$2.1 billion	11	$1.9 billion	9(5)	$5.0 billion(5)
Frederico L. Kaune	5	$2.0 billion	11	$1.9 billion	9(5)	$5.0 billion(5)
Global Opportunity
Kristian Heugh	3	$265.2 million	1	$101.5 million	0	$0
Global Quality
Vladimir A. Demine	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Christian Derold	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
William D. Lock	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Bruno Paulson	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Marcus Watson	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Peter J. Wright†	4	$6.8 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Global Real Estate
Theodore R. Bigman	12	$3.7 billion	14	$7.2 billion	53(7)	$6.7 billion(7)
Bill Grant*	0	$0	9	$6.0 billion	48(8)	$5.5 billion(8)
Angeline Ho	4	$734.4 million	9	$5.8 billion	44(8)	$4.5 billion(9)
Michiel te Paske	4	$734.4 million	10	$5.7 billion	45(8)	$4.7 billion(9)
Sven van Kemenade	4	$734.4 million	10	$5.7 billion	45(8)	$4.7 billion(9)

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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Growth
Sam G. Chainani	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
David S. Cohen	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Dennis P. Lynch	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Armistead B. Nash	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Alexander T. Norton	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Jason C. Yeung	25	$20.5 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
International Equity
Vladimir A. Demine	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Christian Derold	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
William D. Lock	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Bruno Paulson	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Marcus Watson	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
Peter J. Wright†	4	$1.2 billion	9	$14.6 billion	75(6)	$17.3 billion(6)
International Opportunity
Kristian Heugh	3	$269.3 million	1	$101.5 million	0	$0
International Real Estate
Theodore R. Bigman	12	$5.7 billion	14	$7.2 billion	53(7)	$6.7 billion(7)
Angeline Ho	4	$2.7 billion	9	$5.8 billion	44(8)	$4.5 billion(8)
Michiel te Paske	4	$2.7 billion	10	$5.7 billion	45(8)	$4.7 billion(8)
Sven van Kemenade	4	$2.7 billion	10	$5.7 billion	45(8)	$4.7 billion(8)
Opportunity
Kristian Heugh	3	$22.7 million	1	$101.5 million	0	$0
Select Global Infrastructure
Theodore R. Bigman	12	$5.8 billion	14	$7.2 billion	53(7)	$6.7 billion(7)
Matthew King	3	$456.8 million	1	$364.7 million	0	$0
Small Company Growth
Sam G. Chainani	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
David S. Cohen	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Dennis P. Lynch	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Armistead B. Nash	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Alexander T. Norton	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
Jason C. Yeung	25	$19.3 billion	6	$7.1 billion	12(1)	$2.2 billion(1)
U.S. Real Estate
Theodore R. Bigman	12	$4.9 billion	14	$7.2 billion	53(7)	$6.7 billion(7)
Bill Grant*	0	$0	9	$6.0 billion	48(9)	$5.5 billion(9)

  *  As of January 31, 2014.

  (1)  Of these other accounts, two accounts with a total of approximately $593.0 million in assets had performance-based fees.

  (2)  Of these other accounts, four accounts with a total of approximately $3.8 billion in assets had performance-based fees.

  (3)  Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance-based fees.

  (4)  Of these other accounts, two accounts with a total of approximately $835.2 million in assets had performance-based fees.

  (5)  Of these other accounts, one account with a total of approximately $259.4 million in assets had performance-based fees.

  (6)  Of these other accounts, three accounts with a total of approximately $970.7 million in assets had performance-based fees.

  (7)  Of these other accounts, 14 accounts with a total of approximately $1.2 billion in assets had performance-based fees.

  (8)  Of these other accounts, nine accounts with a total of approximately $322.4 million in assets had performance-based fees.

  (9)  Of these other accounts, 11 accounts with a total of approximately $631.4 million in assets had performance-based fees.

  †  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management.

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Securities Ownership of Portfolio Managers

As of December 31, 2013 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Portfolio and Portfolio Managers	Portfolio Holdings
Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Emerging Markets
Gaite Ali	$100,001-$500,000
Eric Carlson	$100,001-$500,000
Munib Madni	None
Ana Cristina Piedrahita	$50,001-$100,000
Paul C. Psaila	$100,001-$500,000
Samuel Rhee	None
Ruchir Sharma	$500,001-$1 million
Emerging Markets Domestic Debt
Eric Baurmeister	$100,001-$500,000
Federico Kaune	None
Emerging Markets External Debt
Eric Baurmeister	$100,001-$500,000
Federico Kaune	None
Global Opportunity
Kristian Heugh	Over $1 million
Global Quality
Vladimir A. Demine	None
Christian Derold	$100,001-$500,000
William D. Lock	Over $1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	None
Peter J. Wright†	None
Global Real Estate
Theodore R. Bigman	$500,001-$1 million
Bill Grant*	$10,001-$50,000
Angeline Ho	None**
Michiel te Paske	None**
Sven van Kemenade	None**
Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$100,001-$500,000
Jason C. Yeung	$100,001-$500,000
International Equity
Vladimir A. Demine	$50,001-$100,000
Christian Derold	$50,001-$100,000
William D. Lock	$500,001-$1 million
Bruno Paulson	$500,001-$1 million
Marcus Watson	$10,001-$50,000
Peter J. Wright†	Over $1 million
International Opportunity
Kristian Heugh	$100,001-$500,000

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Portfolio and Portfolio Managers	Portfolio Holdings
International Real Estate
Theodore R. Bigman	$500,001-$1 million
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
Opportunity
Kristian Heugh	$500,001-$1 million
Select Global Infrastructure
Theodore R. Bigman	$100,001-$500,000
Matthew King	$100,001-$500,000
Small Company Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$50,001-$100,000
Jason C. Yeung	$100,001-$500,000
U.S. Real Estate
Theodore R. Bigman	$100,001-$500,000
Bill Grant*	$10,001-$50,000

  *  As of January 31, 2014.

  **  Not included in the table above, the portfolio manager has made investments in one or more other pooled investment vehicles (i.e., funds not formed or registered in the United States) managed by the same portfolio management team pursuant to a similar strategy.

  †  Effective December 17, 2014, Mr. Wright will retire from Morgan Stanley Investment Management.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund's legal counsel.

Distributor

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement with the Fund.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic

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transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser and/or Sub-Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers that they believe provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or the Sub-Advisers. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliated investment advisers instruct these approved equity brokers to pay for eligible research provided by any executing brokers or third-party research providers, on MSIM's and its affiliated investment advisers' Approved Research Provider List, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

68

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to orders issued by the SEC, the Fund is permitted to engage in principal transactions, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2011, 2012 and 2013, the Fund, as it relates to Portfolios with Class IS shares, did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid brokerage commissions of approximately $12,788,501, $10,370,748 and $11,846,978, respectively. During the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid in the aggregate $157,372, $86,347 and $98,831, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2013, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.83% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.51% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

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For the fiscal year ended December 31, 2013, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2013
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Advantage	$8,108	$384	4.74%	5.30%
Emerging Markets	$2,242,217	$65,644	2.93%	3.26%
Emerging Markets Domestic Debt	$525	$0	0.00%	0.00%
Emerging Markets External Debt	$172	$0	0.00%	0.00%
Global Opportunity	$8,514	$0	0.00%	0.00%
Global Quality*	$4,248	$0	0.00%	0.00%
Global Real Estate	$2,010,427	$408	0.02%	0.02%
Growth	$363,028	$12,295	3.39%	1.39%
International Equity	$3,412,347	$0	0.00%	0.00%
International Opportunity	$6,321	$0	0.00%	0.00%
International Real Estate	$193,717	$1	0.00%	0.00%
Opportunity	$99,731	$0	0.00%	0.00%
Select Global Infrastructure	$18,189	$0	0.00%	0.00%
Small Company Growth	$1,369,283	$0	0.00%	0.00%
U.S. Real Estate	$459,349	$0	0.00%	0.00%

  *  The Portfolio commenced operations on August 30, 2013.

For the fiscal years ended December 31, 2011 and 2012, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows.

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2011 and 2012
	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2012
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Advantage	$3,247	$366	$8,916	$290
Emerging Markets	$4,415,616	$68,866	$2,374,068	$25,365
Emerging Markets Domestic Debt	$0	$0	$160	$0
Emerging Markets External Debt*	$—	$—	$34	$0
Global Opportunity	$16,173	$280	$15,073	$24
Global Quality**	$—	$—	$—	$—
Global Real Estate	$1,415,361	$37,314	$1,655,553	$17,016
Growth	$259,333	$0	$608,358	$0
International Equity	$3,474,209	$0	$2,357,682	$6,382
International Opportunity	$8,121	$106	$6,353	$0
International Real Estate	$312,324	$0	$283,631	$6,401
Opportunity	$176,349	$14,168	$119,082	$19,694
Select Global Infrastructure	$12,714	$36	$9,698	$0
Small Company Growth	$1,076,241	$7,272	$813,831	$658
U.S. Real Estate	$473,110	$27,699	$516,714	$10,155

  *  The Portfolio commenced operations on May 24, 2012.

  **  The Portfolio commenced operations on August 30, 2013.

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Regular Broker-Dealers

During the fiscal year ended December 31, 2013, the following Portfolios purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the period:

Portfolio	Issuer
Global Opportunity	UBS Financial Services, Inc.
International Equity	HSBC Holdings PLC
UBS Financial Services, Inc.
International Real Estate	Nomura Securities

At December 31, 2013, the following Portfolios held securities issued by such brokers or dealers with the following market values:

Portfolio	Regular Broker-Dealer	Approximate Market Value at December 31, 2013
International Equity	HSBC Holdings PLC	$96,843,000
International Real Estate	Nomura Securities	178,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 60.5 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Domestic Debt Portfolio—Class I, Class A, Class L and Class IS shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

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Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share NAV of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Portfolio held the stock for more than a year.

For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the

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diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Certain Portfolios may make certain investments indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Portfolio's return on income derived from such investments.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.

If a Portfolio fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Portfolio may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

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Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 39.6% in the case of an individual shareholder and 35% in the case of a corporate shareholder) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceed certain threshold amounts.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of

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shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

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When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Except in the case of the Emerging Markets Domestic Debt, Emerging Markets, Global Opportunity, Global Real Estate, International Equity, International Opportunity, International Real Estate and Select Global Infrastructure Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolios intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even

76

though it has not sold or received dividends from these securities. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax and interest on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2014 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income is not subject to federal income tax if earned directly by the Foreign Shareholder. However, the Fund generally intends to withhold these amounts regardless of the fact that it was not required to do so. Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Effective July 1, 2014, the Portfolios will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gains dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolios to enable the Portfolios to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

77

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2014, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

Portfolio	Name and Address	% of Class
Class I
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	47.17%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	20.62%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.83%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.28%
	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	5.95%
Emerging Markets	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	40.90%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	26.21%
	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	7.31%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	6.62%
Emerging Markets Domestic Debt	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, Fl. 1 Basking Ridge, NJ 07920	44.66%
	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	19.98%

78

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.61%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	8.59%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	94.94%
Global Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	84.37%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.43%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	85.19%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	14.77%
Global Real Estate	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131	21.85%
	Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.74%
	State Street Bank & Trust Co. P.O. Box 5501 Boston, MA 02206	7.56%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.62%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	5.04%

79

Portfolio	Name and Address	% of Class
Growth Portfolio	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	48.64%
	National Financial Services 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	17.52%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.07%
International Equity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	24.57%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	22.71%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	6.05%
	Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	5.05%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	67.91%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	13.09%
International Real Estate	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480	42.38%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	20.84%
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	13.97%
Opportunity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	10.00%

80

Portfolio	Name and Address	% of Class
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	8.82%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.77%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	32.59%
Select Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	23.80%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	22.63%
	Society of Composers Authors and Music Publishers of Canada 41 Valleybrook Dr. Toronto, ON M3B 2S6 Canada	5.01%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	46.57%
Small Company Growth	National Financial Services Corp. 200 Liberty St. New York, NY 10281	28.21%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	17.38%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	7.61%
U.S. Real Estate	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	20.43%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	20.03%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	12.88%

81

Portfolio	Name and Address	% of Class
	National Financial Services 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310	10.09%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	7.74%
Class A
Advantage	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	37.93%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	19.96%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.08%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	6.12%
Emerging Markets Domestic Debt	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	50.19%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	47.50%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	95.82%
Global Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	23.48%
	LPL Financial P.O. Box 509046 San Diego, CA 92150	20.03%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.42%
82

Portfolio	Name and Address	% of Class
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	88.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.32%
Global Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	67.21%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	11.76%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville FL 32246	5.13%
Growth Portfolio	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	34.56%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	14.53%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	12.85%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.13%
	DCGT 711 High St. Des Moines, IA 50392	10.69%
	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218	5.08%
International Equity	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	93.37%

83

Portfolio	Name and Address	% of Class
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	73.61%
	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	23.53%
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	63.38%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9.15%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.54%
	Nora Effron c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	7.14%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	18.83%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	6.82%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.41%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.85%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	5.13%
Select Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.02%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.85%

84

Portfolio	Name and Address	% of Class
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	12.45%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	5.59%
Small Company Growth	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	40.92%
	State Street Bank & Trust Co. 2 Avenue De Lafayette Boston, MA 02111	20.94%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	14.95%
	Great-West Trust Co. 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	5.06%
U.S. Real Estate	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	44.24%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	25.92%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.49%
Class H
International Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	89.65%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	10.35%
Class L
Advantage	Great-West Trust Company LLC 8515 E Orchard Rd. Greenwood Village, CO 80111	48.89%

85

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	31.38%
Emerging Markets	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	95.08%
Emerging Markets Domestic Debt	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	91.08%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	8.69%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	93.81%
	Kristy Watson c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	6.19%
Global Opportunity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	33.51%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	15.16%
	Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	10.92%
	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	8.70%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	6.28%
Global Quality	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	92.97%

86

Portfolio	Name and Address	% of Class
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	7.03%
Global Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	99.39%
Growth Portfolio	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	79.68%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.40%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.12%
International Equity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.67%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.03%
	UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	5.34%
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Real Estate	TD Ameritrade 5923 Braeburn Pl. Pittsburgh, PA 15232	86.46%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	13.54%
Opportunity	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	30.81%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	10.64%

87

Portfolio	Name and Address	% of Class
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E, 2nd Fl. Jacksonville, FL 32246	7.46%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.41%
Select Global Infrastructure	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	67.28%
	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	24.82%
Small Company Growth	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	69.73%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.40%
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.22%
U.S. Real Estate	Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Fl. Jersey City, NJ 07311	76.12%
	First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	5.02%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%
Class IS
Advantage	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	93.98%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	6.02%

88

Portfolio	Name and Address	% of Class
Emerging Markets Domestic Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Emerging Markets External Debt	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Quality	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Global Real Estate	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	38.72%
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	12.41%
	The California Wellness Foundation 6320 Canoga Ave., Ste. 1700 Woodland Hills, CA 91367	9.25%
	Linercouse & Co. 1200 Crown Colony Drive Quincy, MA 02169	5.82%
Growth	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	93.04%
International Equity	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	42.54%
	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	13.81%
	The TJX Companies Inc. 770 Cochituate Rd. Framingham, MA 01701	11.57%
	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	9.34%

89

Portfolio	Name and Address	% of Class
International Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
International Real Estate	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Opportunity	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Select Global Infrastructure	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%
Small Company Growth	The Northern Trust Company P.O. Box 92994 Chicago, IL 60675	38.68%
	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	29.03%
	Frontier Trust Company P.O. Box 10758 Fargo, ND 58106	20.75%
	T. Rowe Price Trust Co. P.O. Box 17215 Baltimore, MD 21297	6.55%
U.S. Real Estate	Morgan Stanley Investment Management 485 Lexington Ave., Fl. 14 New York, NY 10017	100.00%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. Control persons could have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

90

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Class I shares of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage* Class I	06/30/08	37.11%	24.71%	N/A	12.11%
Emerging Markets Class I	09/25/92	-0.80%	14.34%	10.76%	8.75%
Emerging Markets Domestic Debt Class I	02/01/94	-12.54%	7.00%	6.12%	8.70%
Emerging Markets External Debt Class I	05/24/12	-8.79%	N/A	N/A	2.92%
Global Opportunity* Class I	05/30/08	40.12%	27.43%	N/A	10.00%
Global Real Estate Class I	08/30/06	3.55%	15.61%	N/A	2.82%
Growth Class I	04/02/91	48.60%	27.31%	10.15%	10.53%
International Equity Class I	08/04/89	20.39%	11.39%	7.02%	9.43%
International Opportunity Class I	03/31/10	26.47%	N/A	N/A	11.51%
International Real Estate Class I	10/01/97	5.56%	14.34%	7.92%	8.77%
Opportunity* Class I	08/12/05	43.92%	27.38%	N/A	10.82%
Select Global Infrastructure Class I	09/20/10	17.91%	N/A	N/A	17.48%
Small Company Growth Class I	11/01/89	62.26%	26.58%	11.42%	12.43%
U.S. Real Estate Class I	02/24/95	2.45%	16.19%	9.38%	12.31%

†    Performance information for the Class IS shares of the Portfolios will be provided once the Class IS shares have completed a full calendar year of operations. Performance information for the Class I shares of the Global Quality Portfolio will be provided once the Class I shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.

91

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares of the Portfolios for the 1-, 5- and 10- year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage* Class I	06/30/08	35.89%	24.20%	N/A	11.56%
Emerging Markets Class I	09/25/92	-1.62%	14.13%	9.88%	7.89%
Emerging Markets Domestic Debt Class I	02/01/94	-13.80%	5.09%	4.03%	3.66%
Emerging Markets External Debt Class I	05/24/12	-11.68%	N/A	N/A	0.16%
Global Opportunity* Class I	05/30/08	36.66%	26.31%	N/A	9.14%
Global Real Estate Class I	08/30/06	2.73%	14.67%	N/A	1.93%
Growth Class I	04/02/91	46.96%	27.00%	9.98%	9.07%
International Equity Class I	08/04/89	19.98%	11.05%	5.76%	7.94%
International Opportunity Class I	03/31/10	25.65%	N/A	N/A	11.02%
International Real Estate Class I	10/01/97	2.92%	13.07%	6.71%	7.67%
Opportunity* Class I	08/12/05	40.44%	26.76%	N/A	10.49%
Select Global Infrastructure Class I	09/20/10	16.08%	N/A	N/A	16.38%
Small Company Growth Class I	11/01/89	58.13%	25.63%	10.55%	10.07%
U.S. Real Estate Class I	02/24/95	0.84%	15.27%	6.00%	8.91%

†    Performance information for the Class IS shares of the Portfolios will be provided once the Portfolios have completed a full calendar year of operations. Performance information for the Class I shares of the Global Quality Portfolio will be provided once the Class I shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2013 and for the period from inception through December 31, 2013 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage* Class I	06/30/08	21.72%	20.48%	N/A	9.66%
Emerging Markets Class I	09/25/92	0.53%	11.81%	9.40%	7.51%
Emerging Markets Domestic Debt Class I	02/01/94	-7.05%	4.86%	4.08%	4.22%
Emerging Markets External Debt Class I	05/24/12	-4.94%	N/A	N/A	1.15%

92

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Opportunity* Class I	05/30/08	25.05%	22.77%	N/A	7.93%
Global Real Estate Class I	08/30/06	2.09%	12.28%	N/A	1.91%
Growth Class I	04/02/91	28.67%	22.72%	8.38%	8.29%
International Equity Class I	08/04/89	11.99%	9.19%	5.90%	7.81%
International Opportunity Class I	03/31/10	15.60%	N/A	N/A	9.08%
International Real Estate Class I	10/01/97	3.23%	11.22%	6.38%	7.18%
Opportunity* Class I	08/12/05	27.45%	22.76%	N/A	8.85%
Select Global Infrastructure Class I	09/20/10	11.43%	N/A	N/A	13.98%
Small Company Growth Class I	11/01/89	38.27%	22.03%	9.40%	9.56%
U.S. Real Estate Class I	02/24/95	1.82%	12.77%	6.24%	8.76%

†    Performance information for the Class IS shares of the Portfolios will be provided once the Portfolios have completed a full calendar year of operations. Performance information for the Class I shares of the Global Quality Portfolio will be provided once the Class I shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.

Calculation of Yield For Fixed Income Portfolios

The current yield for the Class I shares‡ of the Fixed Income Portfolios for the 30-day period ended December 31, 2013 is as follows:

Portfolio Name	Class I Shares
Emerging Markets Domestic Debt	5.00%
Emerging Markets External Debt	5.40%

  ‡  Yield information for the Class IS shares will be provided once the Class IS shares have completed a full calendar year of operations.

FINANCIAL STATEMENTS

The Portfolios' audited financial statements for the fiscal year ended December 31, 2013 (fiscal period ended December 31, 2013 with respect to the Global Quality Portfolio), including notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Portfolios' Annual Reports to Shareholders. A copy of the Portfolios' Annual Reports to Shareholders must accompany the delivery of this SAI.

93

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structure at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy

Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder right to call meetings: We consider proposals to enhance a shareholder's rights to call a special meeting on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP"): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) separate accounts and (iii) unregistered funds.

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Ratified by the Morgan Stanley Funds Board on October 2-3, 2013.

APPENDIX B

DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the highest quality, with minimal credit risk;

Aa: judged to be of high quality and are subject to very low credit risk;

A: judged to be upper medium-grade obligations, subject to low credit risk;

Baa: judged to be medium-grade obligations and subject to moderate credit risk and as such may possess certain speculative characteristics;

Ba: judged to be speculative and are subject to substantial credit risk;

B: considered speculative and are subject to high credit risk;

Caa: judged to be of poor standing and are subject to very high credit risk;

Ca: highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest;

C: the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings

AAA: Highest rating assigned for an obligation; obligor's capacity to meet its financial commitment on the obligation is extremely strong;

AA: obligation differs from the highest-rated obligations only to a small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

BB, B, CCC, CC, C: obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions;

BB: obligation is less vulnerable to nonpayment than other speculative issues; it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation;

B: obligation is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation;

CCC: obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation; in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation;

CC: obligation is currently highly vulnerable to nonpayment; default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default;

C: currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher;

D: obligation is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made within five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk; default is a real possibility.

CC: Very high levels of credit risk; default of some kind appears probable.

C: Exceptionally high levels of credit risk; default is imminent or inevitable, or the issuer is in standstill.

RD: Indicates an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for payment of financial commitments, which is unlikely to be adversely affected by foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's capacity for payment of financial commitments is very strong and is not significantly vulnerable to foreseeable events.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's capacity for payment of financial commitments is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of good credit quality. The obligor's capacity for payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.

BB: These preferred stocks are considered speculative and have an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists which supports the servicing of financial commitments.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting financial commitments, the capacity for continued timely payment is vulnerable to deterioration in the business and economic environment.

CCC: These preferred stocks are considered to have substantial credit risk. Default is a real possibility.

CC: These preferred stocks are considered to have very high levels of credit risk. Default of some kind appears probable.

C: These preferred stocks are considered to have exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category, or to categories below CCC.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(a) (1)

Articles of Amendment and Restatement, dated September 20, 1995, are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(2)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares), dated December 18, 1995, are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(3)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio), dated May 2, 1996, are incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(4)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio), dated May 21, 1997, are incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(5)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios), dated June 10, 1997, are incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(6)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio), dated December 16, 1997, are incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(7)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio), dated July 17, 1998, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(8)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio), dated August 6, 1998, are incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(9)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.), dated November 20, 1998, are incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(10)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio), dated September 24, 1999, are incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(11)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio), dated April 23, 2001, are incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(12)

Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio), dated July 23, 2001, are incorporated herein by reference to Exhibit (a) (12) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(13)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio), dated October 18, 2001, are incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(14)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating Small Cap Value Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, High Yield Portfolio and Global Fixed Income Portfolio and adding Large Cap Relative Value Portfolio), dated June 6, 2003, are incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(15)

Certificate of Correction to the Articles Supplementary, dated as of March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(16)

Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(17)

Certificate of Correction to the Articles Supplementary, dated April 26, 2005, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(18)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios), dated April 26, 2005, are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(19)

Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio), dated August 25, 2005, are incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(20)

Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio), dated August 25, 2005, are incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(21)

Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(22)

Certificate of Correction to the Articles Supplementary, dated September 20, 2005, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(23)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio), dated September 20, 2005, are incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(24)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), dated November 15, 2005, are incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(25)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), dated February 24, 2006, are incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(26)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), dated February 6, 2006, are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(27)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), dated April 25, 2006, are incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(28)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Municipal Money Market Portfolio and Money Market Portfolio), dated August 24, 2006, are incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(29)

Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(30)

Certificate of Correction to the Registrant’s Articles of Amendment, dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(31)

Articles of Restatement, dated February 20, 2007, are incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(32)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, are incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(33)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), dated April 25, 2007, are incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(34)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, are incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(35)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(36)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement, (redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), dated December 18, 2007, are incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(37)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Focus Equity Portfolio to the Focus Growth Portfolio and the U.S. Large Cap Growth Portfolio to the Capital Growth Portfolio), dated April 22, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(38)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), dated June 3, 2008, are incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(39)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(40)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(41)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), dated October 14, 2008, are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(42)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Magnum Portfolio), dated April 16, 2009, are incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed on April 28, 2009.

(43)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Active Extension Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(44)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Global Value Equity Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(45)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(46)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(47)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Select Global Infrastructure Portfolio), dated July 28, 2010, are incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(48)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Equity Growth Portfolio to the Opportunity Portfolio and changing the name of the Global Growth Portfolio to the Global Opportunity Portfolio), dated October 4, 2010, are incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed on October 28, 2010.

(49)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios), dated December 8, 2010, are incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(50)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Capital Growth Portfolio to the Growth Portfolio), dated April 5, 2011, are incorporated herein by reference to Exhibit (a)(50) to Post-Effective No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(51)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Small Company Growth and U.S. Real Estate Portfolios), dated August 11, 2011, are incorporated herein by reference to Exhibit (a)(51) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(52)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Insight and Insight Portfolios), dated October 7, 2011, are incorporated by reference to Exhibit (a)(52) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(53)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Emerging Markets Debt Portfolio to Emerging Markets Domestic Debt Portfolio), dated April 23, 2012, are incorporated by reference to Exhibit (a)(54) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(54)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), dated April 23, 2012, are incorporated by reference to Exhibit (a)(53) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(55)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), dated May 17, 2012, are incorporated by reference to Exhibit (a)(55) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(56)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Frontier Emerging Markets Portfolio), dated June 22, 2012, are incorporated by reference to Exhibit (a)(56) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(57)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Focus Growth Portfolio), dated April 8, 2013, are incorporated herein by reference to Exhibit (a)(57) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A filed on April 25, 2013.

(58)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class IS shares to Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure, Small Company Growth and U.S. Real Estate Portfolios), dated May 16, 2013, are incorporated herein by reference to Exhibit (a)(58) to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on June 3, 2013.

(59)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Quality Portfolio), dated August 2, 2013, are incorporated herein by reference to Exhibit (a)(59) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(60)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (reclassifying Class H shares of each Portfolio (other than Global Insight, Insight and International Real Estate Portfolios) as Class P shares), dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(60) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(61)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement ((i) changing the designation of Class H shares of each of the Global Insight and Insight Portfolios to Class A shares and (ii) changing the designation of Class P shares of each Portfolio (other than Global Insight, Global Quality and Insight Portfolios)) to Class A shares, dated August 13, 2013, are incorporated herein by reference to Exhibit (a)(61) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(62)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, filed herein.

(63)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013, filed herein.

(b)

Amended and Restated By-Laws, dated June 20, 2007, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(c) (1)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(2)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(d) (1)

Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(2)

Amended and Restated Sub-Advisory Agreement, dated May 30, 2013, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Emerging Markets Portfolio, Global Franchise Portfolio, Global Quality Portfolio, Global Real Estate Portfolio, International Equity Portfolio, International Real Estate Portfolio and Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(3)

Amended and Restated Sub-Advisory Agreement, dated June 30, 2009, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Asian Equity Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Quality Portfolio, Global Real Estate Portfolio, International Equity Portfolio, International Real Estate Portfolio and Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(e)

Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N1-A filed on April 29, 2005.

(f)	Not applicable.

(g)

Custody Agreement between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A of The Universal Institutional Funds, Inc., filed on April 8, 2014.

(h) (1)

Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(2)

Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated as of April 1, 2013, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Morgan Stanley Liquid Asset Fund, Inc., filed on December 23, 2013.

(3)

Form of Amendment, dated as of July 1, 2013, to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated as of April 1, 2013, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2014.

(i) (1)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(2)

Opinion and Consent of Clifford Chance US LLP is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(3)

Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(4)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(5)

Opinion and Consent of Clifford Chance US LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i) (5) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(6)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i) (6) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(7)

Opinion and Consent of Clifford Chance US LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(7) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(8)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(8) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(9)

Opinion and Consent of Clifford Chance, LLP (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(9) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(10)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(10) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(11)

Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(11) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(12)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(12) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed on July 18, 2007.

(13)

Opinion and Consent of Clifford Chance US LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(14)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (i)(14) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(15)

Opinion and Consent of Clifford Chance US LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(15) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(16)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class H Shares), is incorporated herein by reference to Exhibit (i)(16) to Post-Effective Amendment No. 73 to the Registration Statement on Form
N-1A filed on December 20, 2007.

(17)

Opinion and Consent of Clifford Chance US LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(17) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(18)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class L Shares), is incorporated herein by reference to Exhibit (i)(18) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(19)

Opinion and Consent of Clifford Chance US LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(19) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(20)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to Class P shares of International Small Cap Portfolio), is incorporated herein by reference to Exhibit (i)(20) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed October 17, 2008.

(21)

Opinion and Consent of Dechert LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(22)

Opinion of Ballard Spahr LLP (with respect to Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(23)

Opinion and Consent of Dechert LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(24)

Opinion of Ballard Spahr LLP (with respect to Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(25)

Opinion and Consent of Dechert LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(25) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(26)

Opinion of Ballard Spahr LLP (with respect to Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(27)

Opinion and Consent of Dechert LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(28)

Opinion of Ballard Spahr LLP (with respect to Asian Equity Portfolio), is incorporated herein by reference to Exhibit (i)(28) to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on December 22, 2010.

(29)

Opinion and Consent of Dechert LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(29) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(30)

Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Small Company Growth and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(30) to Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on August 22, 2011.

(31)

Opinion and Consent of Dechert LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(31) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(32)

Opinion of Ballard Spahr LLP (with respect to Global Insight and Insight Portfolios), is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on December 9, 2011.

(33)

Opinion of Dechert LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(33) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(34)

Opinion of Ballard Spahr LLP (with respect to Class H and Class L shares of Active International Allocation, Emerging Markets Equity, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate and International Small Cap Portfolios), is incorporated by reference to Exhibit (i)(33) to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A filed on April 27, 2012.

(35)

Opinion and Consent of Dechert LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(35) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(36)

Opinion of Ballard Spahr LLP (with respect to Emerging Markets External Debt, Multi-Asset and Total Emerging Markets Portfolios), is incorporated by reference to Exhibit (i)(36) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A filed on May 23, 2012.

(37)

Opinion and Consent of Dechert LLP (with respect to Frontier Emerging Markets Portfolio), are incorporated by reference to Exhibit (i)(37) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(38)

Opinion of Ballard Spahr LLP (with respect to Frontier Emerging Markets Portfolio), is incorporated by reference to Exhibit (i)(38) to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 26, 2012.

(39)

Opinion and Consent of Dechert LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(39) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on  June 13, 2013.

(40)

Opinion of Ballard Spahr LLP (with respect to Class IS shares of Advantage, Emerging Markets, Emerging Markets Domestic Debt, Emerging Markets External Debt, Global Opportunity, Global Real Estate, Growth, International Equity, International Opportunity, International Real Estate, Opportunity, Select Global Infrastructure and U.S. Real Estate Portfolios), is incorporated herein by reference to Exhibit (i)(40) to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on  June 13, 2013.

(41)

Opinion and Consent of Dechert LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(42)

Opinion of Ballard Spahr LLP (with respect to Class IS shares of Small Company Growth Portfolio), is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A filed on July 12, 2013.

(43)

Opinion and Consent of Dechert LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(44)

Opinion of Ballard Spahr LLP (with respect to the Global Quality Portfolio), is incorporated herein by reference to Exhibit (i)(44) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(45)	Consent of Dechert LLP, filed herein.

(j)	Consent of Independent Registered Public Accounting Firm, filed herein.

(k)	Not applicable.

(l)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on August 1, 1995.

(m) (1)	Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class A Shares, filed herein.

(2)	Shareholder Services Plan under Rule 12b-1 for Class H Shares, filed herein.

(3)

Amended and Restated Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A filed on August 16, 2013.

(n)	Amended and Restated Multiple Class 18f-3 Plan, filed herein.

(o)	Reserved.

(p) (1)	Code of Ethics for the Fund, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(2)

Code of Ethics for Morgan Stanley Investment Management, dated September 16, 2013, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 27, 2013.

(q)

Powers of Attorney of Directors, dated February 27, 2014, are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on March 25, 2014.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

ITEM 30. INDEMNIFICATION

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Seven of the Registrant’s Articles of Incorporation which is incorporated by reference herein:

Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to paragraph 7 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

Pursuant to paragraph 6 of the Registrant’s Administration Agreement, the Administrator has no liability for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the gross negligence or willful misconduct. The Registrant agrees to indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties under the Agreement or such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of its investment advisers, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct. Further, the Agreement does not protect the Administrator, its directors, officers and/or employees against liability to the Registrant or its shareholders to which it might otherwise be subject by reason of any fraud, willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Pursuant to section 5 of the Registrant’s Distribution Agreement, the Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims,  demands or liabilities and any counsel fees incurred in connection therewith)  which the Distributor, its officers, directors or any such controlling person, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus, but only in the event that a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and except in the case of the Distributor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)           Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed below serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

See “Fund Management” in the Prospectus regarding the business of the investment adviser.  The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc.  Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees:

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.
522 Fifth Avenue, New York, New York 10036

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT	OTHER SUBSTANTIAL BUSINESS,
MANAGEMENT INC.	PROFESSION OR VOCATION

Gregory J. Fleming Managing Director and President	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney LLC.

Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with the Adviser.

Stefanie V. Chang Yu Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc., Chief Financial Officer of Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney LLC.

Mary Alice Dunne Managing Director and Director

Arthur Lev Managing Director and Director	Managing Director of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.

James Janover Managing Director and Director

Kevin Klingert Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc.

Karen Cassidy Managing Director and Treasurer	Treasurer of other entities affiliated with the Adviser.

John Chiota Executive Director and Chief Anti-Money Laundering Officer	Anti-Money Laundering Officer of other entities affiliated with the Adviser.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

In addition, the Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)                                 State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. acts as distributor for the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) AIP Series Trust

(8) Morgan Stanley California Tax-Free Daily Income Trust

(9) Morgan Stanley European Equity Fund Inc.

(10) Morgan Stanley Global Fixed Income Opportunities Fund

(11) Morgan Stanley Global Infrastructure Fund

(12) Morgan Stanley Institutional Fund Trust

(13) Morgan Stanley Institutional Liquidity Funds

(14) Morgan Stanley Limited Duration U.S. Government Trust

(15) Morgan Stanley Liquid Asset Fund Inc.

(16) Morgan Stanley Mortgage Securities Trust

(17) Morgan Stanley Multi Cap Growth Trust

(18) Morgan Stanley New York Municipal Money Market Trust

(19) Morgan Stanley Select Dimensions Investment Series

(20) Morgan Stanley Tax-Free Daily Income Trust

(21) Morgan Stanley U.S. Government Money Market Trust

(22) Morgan Stanley U.S. Government Securities Trust

(23) Morgan Stanley Variable Investment Series

(24) The Universal Institutional Funds, Inc.

(b)                                 Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 32.

The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is 522 Fifth Avenue, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Henry Kaplan	President and Director	None
Frederick McMullen	Director	None
Maureen O’Toole	Director	None
Jeffrey Gelfand	Chief Financial Officer and Treasurer	None
Christopher O’Dell	Secretary	None

Keraya Jefferson	Chief Compliance Officer	None
John Chiota	Chief Anti-Money Laundering Officer	None
Sergio Lupetin	Financial and Operations Principal	None

(c)                                  Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is NOT an affiliated person of the Fund or any affiliated person of an affiliated person:

Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining principal possession of each account, book on other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its function as custodian and sub-administrator)

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
(records relating to its function as transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
(records relating to its function as investment adviser and administrator)

ITEM 34. MANAGEMENT SERVICES

Provide a summary of the substantive provisions of any management-related service contract not discussed in part A or part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2014.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 125 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1) Principal Executive Officer		President and Principal Executive Officer

By	/s/ John H. Gernon		April 29, 2014
John H. Gernon

(2) Principal Financial Officer		Principal Financial Officer

By	/s/ Francis J. Smith		April 29, 2014
Francis J. Smith

(3) Majority of the Directors

James F. Higgins

By:	/s/ Joseph C. Benedetti		April 29, 2014
Joseph C. Benedetti
Attorney-in-Fact

	Frank L. Bowman	Michael F. Klein
	Michael Bozic	Michael E. Nugent (Chairman)
	Kathleen A. Dennis	W. Allen Reed
	Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling		April 29, 2014
Carl Frischling
Attorney-in-Fact

EXHIBIT INDEX

(a)	(62)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013.
	(63)	Certificate of Correction to the Registrant’s Articles of Amendment, dated September 5, 2013.
(i)	(45)	Consent of Dechert LLP.
(j)		Consent of Independent Registered Public Accounting Firm.
(m)	(1)	Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class A Shares.
	(2)	Shareholder Services Plan under Rule 12b-1 for Class H Shares.
(n)		Amended and Restated Multi-Class 18f-3 Plan.